SECURITIES ACT FILE NO. 333-_____
INVESTMENT COMPANY ACT FILE NO. 811-22996

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

------------------

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            ☒

PRE-EFFECTIVE AMENDMENT NO.        ☐

POST-EFFECTIVE AMENDMENT NO.     ☐

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO.                                             ☐

_____________________________

DREYFUS TMT OPPORTUNITIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)

_____________________________

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

(212) 922-6000
(Registrant's Telephone Number, including Area Code)

Jeff S. Prusnofsky, Esq.
The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

_____________________________

Copy to:
David Stephens, Esq.
Nicole M. Runyan, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

_____________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐

It is proposed that this filing will become effective (check appropriate box)

☐           when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered*	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Common Shares, $.001 par value	50,000 shares	$20.00	$1,000,000	$128.80
* Estimated solely for the purpose of calculating the registration fee.

_____________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated September 12, 2014

PROSPECTUS
                    Shares

Dreyfus TMT Opportunities Fund, Inc.

Common Shares
$       per Share

Investment Objective.  Dreyfus TMT Opportunities Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.  The Fund's investment objective is to seek total return consisting of current income, current gains and long-term capital appreciation.  There is no assurance the Fund will achieve its investment objective.

Investment Adviser.  The Fund's investment adviser is The Dreyfus Corporation ("Dreyfus").  The Fund's primary portfolio managers are dual employees of Dreyfus and either The Boston Company Asset Management, LLC or Alcentra NY, LLC, each of which is an affiliate of Dreyfus.

Investment Strategy and Principal Investment Policies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined on page 2 of the prospectus) in companies in one or more of the Technology, Media or Telecommunication Services sectors (the "TMT Sectors").  These companies may include, but are not limited to, companies in one or more of the following industries or sub-industries: communications equipment; electronic equipment and instruments; internet software and services; information technology (IT) services; semiconductors and semiconductor equipment; software; technology hardware, storage and peripherals; diversified telecommunication services; wireless telecommunication services; internet retail; media; cable and satellite; and broadcasting (collectively, "TMT Companies").

Dreyfus intends to construct the Fund's investment portfolio by allocating the Fund's assets to investments in equity securities and equity-related instruments issued by TMT Companies (the "TMT Equity Strategy") and in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (or the unrated equivalent) issued by TMT Companies (the "TMT High Yield Strategy").  The Fund generally expects to allocate 70-85% of its Managed Assets to the TMT Equity Strategy, and may allocate up to 30% of its Managed Assets to the TMT High Yield Strategy.  The allocation of the Fund's assets to the TMT Equity Strategy or the TMT High Yield Strategy normally will be determined based primarily upon the income opportunities available from the different TMT Sectors, industries and/or sub-industries and consistent with the Fund's investment objective.  During periods of weakness or volatility in the equity markets, the Fund's asset allocation may favor capital preservation regardless of the relative income opportunities.  The Fund's asset allocation between the TMT Equity Strategy and the TMT High Yield Strategy will be reviewed at least quarterly, but may be reviewed and adjusted more often in response to market conditions or available investment opportunities.  (continued on following page)

No Prior History.  Because the Fund is newly organized, its shares of common stock, par value $0.001 per share (the ''Common Shares''), have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for initial investors expecting to sell their Common Shares in a relatively short period after completion of this public offering.

Listing.  The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol "    ."

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference.  Investing in the Fund's Common Shares involves certain risks.  You could lose some or all of your investment.  See "Risks" beginning on page     of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Estimated offering costs(3)	$	$
Proceeds, after expenses, to the Fund	$	$
(notes on inside front cover)

The underwriters expect to deliver the Common Shares to purchasers on or about                 , 2014.

_______________________________

The date of this prospectus is                , 2014.

(footnotes from previous page)

(1)
The Fund has granted the underwriters an option to purchase up to               additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any.  If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $                 , $                  , $                  and $               , respectively.  See "Underwriters."

(2)
Dreyfus (and not the Fund) has agreed to pay from its own assets a structuring fee to each of           ,              , and                .  Dreyfus (and not the Fund) also may pay certain qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering.  Because the fees described in this footnote are paid by Dreyfus, they are not reflected under sales load in the table above. See "Underwriters—Additional Compensation to be Paid by Dreyfus."

(3)
The Fund will pay its offering expenses (other than the sales load) up to  an aggregate of $     per Common Share sold in this offering.  Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the offering costs of the Fund (other than the sales load)  exceed $     per Common Share.  Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund.  After payment of such expenses, proceeds to the Fund will be $       per Common Share.  The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $                (approximately $                per Common Share); therefore, offering expenses payable by Dreyfus are estimated to be $                ($                per Common Share).  See "Summary of Fund Expenses."

(continued from previous page)

Investment Strategies (continued).  The Fund also intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund's shareholders.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.

The Fund will invest 25% or more of its Managed Assets in the TMT Sectors and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one or more of the industries or sub-industries of the TMT Sectors described herein.  Dreyfus will determine whether a company is a TMT Company, and retains broad discretion to allocate the Fund's investments across the TMT Sectors and among the various industries or sub-industries within the TMT Sectors.  The Fund may invest up to 20% of its Managed Assets in securities issued by companies that are not TMT Companies.

As part of the TMT Equity Strategy, the Fund expects to invest in common stocks, but its equity investments also may include preferred stocks, convertible securities (including warrants or other rights to acquire common or preferred stock) and depositary receipts.  The Fund may purchase these securities through initial public offerings or shortly thereafter.  The Fund also may invest in securities issued by other investment companies (including exchange-traded funds) and publicly-traded real estate investment trusts ("REITs").  At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.

As part of the TMT High Yield Strategy, the Fund expects to invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (i.e., below BBB- or Baa3 by one or more nationally recognized statistical rating organizations that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus).  The Fund also may invest in debt securities issued by REITs.  The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  The Fund's investments in below investment grade debt securities and loans and those deemed to be of similar quality are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  See "Risks—Below Investment Grade Debt Securities Risk."

The Fund may invest in equity or debt securities of companies of any market capitalization located anywhere in the world, although the Fund will not invest more than 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  See "Investment Objective and Policies—Additional Investment Strategies and Techniques—Use of Derivatives."

Leverage.  The Fund may employ leverage to enhance its potential for achieving its investment objective.  The Fund may employ leverage by issuing preferred shares or debt securities, or by borrowing funds from banks or other financial institutions ("Borrowings") (i.e., "structural leverage").  Following the completion of this offering and based on market conditions at that time, the Fund expects to employ structural leverage through Borrowings in an amount up to 33-1/3% of its Managed Assets.  The Fund also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or short sales (i.e., "portfolio leverage").  The Fund has the ability to employ portfolio leverage to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings.  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.  The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See "Use of Leverage."

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference.  A statement of additional information (the "SAI"), dated              , 2014, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of the SAI, the table of contents of which is on page    of this prospectus, the Fund's annual and semi-annual reports to shareholders (when available), and other information about the Fund, and make shareholder inquiries by calling 1-800-346-8893, by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com.  The information contained in, or that can be accessed through, that website is not part of this prospectus.  You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (www.sec.gov).

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page
Prospectus Summary

Summary of Fund Expenses

The Fund

Use of Proceeds

Investment Objective and Policies

Use of Leverage

Risks

How the Fund Manages Risk

Management of the Fund

Determination of Net Asset Value

Dividends and Distributions

Description of Shares

Certain Provisions of the Articles of Incorporation and Bylaws

Closed-End Structure

Repurchase of Common Shares

Tax Matters

Underwriters

Custodian, Transfer Agent and Dividend Disbursing Agent

Reports to Shareholders

Legal Opinions and Experts

Table of Contents of the Statement of Additional Information

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not, and the underwriters have not, authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.  The Fund's prospects and, after it commences investment operations, its business, financial condition and results of operations, each may have changed since the date on the front of this prospectus.  The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of this prospectus and prior to completion of this offering.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Common Shares.  You should review the more detailed information contained in this prospectus and in the statement of additional information ("SAI"), especially the information set forth under the heading "Risks."

The Fund	Dreyfus TMT Opportunities Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

The Offering
The Fund is offering              shares of common stock, par value $0.001 per share (the "Common Shares"), at an initial offering price of $      per share.  The Common Shares are being offered by a group of underwriters (the "Underwriters") led by                  .  You must purchase at least 100 Common Shares ($         ) in order to participate in the offering.  The Fund has granted the Underwriters an option to purchase up to an additional             Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any.  The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $      per Common Share.  See "Underwriters."

Investment Objective and Policies
The Fund's investment objective is to seek total return consisting of current income, current gains and long-term capital appreciation.    The Fund is not intended as a complete investment program.  There is no assurance the Fund will achieve its investment objective.  The Fund's investment objective is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice to shareholders.  See "Investment Objective and Policies" and "Risks."

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in companies in one or more of the Technology, Media or Telecommunication Services sectors (the "TMT Sectors").  These companies may include, but are not limited to, companies in one or more of the following industries or sub-industries: communications equipment; electronic equipment and instruments; internet software and services; information technology (IT) services; semiconductors and semiconductor equipment; software; technology hardware, storage and peripherals; diversified telecommunication services; wireless telecommunication services; internet retail; media; cable and satellite; and broadcasting (collectively, "TMT Companies").

The Fund generally expects to allocate 70-85% of its Managed Assets to investments in equity securities and equity-related instruments issued by TMT Companies (the "TMT Equity Strategy"), and may allocate up to 30% of its Managed Assets to fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (or the unrated equivalent) issued by TMT Companies (the "TMT High Yield Strategy").  At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.

The Fund also intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to holders of Common Shares ("Common Shareholders").  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.

The Fund will invest 25% or more of its Managed Assets in the TMT Sectors and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one or more of the industries or sub-industries of the TMT Sectors described herein.  Dreyfus will determine whether a company is a TMT Company, and retains broad discretion to allocate the Fund's investments across the TMT Sectors and among the various industries or sub-industries within the TMT Sectors.  The Fund may invest up to 20% of its Managed Assets in securities issued by companies that are not TMT Companies.

The Fund may invest in equity or debt securities of companies of any market capitalization located anywhere in the world, although the Fund will not invest more than 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.

"Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to effective leverage (i.e., any structural leverage and portfolio leverage used by the Fund), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.

Investment Process
Dreyfus intends to construct the Fund's investment portfolio by allocating the Fund's assets to the TMT Equity Strategy and the TMT High Yield Strategy.  The Fund generally expects to allocate 70-85% of its Managed Assets to the TMT Equity Strategy, and may allocate up to 30% of its Managed Assets to the TMT High Yield Strategy.   The allocation of the Fund's assets to the TMT Equity Strategy or the TMT High Yield Strategy normally will be determined based primarily upon the income opportunities available from the different TMT Sectors, industries and/or sub-industries and consistent with the Fund's investment objective.  During periods of weakness or volatility in the equity markets, the Fund's asset allocation may favor capital preservation regardless of the relative income opportunities.  The Fund's asset allocation between the TMT Equity Strategy and the TMT High Yield Strategy will be reviewed at least quarterly, but it may be reviewed and adjusted more often in response to market conditions or available investment opportunities.

In seeking current income and consistent with its investment objective, the Fund will allocate its assets among TMT Companies across the TMT Sectors and among various industries and sub-industries within the TMT Sectors.  Because the Fund's assets will be allocated between the TMT Equity Strategy and the TMT High Yield Strategy, the Fund will invest in different levels of the capital structures of TMT Companies.  A company's capital structure refers to the way it finances its business and can include any combination of equity securities, debt securities or hybrid securities. The Fund's portfolio managers have a long tenure evaluating TMT Companies and significant experience with technology evolution, paradigm shifts, the creative destruction of new inventions, technology product cycles and media and technology service models employed by those companies.  This tenure and experience enables them to identify investment opportunities across a TMT Company's capital structure at all stages of development.

TMT Equity Strategy.  The Fund's portfolio managers responsible for managing the TMT Equity Strategy utilize a fundamental, bottom-up research process to identify prospective investments.  They intend to invest the Fund's assets in those TMT Companies in which they have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Conversely, the portfolio managers will establish short positions for the Fund in those TMT Companies in which they believe there has been a negative change in the fundamental factors relating to the company or the company has become overvalued.

TMT High Yield Strategy.  The Fund's portfolio managers responsible for managing the TMT High Yield Strategy intend to buy and sell securities for the Fund through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay to analyze investment opportunities.  They use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across the TMT Sectors, industries and sub-industries thereof, while seeking to mitigate credit risk.  Such fundamental credit analysis includes a qualitative evaluation of a company's underlying business or earnings prospects, product lines, competitive position, sensitivity to economic conditions and trends, management quality and customer base, followed by a quantitative analysis of corporate earnings, cash flow, financial flexibility, leverage and other metrics.  The portfolio managers' fundamental analysis is complemented by their macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.  The portfolio managers seek to mitigate credit risk through a disciplined approach to their credit investment selection and evaluation process.

The Fund does not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%.  A portfolio turnover of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.

See "Investment Objective and Policies—Investment Process."

Portfolio Investments
TMT Equity Strategy Investments.  As part of the TMT Equity Strategy, the Fund expects to invest in common stocks, but its equity investments also may include preferred stocks, convertible securities (including warrants or other rights to acquire common or preferred stock) and depositary receipts.  The Fund may purchase these securities through initial public offerings ("IPOs") or shortly thereafter. The Fund also may invest in securities issued by other investment companies (including exchange-traded funds or "ETFs") and publicly-traded real estate investment trusts ("REITs").

Common Stock.  Common stock represents shares of a corporation or other entity that entitle the holder to a share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity.  After other claims are satisfied, common stockholders and other common equity owners participate in the company's profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to provide potential growth.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Common Stock."

Preferred Stock.  Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stocks have a specified dividend and ranks after loans and other debt instruments and before common stocks in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt instruments, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Preferred Stock."

Convertible Securities.  Convertible securities include preferred stocks or other securities (including debt obligations) that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and debt securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Convertible Securities."

Warrants and Rights.  Warrants and stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer.  Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security.  Warrants, rights or other non-income producing equity securities also may be received in connection with the Fund's investments in corporate debt obligations or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Warrants and Rights."

IPOs.  The Fund may invest in shares of issuers which are engaging in IPOs, although IPOs may not be consistently available to the Fund for investing.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer.  In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.  Therefore, the Fund may hold IPO shares for a very short period of time.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—IPOs."

Other Investment Companies.  The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) subject to applicable regulatory limits, that invest primarily in securities of the types in which the Fund may invest directly.  The Fund's investment in an investment company may be treated as an investment in a TMT Company for purposes of the Fund's investment policies and restrictions based upon the investment company's stated investment objectives, policies and restrictions.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Other Investment Companies."

REITs.  REITs are companies that own interests in real estate or in real estate related loans or other interests.  A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders.  To the extent the Fund invests in a REIT that derives its income from the ownership, leasing or financing of properties of companies in one of the TMT Sectors or the various industries or sub-industries thereof, such investment will be treated as an investment in a TMT Company for purposes of the Fund's investment policies and restrictions.  Although most of the Fund's investments in REITs will be equity securities, the Fund may, from time to time as part of the TMT High Yield Strategy, purchase debt securities issued by REITs.  See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—REITs."

Short Sales.  At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.  The Fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

See "Investment Objective and Policies—Portfolio Investments—TMT Equity Strategy—Short Sales" for information about the limitations applicable to the Fund's short sale activities.

TMT High Yield Strategy Investments.  As part of the TMT High Yield Strategy, the Fund expects to invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (i.e., below BBB- or Baa3 by one or more nationally recognized statistical rating organizations ("NRSROs") that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus).  These  investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the Fund's portfolio allocated to the TMT High Yield Strategy or on the maturities or durations of the individual debt instruments the Fund may purchase.

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar instruments, including certain convertible securities, of corporations to pay interest and repay principal.  Debt securities may be acquired with warrants attached to purchase additional fixed income securities at the same coupon rate.  The Fund may invest in corporate debt obligations issued by U.S. and non-U.S. issuers that issue securities which may be U.S. dollar-denominated or non-U.S. dollar-denominated.  In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).  See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Corporate Debt Obligations."

The corporate debt obligations and other fixed rate debt securities in which the Fund will invest typically will be below investment grade quality and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Below Investment Grade Debt Securities."

Floating Rate Loans and Other Floating Rate Securities.  The Fund may invest in floating rate loans and other floating rate securities.  These instruments have interest rates that adjust or "float" periodically based on a specified interest rate or other reference.  Floating rate loans are made by banks and other financial institutions to their corporate clients.  The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium or credit spread.  Some floating rate loans reset on set dates, typically every 30 to 90 days, but not to exceed one year.  Other floating rate loans reset periodically when the underlying rate resets.  Many floating rate loans have LIBOR floors, whereby the borrower contractually agrees that the amount used for LIBOR in calculating the yield on the loan will not be less than an agreed upon amount.

The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  The Fund's investments in floating rate loans and other floating rate securities also may include (i) second lien loans, senior unsecured loans and subordinated loans, (ii) senior and subordinated corporate debt obligations (such as bonds, debentures and notes), (iii) debt obligations issued by governments, their agencies and instrumentalities, and debt obligations issued by central banks, and (iv) fixed-rate loans or debt obligations with respect to which the Fund has entered into derivative instruments (principally swap agreements and options on swap agreements) to effectively convert the fixed-rate interest payments into floating rate interest payments.

The Fund also may purchase participations and assignments in, and commitments to purchase, floating rate loans.  The Fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer or of a floating rate loan, or as part of a package of securities acquired with a loan.

See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Floating Rate Loans and Other Floating Rate Securities."

The floating rate loans and other floating rate securities in which the Fund will invest typically will be below investment grade quality and, like fixed rate below investment grade debt securities, are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Below Investment Grade Debt Securities."

Below Investment Grade Debt Securities.  The Fund may invest in fixed rate and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade or unrated instruments determined by Dreyfus to be of similar quality.  These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  The Fund may invest up to 10% of its Managed Assets in loans and other debt instruments where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  The Fund may not invest in issuers which are in default (i.e., failing to pay interest or principal when due) at the time of purchase, except for investments issued in connection with a company in bankruptcy that is senior to all other debt, equity and any other securities in connection with such issuer. See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Below Investment Grade Debt Securities."

Zero Coupon, Pay-In-Kind and Step-Up Securities.  Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  See "Investment Objective and Policies—Portfolio Investments—TMT High Yield Strategy—Zero Coupon, Pay-In-Kind and Step-Up Securities."

Option Writing Strategy.  The Fund also intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to Common Shareholders, although there can be no assurance that this will be achieved.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.

The Fund intends primarily to write listed/exchange-traded options, but it may, from time to time, write over-the-counter ("OTC") options, particularly with respect to options on foreign securities or indices.  To the extent the Fund's written call and put options have economic characteristics similar to equity or debt instruments of TMT Companies, such options will be considered investments included within the Fund's 80% investment policy.

The Fund will not write "naked" or uncovered call or put options, other than those that are "covered" either by segregating or earmarking  liquid assets consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") or by entering into offsetting transactions in accordance with applicable regulations.

"Investment Objective and Policies—Portfolio Investments—Option Writing Strategy."

Additional Investment Strategies and Techniques.

Non-U.S. Investments.  The Fund may invest up to 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law).  They may be traded on foreign securities exchanges or in the foreign OTC markets.  Securities of non-U.S. issuers also may be purchased in the form of depositary receipts and may not necessarily be denominated in the same currency as the securities into which they may be converted.

See "Investment Objective and Policies—Portfolio Investments—Additional Investment Strategies and Techniques—Non-U.S. Investments."

Foreign Currency Transactions.  The Fund anticipates entering into foreign currency transactions primarily to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell.  Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  See "Investment Objective and Policies—Portfolio Investments—Additional Investment Strategies and Techniques—Foreign Currency Transactions."

Use of Derivatives.  In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  To the extent the derivative instruments used by the Fund have economic characteristics similar to equity or debt instruments of TMT Companies, such derivatives will be considered investments included within the Fund's 80% investment policy.

A derivatives contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  When the Fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations.  If such segregated assets represent a large portion of the Fund's portfolio, portfolio management may be affected as covered positions (including those related to the Fund's short sales) may have to be reduced if it becomes necessary for the Fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

See "Investment Objective and Policies—Portfolio Investments—Additional Investment Strategies and Techniques—Use of Derivatives" for additional information on the types of derivative instruments in which the Fund may invest.

Other Strategies.

Investment Grade Debt Securities.  The Fund may invest, to a limited degree, in fixed rate and floating rate loans, corporate debt obligations and other debt securities or instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Dreyfus.

U.S. Government Securities.  U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor the Fund's price per Common Share is guaranteed.

Short-Term Fixed Income Securities and Money Market Instruments; Temporary Defensive Position.  During adverse market conditions, for temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objective and policies.  During such periods, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term debt securities.  Accordingly, during such periods, the Fund may not achieve its investment objective.  See "Investment Objective and Policies—Portfolio Investments—Other Strategies—Short-Term Fixed Income Securities and Money Market Instruments; Temporary Defensive Position."

Illiquid and Restricted Securities.  The Fund may invest in illiquid securities.  Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, repurchase agreements with maturities in excess of seven days and securities in which no secondary market is readily available.  See "Investment Objective and Policies—Portfolio Investments—Other Strategies—Illiquid and Restricted Securities."

Securities Lending.  The Fund may lend securities with a value of up to 33-⅓% of its total assets (including such loans) to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.  See "Investment Objective and Policies—Portfolio Investments—Other Strategies—Securities Lending."

Unless otherwise stated herein or in the SAI, the Fund's investment policies are non-fundamental policies and may be changed by the Fund's Board of Directors without prior shareholder approval.

For a more complete discussion of the Fund's investment strategy and portfolio investments, see "Investment Objective and Policies—Principal Investment Strategies and Policies" and "—Portfolio Investments."

Leverage
The Fund may employ leverage by issuing preferred shares ("Preferred Shares") or debt securities, or by borrowing funds from banks or other financial institutions ("Borrowings") (i.e., "structural leverage").  Following the completion of this offering and based on market conditions at that time, the Fund expects to employ structural leverage through Borrowings in an amount up to 33-1/3% of its Managed Assets.

The Fund also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or short sales (i.e., "portfolio leverage").  The Fund has the ability to employ portfolio leverage to the extent permitted by the 1940 Act.  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings.

[Notwithstanding the foregoing, neither the effective leverage incurred through the use of covered calls and puts as part of the Fund's option writing strategy nor the use of short sales by the Fund will be counted toward the Fund's overall leverage limitations.]

The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on Dreyfus' assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage.  There is no assurance that the Fund will utilize any form or combination of leverage.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its use of portfolio leverage or will enter into offsetting transactions or own positions covering its obligations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

To the extent the income derived from securities purchased with proceeds received from the Fund's use of effective leverage exceeds the cost of such leverage, the Fund's distributions to Common Shareholders may be greater than if leverage had not been used.  Conversely, if the income earned on the securities purchased with such proceeds is not sufficient to cover the cost of the Fund's use of effective leverage, the amount available for distribution to the Common Shareholders will be less than if leverage had not been used.

The Fund pays an investment advisory fee to Dreyfus based on a percentage of its Managed Assets.  Managed Assets include the proceeds realized and managed from the Fund's use of effective leverage.  Dreyfus will base its decision regarding whether and how much leverage to use for the Fund based on its assessment of whether such use of leverage will advance the Fund's investment objective.  However, the fact that a decision to increase the Fund's effective leverage will have the effect, all other things being equal, of increasing Managed Assets and therefore Dreyfus' fee means that Dreyfus may have a conflict of interest in determining whether to increase the Fund's use of effective leverage.  Dreyfus will seek to manage that potential conflict by increasing the Fund's use of effective leverage only when it determines that such increase is consistent with the Fund's investment objective, and by periodically reviewing the Fund's performance and use of effective leverage with the Fund's Board of Directors.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See, "Risks—Other Principal Risks of Investing in the Fund—Leverage Risk."

Investment Adviser
The Dreyfus Corporation is the Fund's investment adviser.  The Fund's primary portfolio managers are dual employees of Dreyfus and either The Boston Company Asset Management, LLC ("TBCAM") or Alcentra NY, LLC ("Alcentra"), each of which is an affiliate of Dreyfus.

Founded in 1947, Dreyfus managed approximately $248 billion in approximately 171 mutual fund portfolios as of           , 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  As of           , 2014, BNY Mellon had $28.5 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

The Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of        % of the average daily value of the Fund's Managed Assets.  See "Management of the Fund—Investment Adviser."

Listing	The Fund intends to apply for listing of its Common Shares on the New York Stock Exchange ("NYSE") under the ticker symbol " ."

Dividends and Distributions
Subject to the determination of the Fund's Board of Directors to implement a Managed Distribution Policy (as defined below), commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time (a "Level Rate Distribution Policy").  Over time, the Fund will distribute all of its net investment income.  The Fund expects to declare the initial monthly distribution on the Common Shares within approximately 45 days, and to pay approximately 60 to 90 days, from the completion of this offering depending on market conditions.  At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income, or may return capital.

A Level Rate Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month (assuming no adjustment to the rate).  If the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, Common Shareholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.  Common Shareholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.

The Fund has filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions each year (a "Managed Distribution Policy").  If the Fund receives the requested exemptive relief, it may, subject to the determination of its Board of Directors, implement a Managed Distribution Policy.  Under a Managed Distribution Policy, if, for any distribution, net investment income  and net realized long-term capital gains were less than the amount of the distribution, the differences would be distributed from the Fund's assets and would constitute a return of capital.  There can be no assurance that the Securities and Exchange Commission will grant such relief.

Under normal market conditions, Dreyfus will seek to manage the Fund in a manner such that the Fund's distributions—whether pursuant to a Level Rate Distribution Policy or a Managed Distribution Policy—are reflective of the Fund's current and projected earnings levels.  The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund's earnings, and may fluctuate over time.  Various factors will affect the composition and level of the Fund's distributions, including the Fund's asset allocation between the TMT Equity Strategy and TMT High Yield Strategy, and the Fund's use of its option writing strategy.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any Preferred Shares.  See "Dividends and Distributions."

As explained more fully below in "Tax Matters," at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain.  As provided under federal income tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain, and will be entitled to a U.S. federal income tax credit for the U.S. federal income tax deemed paid on their behalf by the Fund.  Under the Fund's distribution policy (but not for U.S. federal income tax purposes), the Fund may treat the cash value of tax credit amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

Distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See "Dividends and Distributions—Dividend Reinvestment Plan" and "Tax Matters."

Risks
An investment in the Fund involves special risk considerations, which are summarized below.  The Fund is designed as a long-term investment and not as a vehicle for short-term trading purposes.  An investment in Common Shares may be speculative and it involves a high degree of risk.  The Fund should not constitute a complete investment program.  Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.  For additional information about the risks associated with investing in the Common Shares, see "Risks."

General Risks of Investing in the Fund

No Operating History. The Fund is a newly organized, closed-end management investment company with no operating history and its Common Shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value.  Shares of closed-end funds frequently trade at a market price that is below their net asset value.  This is commonly referred to as "trading at a discount."  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease.  Investors who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk.  The Fund's net asset value will be reduced following this offering by the sales load and the amount of offering costs paid by the Fund.  See "Risks—General Risks of Investing in the Fund—Risk of Market Price Discount From Net Asset Value."

Management and Allocation Risk.  Management risk is the risk that the investment process used by the Fund's portfolio managers could fail to achieve the Fund's investment objective and cause your investment in the Fund to lose value.  The Fund will be subject to a higher level of management risk because of, among other things, the Fund's option writing strategy.  The ability of the Fund to achieve its investment objective also depends, in part, on the ability of the Fund's portfolio managers to allocate effectively the Fund's assets between and within the Fund's TMT Equity Strategy and TMT High Yield Strategy.  There can be no assurance that the actual allocations will be effective in achieving the Fund's investment objective.  See "Risks—General Risks of Investing in the Fund—Management and Allocation Risk."

Concentration Risk.  Because the Fund will concentrate its assets in the TMT Sectors, including the industries and/or sub-industries comprising the TMT Sectors, it may be subject to more risks than if it were broadly diversified over numerous economic sectors, industries and sub-industries.  General changes in market sentiment towards companies in the TMT Sectors may lag behind the broader market as a whole.  In addition, the Fund's concentration in one or more of the TMT Sectors or the various industries or sub-industries within the TMT Sectors may subject the Fund to a variety of risks associated with TMT Companies.  See "Risks—General Risks of Investing in the Fund—Concentration Risk."

For additional information about the risks associated with investing in TMT Companies in each of the TMT Sectors, see "—Technology Company Risk," –Media Company Risk" and "Telecommunication Services Risk."

Risks Related to the Fund's TMT Equity Strategy

Common Stock Risk.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

To the extent the Fund invests in dividend paying equity securities, it may limit its potential for appreciation during a broad market advance.  Dividend paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes.  In addition, dividends on common stock in which the Fund may invest are not fixed but are declared at the discretion of a company's board of directors.  There is no guarantee that the companies in which the Fund may invest will declare dividends or that, if declared, they will remain at current levels or increase over time.  The Fund does not have a policy to invest in dividend paying equity securities.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Dividend Paying Equity Securities Risk."

Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Small and Midsize Company Risk."

In addition, by investing in a mix of growth and value companies, the Fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Growth and Value Stock Risk."

Preferred Stock Risk.  There are special risks associated with investing in preferred stock, including: deferral and omission risk, liquidity risk, special redemption rights of the issuer and limited voting rights of the holder.  In addition, preferred stocks are generally subordinated to loans and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior loan and other debt instruments.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Preferred Stock Risk."

Convertible Securities Risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Convertible Securities Risk."

Warrants and Rights Risk.  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

IPO Risk.  Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund.  However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—IPO Risk."

Other Investment Companies Risk.  Subject to applicable regulatory limitations, the Fund may acquire shares in other investment companies (including ETFs).  The market value of the shares of other investment companies may differ from their net asset value.  As an investor in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, Common Shareholders will be absorbing duplicative levels of fees with respect to the Fund's investments in other investment companies.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Other Investment Company Risk."

REITs Risk.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.  REITs whose underlying properties are concentrated in a particular sector or industry, such as a TMT Sector or industry and/or sub-industry thereof, are subject to risks affecting such sectors or industries. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers also may lack sufficient market liquidity.  To the extent the Fund invests in debt securities issued by REITs, those investments also will be subject to the risks generally associated with debt securities.

Short Sales Risk.  The Fund may make short sales, which involve selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock.  In theory, stocks sold short have unlimited risk.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.  See "Risks—Risks Related to the Fund's TMT Equity Strategy—Short Sales Risk."

Risks Related to the Fund's TMT High Yield Strategy

Corporate Debt Obligations Risk.  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds.  The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services.  There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.  See " Risks—Risks Related to the Fund's TMT High Yield Strategy—Corporate Debt Obligations Risk."

Floating Rate Loans and Other Floating Rate Securities Risk.  The Fund may invest in floating rate loans and other securities.  The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as LIBOR, a money-market index or U.S. Treasury bill rate.  The interest rate on a floating rate security resets periodically.  Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

Loan Risk.  Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans to trade.  Loans trade in an OTC market and are confirmed and settled through standardized procedures and documentation.  The secondary market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.  These laws may be less developed and more cumbersome with respect to the Fund's non-U.S. investments.  See "Risks—Risks Related to the Fund's TMT High Yield Strategy—Loan Risk."

The floating rate loans in which the Fund will invest typically will be below investment grade quality and, like fixed rate below investment grade debt securities or other instruments, are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade debt securities, although senior loans are typically senior and secured in contrast to other high yield securities, which are often subordinated and unsecured.  See " Risks—Risks Related to the Fund's TMT High Yield Strategy—Below Investment Grade Debt Securities Risk."

Loan Valuation Risk. Because there may be a lack of centralized information and trading for certain loans in which the Fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market.  Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.  See "Risks—Risks Related to the Fund's TMT High Yield Strategy—Loan Valuation Risk."

Participations and Assignments Risk. If a floating rate loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.  The Fund also may invest in a loan through an assignment of all or a portion of such loan from a third party.  If a floating rate loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.  See "Risks—Risks Related to the Fund's TMT High Yield Strategy—Participations and Assignments Risk."

Below Investment Grade Securities Risk.  The Fund's investments in loans, debt securities and other instruments that are rated, at the time of investment, below investment grade quality (i.e., below BBB- or Baa3 by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus) are commonly referred to as "high yield" or "junk" securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

The value of high yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions.  Issuers of high yield securities are not perceived to be as strong financially as those with higher credit ratings.  These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.  Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The secondary market for high yield securities may be less liquid than that for higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.  Because of the substantial risks associated with investments in lower grade securities, Common Shareholders could lose money on their investment in the Fund, both in the short-term and the long-term.  To the extent that the Fund invests in unrated high yield securities that have not been rated by an NRSRO, the Fund's ability to achieve its investment objective will be more dependent on Dreyfus' credit analysis than if the Fund invested in rated securities.

Investments in loans and other debt securities of financially distressed issuers are speculative and involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Dreyfus' judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

See "Risks—Risks Related to the Fund's TMT High Yield Strategy—Below Investment Grade Debt Securities Risk."

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

General Risks of Debt Instruments.  In addition to the risks associated with specific types of loans and other debt securities in which the Fund may invest, investing in debt instruments generally are subject to the following risks:

Interest Rate Risk.  Prices of fixed rate debt instruments tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect these instruments and, accordingly, the Fund's price per Common Share.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates.  The magnitude of these fluctuations in the market price of fixed rate debt instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Unlike investment grade securities, however, the prices of high yield securities may fluctuate unpredictably and not necessarily inversely with changes in interest rates.  In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates.  Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Issuer Risk.  The value of debt instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.  Failure of an issuer to make timely interest and/or principal payments, or a decline or perception of a decline in the credit quality of a debt instrument, can cause the instrument's price to fall, potentially lowering the Fund's price per Common Share.  High yield securities involve greater credit risk, including the risk of default, than investment grade securities, and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  See "Risks—Below Investment Grade Debt Securities Risk."

Call Risk.  Some debt instruments give the issuer the option to "call," or prepay, the instruments before their maturity date.  If interest rates fall, it is possible that issuers of callable debt instruments with high interest coupons will call those instruments.  If a call were exercised by the issuer of a debt instrument held by the Fund during a period of declining interest rates, the Fund is likely to replace such called instrument with a lower yielding instrument.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called debt instruments at market interest rates that are below the current earnings rate of its portfolio.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration.  Dreyfus may seek to adjust the duration or maturity of the Fund's portfolio within the TMT High Yield Strategy based on its assessment of current and projected market conditions and all other factors that Dreyfus deems relevant.  Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund's portfolio within the TMT High Yield Strategy generally will be made based on all pertinent market factors at any given time.  The Fund may incur costs in seeking to adjust the portfolio average duration or maturity.  There can be no assurance that Dreyfus' assessment of current and projected market conditions will be correct or that any strategy to adjust any duration or maturity of the Fund's portfolio within the TMT High Yield Strategy will be successful at any given time.  Generally speaking, the longer the duration of the Fund's portfolio within the TMT High Yield Strategy, the more exposure the Fund will have to the interest rate risks described above.

Risks Related to the Fund's Option Writing Strategy

The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option writing strategy.  There are several risks associated with transactions in options on securities used in connection with this strategy.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  There can be no assurance that a liquid market will exist when the Fund seeks to close out a listed/exchange-traded option.  OTC options differ from exchange-listed options in that they are two-party contracts, with an exercise price, premium and other terms negotiated between a buyer and seller, and generally do not have as much market liquidity as exchange-listed options.  See, "Risks—Risks Related to the Fund's Option Writing Strategy—Exchange-Listed Options Risk" and "—OTC Option Risk."

General Risks of Writing Options.  As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  In other words, as the Fund writes covered calls over more of its portfolio, the Fund's ability to benefit from capital appreciation becomes more limited.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.  While the Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. These risks may be offset, to some degree, if the Fund also has taken a short position in the underlying stock.

The Fund may sell index call and put options from time to time.  Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.  The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option.  See, "Risks—Risks Related to the Fund's Option Writing Strategy—Index Option Risk."

Tax Risk.  The tax treatment of the Fund's options activity will vary based on the nature and subject of the options.  Gains from premiums on call options written (sold) on individual stocks, and on certain indices received by the Fund are recognized when the option contract expires, the option is exercised by the holder or the Fund transfers or otherwise terminates the option. If an option written by the Fund on an individual stock is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize short-term or long-term capital gain or loss, depending upon the holding period of the underlying stock.  If the Fund recognizes gain or loss on such an option with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying stock, the gain or loss will be short-term gain or loss.

It is possible that certain of the index options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options at the end of the Fund's taxable year (and, for purposes of the excise tax, on certain other dates as prescribed under the Internal Revenue Code of 1986, as amended (the "Code")); under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. It is possible that certain of the call options and other instruments employed by the Fund (including purchased put options) will give rise to "straddles" under the Federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income.

Other Principal Risks of Investing in the Fund

Non-U.S. Investment Risk.  To the extent the Fund invests in equity or debt securities issued by non-U.S. issuers, the Fund's performance will be influenced by political, social and economic factors affecting investments in such issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Fund.

These risks may be heightened to the extent the Fund invests in issuers located or doing business in emerging market countries.  The securities of issuers located in emerging markets countries tend to be more volatile and less liquid than securities of issuers located in countries of more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  See "Risks—Other Principal Risks of Investing in the Fund—Non-U.S. Investment Risk."

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.  See "Risks—Other Principal Risks of Investing in the Fund—Foreign Currency Risk."

Leverage Risk.  Following the completion of this offering and based on market conditions at that time, the Fund primarily expects to employ structural leverage through Borrowings.  The Fund also is authorized to utilize structural leverage through the issuance of debt securities or Preferred Shares, although the Fund has no current intention of issuing Preferred Shares.  The Fund also may employ portfolio leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or short sales.  There is no assurance that the Fund's leveraging strategies will be successful.

The Fund's use of effective leverage creates the opportunity for increased net income per Common Share, but also creates special risks for Common Shareholders, such as (a) the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of effective leverage are borne entirely by the Common Shareholders, and (b) the possibility that: (i) Common Share income will fall if the interest expense of Borrowings or the cost of other effective leverage rises; (ii) Common Share income will fluctuate because the interest expense of Borrowings or the cost of other effective leverage varies; or (iii) Common Share long-term returns will be diminished if the cost of effective leverage exceeds the return on the securities acquired with the proceeds of such leverage.

To the extent the Fund uses Borrowings, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to those Borrowings.  If the interest expense on Borrowings approaches the net rate of return on the Fund's portfolio of investments, the benefit to Common Shareholders of the use of Borrowings would be reduced.  If the interest expense on Borrowings exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund had not used Borrowings.

The investment advisory fee paid to Dreyfus will be calculated on the basis of the value of the Fund's average daily Managed Assets, including assets purchased with effective leverage, so the fees will be higher when such leverage is utilized.  Because the fee received by Dreyfus is based on the Fund's Managed Assets, Dreyfus has a financial incentive for the Fund to engage in leverage, which may create a conflict of interest between Dreyfus and the Common Shareholders.

For more information about the Fund's use of leverage, and its associated risks, see "Use of Leverage" and "Risks—Other Principal Risks of Investing in the Fund—Leverage Risk."

Principal Risks of the Use of Derivatives.  In addition to the risks described herein with respect to the use of covered call and put options as part of the Fund's option writing strategy, the Fund will be subject to additional risks with respect to its use of derivatives.

A small investment in derivatives could have a potentially large impact on the Fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund's other investments.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions.  Certain types of derivatives, including swap agreements, forward contracts and other OTC transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The Fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the Fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The federal income tax treatment of payments in respect of certain derivatives contracts is unclear.  Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

For a more complete discussion of risks associated with the use of specific derivative instruments by the Fund, see "Risks—Other Principal Risks of Investing in the Fund—Principal Risks of the Use of Derivatives."

Other Risks of Investing in the Fund

Illiquid and Restricted Securities Risk.  Illiquid investments involve the risk that investments owned by the Fund will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying those investments on its books. As a result, the value of such securities and the Fund's Common Share price may fall dramatically.  See "Risks—Other Risks of Investing in the Fund—Illiquid and Restricted Securities Risk."

Recent Market Events Risk.  In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio.  These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.  In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund's distribution rates on its Common Shares.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist.  Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances.  Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States.  These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value.  Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Regulation and Government Intervention Risk.  The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund is regulated.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets.  The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Non-Diversification Risk.  The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Potential Conflicts of Interest Risk.  Dreyfus and the Fund's portfolio managers may manage multiple accounts for a diverse client base, including other investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), comingled funds and wrap fee programs (collectively, "Other Accounts").  Potential conflicts of interest may arise because of Dreyfus' or a portfolio manager's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Fund's portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The Fund's portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely affect the Fund, depending on market conditions. For additional information on potential conflicts of interest affecting the Fund, see "Management Arrangements—Portfolio Management—Certain Conflicts of Interest with Other Accounts" in the SAI.

Anti-Takeover Provisions.  Certain provisions of the Fund's Articles of Incorporation and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund's structure.  The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Risks—Other Risks of Investing in the Fund—Anti-Takeover Provisions" and "Certain Provisions of the Fund's Articles of Incorporation and Bylaws."

For additional risks relating to investments in the Fund, including risks associated with inflation, deflation, securities lending and portfolio turnover, see "Risks—Other Risks of Investing in the Fund."

Custodian, Transfer Agent and Dividend Disbursing Agent	serves as the Fund's custodian, and serves as the Fund's transfer agent and dividend disbursing agent. See "Custodian, Transfer Agent and Dividend Disbursing Agent."

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand the fees and expenses that you, as an investor in the Fund's Common Shares, would bear directly or indirectly.  Common Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary.  The expenses shown in the table under "Other Expenses" and "Total Annual Fund Operating Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately          Common Shares.  If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.  The table also assumes the Fund's use of leverage through the use of Borrowings in an amount equal to 33-1/3% of its Managed Assets (after its use), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Common Shareholder Transaction Expenses (as a percentage of offering price)
Sales load paid by you	%
Offering costs borne by the Fund	%(1)
Dividend reinvestment plan fees	None(2)

As a Percentage of Net Assets Attributable to Common Shares(3)
Annual Expenses
Investment Advisory Fees	%
Interest Expense	%(4)
Other Expenses
Dividend and interest expenses on securities sold short	%
Other expenses	%
Total Annual Fund Operating Expenses	%
_______________________________________

(1)	Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $ per Common Share.

(2)	You will be charged a brokerage commission if you direct the Plan Agent (as defined herein) to sell your Common Shares held in a dividend reinvestment account.

(3)
The Fund anticipates initially using leverage through the use of Borrowings.  The fee table assumes in the calculation of the investment management fees that the Fund incurs effective leverage of 33-1/3% of its Managed Assets.  All costs and expenses related to any form of effective leverage used by the Fund will be borne entirely by Common Shareholders.

Stated as a percentage of net assets attributable to Common Shares assuming no Borrowings or other effective leverage, the Fund's estimated expenses would be as follows:

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (assuming no leverage incurred)
Investment Advisory Fees	%
Other Expenses
Dividend and interest expenses on securities sold short	%
Other expenses	%
Total Annual Fund Operating Expenses	%

(4) "Interest Expense" relates to the Fund's expenses associated with the use of Borrowings and is based on the assumption that the Fund incurs effective leverage of 33-1/3% of its Managed Assets.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $     and estimated offering expenses of $    ), assuming (i) the Fund issues         Common Shares in this offering, (ii) total annual Fund operating expenses of      % of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value::

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

The examples above should not be considered a representation of future expenses. Actual expenses may be higher or lower.  The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table is accurate.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.  Assuming the Fund does not use any effective leverage, including through the use of Borrowings, the illustrated expenses in the example above would be $     , $      , $      and $      for years 1, 3, 5 and 10, respectively.

THE FUND

Dreyfus TMT Opportunities Fund, Inc. is a newly organized, non-diversified, closed-end management investment company.  The Fund was organized as a Maryland corporation on September 3, 2014, and is registered as an investment company under the 1940 Act.  The Fund has claimed an exclusion from the term "commodity pool operator" ("CPO") under the Commodity Exchange Act.  As a recently organized entity, the Fund has no operating history.  The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is 1-800-346-8893.

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $      (or approximately $      assuming the Underwriters exercise the over-allotment option in full) and the deduction of the sales load.  Dreyfus has agreed to (i) pay directly all organizational expenses of the Fund and (ii) pay the amount by which the Fund's offering costs (other than the sales load) exceed $      per Common Share.  The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below.  The Fund currently anticipates that it will be able to invest substantially all of the net proceeds from this offering in investments that meet the Fund's investment objective and policies within approximately two to four months after the completion of this offering.  Pending such investment, the Fund may invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term debt securities.  See "Investment Objective and Policies."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek total return consisting of current income, current gains and long-term capital appreciation.  The Fund is not intended as a complete investment program.  There is no assurance the Fund will achieve its investment objective.  The Fund's investment objective is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice to shareholders.

Principal Investment Strategies and Policies

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in companies in one or more of the TMT Sectors.  These companies may include, but are not limited to, companies in one or more of the following industries or sub-industries: communications equipment; electronic equipment and instruments; internet software and services; information technology (IT) services; semiconductors and semiconductor equipment; software; technology hardware, storage and peripherals; diversified telecommunication services; wireless telecommunication services; internet retail; media; cable and satellite; and broadcasting (collectively, "TMT Companies").

The Fund will invest 25% or more of its Managed Assets in the TMT Sectors and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one or more of the industries or sub-industries of the TMT Sectors described herein.  Dreyfus will determine whether a company is a TMT Company, and retains broad discretion to allocate the Fund's investments across the TMT Sectors and among the various industries or sub-industries within the TMT Sectors.  The Fund may invest up to 20% of its Managed Assets in securities issued by companies that are not TMT Companies.

The Fund generally expects to allocate 70-85% of its Managed Assets to the TMT Equity Strategy.  As part of the TMT Equity Strategy, the Fund expects to invest in common stocks, but its equity investments also may include preferred stocks, convertible securities (including warrants or other rights to acquire common or preferred stock) and depositary receipts.  The Fund may purchase these securities through IPOs or shortly thereafter.  The Fund also may invest in securities issued by other investment companies (including ETFs) and publicly-traded REITs.  At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.

The Fund may allocate up to 30% of its Managed Assets to the TMT High Yield Strategy.  As part of the High Yield Strategy, the Fund expects to invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (i.e., below BBB- or Baa3 by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus).  Floating rate instruments are loans and other securities with interest rates that adjust or "float" periodically based on a specified interest rate or other reference.  The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  The Fund's investments in below investment grade debt securities and loans, and those deemed to be of similar quality, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  See " Risks—Risks Associated with the Fund's TMT High Yield Strategy—Below Investment Grade Debt Securities Risk."

The Fund also intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to Common Shareholders, although there can be no assurance that this will be achieved.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.

The Fund may invest in equity or debt securities of companies of any market capitalization located anywhere in the world, although the Fund will not invest more than 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  See "—Additional Investment Strategies and Techniques—Use of Derivatives."

The Fund may employ leverage to enhance its potential for achieving its investment objective.  Following the completion of this offering and based on market conditions at that time, the Fund expects to employ structural leverage through Borrowings in an amount up to 33-1/3% of its Managed Assets.  The Fund also may employ portfolio leverage through the use of derivative instruments or short sales.  The Fund has the ability to employ portfolio leverage to the extent permitted by the 1940 Act.  Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings.  The Fund also may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.  The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See "Use of Leverage."

Investment Process

Dreyfus intends to construct the Fund's investment portfolio by allocating the Fund's assets to the TMT Equity Strategy and the TMT High Yield Strategy.  The Fund generally expects to allocate 70-85% of its Managed Assets to the TMT Equity Strategy, and may allocate up to 30% of its Managed Assets to the TMT High Yield Strategy.   The allocation of the Fund's assets to the TMT Equity Strategy or the TMT High Yield Strategy normally will be determined based primarily upon the income opportunities available from the different TMT Sectors, industries and/or sub-industries and consistent with the Fund's investment objective.  During periods of weakness or volatility in the equity markets, the Fund's asset allocation may favor capital preservation regardless of the relative income opportunities.  The Fund's asset allocation between the TMT Equity Strategy and the TMT High Yield Strategy will be reviewed at least quarterly, but it may be reviewed and adjusted more often in response to market conditions or available investment opportunities.

In seeking current income and consistent with its investment objective, the Fund will allocate its assets among TMT Companies across the TMT Sectors and among various industries and sub-industries within the TMT Sectors.  Because the Fund's assets will be allocated between the TMT Equity Strategy and the TMT High Yield Strategy, the Fund will invest in different levels of the capital structures of TMT Companies.  A company's capital structure refers to the way it finances its business and can include any combination of equity securities, debt securities or hybrid securities.  The Fund's portfolio managers have a long tenure evaluating TMT Companies and significant experience with technology evolution, paradigm shifts, the creative destruction of new inventions, technology product cycles and media and technology service models employed by those companies.  This tenure and experience enables them to identify investment opportunities across a TMT Company's capital structure at all stages of development.

TMT Equity Strategy.  The Fund's portfolio managers responsible for managing the TMT Equity Strategy utilize a fundamental, bottom-up research process to identify prospective investments.  They intend to invest the Fund's assets in those TMT Companies in which they have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Conversely, the portfolio managers will establish short positions for the Fund in those TMT Companies in which they believe there has been a negative change in the fundamental factors relating to the company or the company has become overvalued.

The analysts monitor the holdings in the Fund's portfolio allocated to the TMT Equity Strategy, and the Fund's portfolio managers consider selling or covering a security held by the Fund if the company has achieved its price target, the analyst's investment thesis has changed, or if better investment opportunities emerge elsewhere.

TMT High Yield Strategy.  The Fund's portfolio managers responsible for managing the TMT High Yield Strategy intend to buy and sell securities for the Fund through a value-oriented, bottom-up research process that incorporates a macroeconomic overlay to analyze investment opportunities.  They use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across the TMT Sectors, industries and sub-industries thereof, while seeking to mitigate credit risk.  Such fundamental credit analysis includes a qualitative evaluation of a company's underlying business or earnings prospects, product lines, competitive position, sensitivity to economic conditions and trends, management quality and customer base, followed by a quantitative analysis of corporate earnings, cash flow, financial flexibility, leverage and other metrics.  The portfolio managers' fundamental analysis is complemented by their macroeconomic outlook as it relates to observed default trends, performance drivers and capital market liquidity.  The portfolio managers seek to mitigate credit risk through a disciplined approach to their credit investment selection and evaluation process.

The portfolio managers maintain a disciplined approach to investment performance monitoring from both a fundamental as well as a relative value perspective which may result in decisions to sell investments.  From a fundamental perspective, an investment may be sold at a loss if the investment does not meet original performance expectations or if the investment thesis no longer applies because of changes in the underlying fundamentals of the business or industry.  From a relative value perspective the portfolio managers may decide to sell an investment if they believe there are better risk/reward opportunities available or there is a risk of default or loss of principal.

The Fund does not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%.  A portfolio turnover of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.

Portfolio Investments

The Fund's portfolio will be composed principally of the following investments.  More detailed information about the Fund's permitted portfolio investments are contained in the SAI.

TMT Equity Strategy

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities (including warrants or other rights to acquire common or preferred stock) and depositary receipts.  The Fund may purchase these securities through IPOs or shortly thereafter.  The Fund also may invest in securities issued by other investment companies (including ETFs) and publicly-traded REITs.

Common Stock

Common stock represents shares of a corporation or other entity that entitle the holder to a share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity.  After other claims are satisfied, common stockholders and other common equity owners participate in the company's profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to provide potential growth.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.  Common stock may be received upon the conversion of convertible securities.

Preferred Stock

Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after loans and other debt instruments and before common stocks in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt instruments, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Convertible Securities

Convertible securities include preferred stocks or other securities (including debt obligations) that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and debt securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.  So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.

Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a debt security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Warrants and Rights

Warrants and stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  The Fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with the Fund's investments in corporate debt obligations or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs

The Fund may invest in shares of issuers which are engaging in IPOs, although IPOs may not be consistently available to the Fund for investing.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer.  Special rules apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  The Fund may hold IPO shares for a very short period of time.  This may increase the Fund's portfolio turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by Common Shareholders.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the Securities and Exchange Commission.  These securities include shares of other closed-end funds, open-end funds, ETFs and business development companies that invest primarily in equity or debt securities, or related instruments, of the types in which the Fund may invest directly.  ETFs are registered investment companies that generally aim to track or replicate a desired index, such as a sector, market or global segment.  Most ETFs are passively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."  As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fee with respect to assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

The Fund also may invest its uninvested cash reserves, or cash received as collateral from borrowers of its portfolio securities in connection with its securities lending program, if any, in shares of one or more money market funds advised by Dreyfus.  Dreyfus will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available direct investments.

The Fund's investment in an investment company  may be treated as an investment in a TMT Company for purposes of the Fund's investment policies and restrictions based upon the investment company's stated investment objectives, policies and restrictions.

REITs

The Fund may invest in publicly-traded REITs.  REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

To the extent the Fund invests in a REIT that derives its income from the ownership, leasing, or financing of properties of companies in one of the TMT Sectors or the various industries or sub-industries thereof, such investment will be treated as an investment in a TMT Company for purposes of the Fund's investment policies and restrictions.  Although most of the Fund's investments in REITs will be equity securities, the Fund may, from time to time as part of the TMT High Yield Strategy, purchase debt securities issued by REITs.

Short Sales

At times, as part of the Fund's TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.  The Fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interests accruing during the period of the loan.  To borrow the security, the Fund also may have to pay a fee to the lender, which would increase the cost to the Fund of the security it sold short.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.  The Fund will realize a gain if the security declines in price between those two dates.  The Fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale.

When the Fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.

TMT High Yield Strategy

The Fund may invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments of any credit quality, maturity and duration.  The debt securities in which the Fund typically will invest, however, will be rated, at the time of investment, below investment grade (i.e., below BBB- or Baa3) by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus  (commonly referred to as "junk" or "high yield" securities).  These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  There are no restrictions on the dollar-weighted average maturity or average effective duration of the Fund's portfolio allocated to the TMT High Yield Strategy or on the maturities or durations of the individual debt instruments the Fund may purchase.

Corporate Debt Obligations

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar instruments, including certain convertible securities, of corporations to pay interest and repay principal.  Debt securities may be acquired with warrants attached to purchase additional fixed income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

The Fund may invest in corporate debt obligations issued by U.S. and non-U.S. issuers that issue securities which may be U.S. dollar-denominated or non-U.S. dollar-denominated.  In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Floating Rate Loans and Other Floating Rate Securities

The Fund may invest in floating rate loans and other floating rate securities.  The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  The Fund's investments in floating rate loans and other floating rate securities also may include (i) second lien loans, senior unsecured loans and subordinated loans, (ii) senior and subordinated corporate debt obligations (such as bonds, debentures and notes), (iii) debt obligations issued by governments, their agencies and instrumentalities, and debt obligations issued by central banks, and (iv) fixed rate loans or debt obligations with respect to which the Fund has entered into derivative instruments (principally swap agreements and options on swap agreements) to effectively convert the fixed rate interest payments into floating rate interest payments.  The floating rate loans in which the Fund will invest typically will be below investment grade quality and, like other fixed rate below investment debt grade securities, are inherently speculative.

Floating rate instruments are loans and other securities with interest rates that adjust or "float" periodically based on a specified interest rate or other reference.  Floating rate loans are made by banks and other financial institutions to their corporate clients.  The rates of interest on the loans adjust periodically by reference to a base lending rate, such as LIBOR, a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium or credit spread.  Some floating rate loans reset on set dates, typically every 30 to 90 days, but not to exceed one year.  Other floating rate loans reset periodically when the underlying rate resets.  As a result, as short-term interest rates increase, interest payable to the Fund from its investments in floating rate loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in floating rate loans should decrease.  However, many floating rate loans have LIBOR floors, whereby the borrower contractually agrees that the amount used for LIBOR in calculating the yield on the loan will not be less than an agreed upon amount; thus, the yield on a loan with a LIBOR floor will increase only after LIBOR surpasses the floor.  Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.  When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan.

Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.  As short-term interest rates increase, interest payable to the Fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in loans is likely to decrease.

Loans in which the Fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  The Fund generally will rely upon the Agent Bank or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan.  Additionally, the Fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.

Offerings of Senior Loans and other loans in which the Fund may invest generally are not registered with the Securities and Exchange Commission, or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, Dreyfus will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed rate debt securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other high yield securities, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.

Participations and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  The Fund may participate as a Co-Lender at origination or acquire an interest in a security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between the Fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.

The Fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower.  The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.  The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

Below Investment Grade Debt Securities

The Fund expects to invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (i.e., below BBB- or Baa3 by one or more nationally NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus).  These securities generally are considered by NRSROs to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of NRSROs represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, Dreyfus also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of the Fund's investments in lower-rated securities may be more dependent on Dreyfus' credit analysis than might be the case for investments in higher-rated securities.  A general description of the ratings of certain NRSROs of high yield securities is set forth in Appendix A to the SAI.

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon.  Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade debt securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

Because there is no established retail secondary market for many of these securities, it may be anticipated that below investment grade debt securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.

The Fund may invest up to 10% of its Managed Assets in loans and other debt instruments where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

The Fund may not invest in issuers which are in default (i.e., failing to pay interest or principal when due) at the time of purchase, except for investments issued in connection with a company in bankruptcy that is senior to all other debt, equity and any other securities in connection with such issuer.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund is speculative and involves significant risks.

Zero Coupon, Pay-In-Kind and Step-Up Securities

Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.

Option Writing Strategy

The Fund intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to Common Shareholders.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.  To the extent the Fund's written call and put options have economic characteristics similar to equity or debt instruments of TMT Companies, such options will be considered investments included within the Fund's 80% investment policy.

Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Certain options, known as "American style" options may be exercised at any time during the term of the option.  Other options, known as "European style" options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The Fund will only write (sell) call and put options if the options are "covered."

Call Options.  A call option written by the Fund on a security is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Dreyfus (in accordance with procedures established by the Fund's Board of Directors) in such amount are segregated by the Fund's custodian or earmarked on the Fund's books and records) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading.  Longer-term call options can have expiration dates up to three years from the date of listing.  Under certain circumstances when deemed at Dreyfus' discretion to be in the best interest of the Fund, options that are written against the Fund's portfolio holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options.  If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.  In general, when deemed at Dreyfus' discretion to be in the best interest of the Fund, the Fund may continue to hold a common stock rather than allowing it to be called away by the option holder.

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.  A put option written by the Fund on a security is "covered" if the Fund owns the underlying security or if the Fund segregates or earmarks assets determined to be liquid by Dreyfus, as described above, equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus, as described above.

Options on Indices.  The Fund may sell call and put options on stock indices or sectors.  Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, these types of options are collectively referred to as "index" options in this prospectus.  Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser.  The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium.  If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option.  The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both).  The Fund's goal in entering into such a closing transaction will be to optimize net index option premiums.  The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

An index option is considered "covered" if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by Dreyfus (in accordance with procedures established by the Fund's Board of Directors) in an amount equal to the contract value of the applicable basket of securities.  An index or sector put option also is "covered" if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.  An index or sector call option also is "covered" if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.

Limitations on Option Writing Strategy

The number of covered call and put options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.  The Fund will not write "naked" or uncovered call or put options, other than those that are "covered" as described above.  Furthermore, the Fund's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Dreyfus.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Investment Strategies and Techniques

Non-U.S. Investments

The Fund may invest up to 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  The Fund may purchase securities of non-U.S. issuers in the form of depositary receipts.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law).  They may be traded on foreign securities exchanges or in the foreign OTC markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.

Securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the OTC market.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

The Fund anticipates entering into foreign currency transactions primarily to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell.  Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, the Fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Use of Derivatives

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  To the extent the derivative instruments used by the Fund have economic characteristics similar to equity or debt instruments of TMT Companies, such derivatives will be considered investments included within the Fund's 80% investment policy.

Derivatives are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments.  Examples of derivative instruments that the Fund may use include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  Dreyfus may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivative instruments may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivative instruments, such as futures contracts and certain options, generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives, including some options and most swap agreements (e.g., credit default swaps).  Therefore, each party to an OTC derivative instrument bears the risk that the counterparty will default.  Accordingly, Dreyfus will consider the creditworthiness of counterparties to OTC derivative instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to currencies, interest rates, securities, and security indices.  The Fund may enter into futures contracts and options thereon in U.S. domestic markets.  Futures contracts may be based on various debt securities and securities indices.  Successful use of futures and options on futures contracts by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.

Swap Transactions.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk and reduce portfolio turnover.  Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and involve two parties exchanging a series of cash flows at specified intervals.  In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount").  Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A.  Swap agreements can take many forms and are known by a variety of names.  The Fund generally will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The Fund also may enter into a swap option (sometimes called "swaptions"), which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Credit Default Swaps.  In addition to certain other credit derivatives, the Fund may purchase credit default swaps.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Other Strategies

Investment Grade Debt Securities

The Fund may invest, to a limited degree, in fixed rate and floating rate loans, corporate debt obligations and other debt securities or instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Dreyfus.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor a Fund's Common Share price is guaranteed.

Short-Term Fixed Income Securities and Money Market Instruments; Temporary Defensive Position

During the period in which the net proceeds of this offering of Common Shares are being invested or during adverse market conditions or other periods in which Dreyfus determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term debt securities.  During such periods, the Fund may not achieve its investment objective.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities.  Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the 1933 Act, but that are deemed to be illiquid, repurchase agreements with maturities in excess of seven days and securities in which no secondary market is readily available. The Fund's Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid.

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security's voting rights.  The Fund may loan up to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  The Fund generally will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Loans would be made only to borrowers that are deemed by Dreyfus to be of good financial standing.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate.  Although short-term trading will not be used as the primary means of achieving the Fund's investment objective, the Fund may have portfolio turnover rates in excess of 100%.  The Fund's portfolio turnover rate may be higher at times where the Fund's assets are more heavily invested in the Fund's option writing strategy or short sales.  The Fund does not have any limitations regarding portfolio turnover, and investments may be sold without regard to length of time held when, in Dreyfus' opinion, investment considerations warrant such action.  A higher portfolio turnover rate would result in certain transactional expenses that are borne by the Fund.  Although these expenses are not reflected in the Fund's "Total Annual Fund Operating Expenses" shown in the "Summary of Fund Expenses" section of this prospectus, they will be reflected in the Fund's total return.  In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income.  See "Tax Matters."

USE OF LEVERAGE

The Fund may employ effective leverage to enhance its potential for achieving its investment objective.  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund may employ structural leverage through the use of Borrowings  or by issuing Preferred Shares or other debt securities.  The Fund also may employ portfolio leverage by using certain portfolio techniques that have the economic effect of leverage.

Following the completion of this offering and based on market conditions at that time, the Fund expects to employ structural leverage through Borrowings in an amount up to 33-1/3% of its Managed Assets.  The Fund also may employ portfolio leverage through the use of derivative instruments or short sales.  The Fund has the ability to employ portfolio leverage to the extent permitted by the 1940 Act.  The Fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings.  [Notwithstanding the foregoing, neither the effective leverage incurred through the use of covered calls and puts as part of the Fund's option writing strategy nor the use of short sales by the Fund will be counted toward the Fund's overall leverage limitations.]

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund's assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than Borrowings).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If the Fund issues Preferred Shares, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.  If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class.  In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.  See "Description of Shares—Fund Preferred Shares." The Fund does not currently intend to issue Preferred Shares.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the Borrowing the value of the Fund's assets less liabilities other than the Borrowings is at least 300% of the principal amount of such Borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the Borrowings, is at least 300% of such principal amount.  If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs which may issue ratings for any Preferred Shares or, if the Fund uses Borrowings, by a lender.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act.

The investment advisory fee paid to Dreyfus will be calculated on the basis of the Fund's average daily Managed Assets, including assets purchased with any forms of effective leverage, so the fees will be higher when effective leverage is utilized.

The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  See "Risks—Principal Risks of Investing in the Fund—Leverage Risk."  The Fund's leverage strategy may not work as planned or achieve its goals.

Effects of Leverage

Assuming that the leverage obtained from the use of Borrowings will represent approximately 33-1/3% of the Fund's Managed Assets and the interest expense with respect to Borrowings is     %, the additional income that the Fund must earn (net of estimated expenses) in order to cover such expense is     %. These numbers are merely estimates used for illustration.  Actual interest expense associated with the Fund's use of Borrowings will vary and may be significantly higher or lower than the rate estimated above.

The following table is designed to illustrate the effect of the Fund's anticipated use of leverage on Common Share total return.  The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table.  The table assumes investment portfolio total returns (comprised of income and changes in the value of the investments held in the Fund's portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%.  See "—Leverage Risks."

Assumed Portfolio Total Return	(10)%	(5)%	0%	5%	10%
Common Share Total Return	%	%	%	%	%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying expenses, including interest expense associated with Borrowings) and changes in the value of the investments that the Fund owns.  The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Portfolio Leverage

The Fund also may add economic leverage to its portfolio through the use of derivatives and short sales.  By adding leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks.  Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

[Although the use of certain forms of portfolio leverage used by the Fund will constitute effective leverage for purposes of the Fund's limitation on the use of leverage,] the use of such instruments will not constitute senior securities (and will not be subject to the Fund's limitations on Borrowings) as the Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its use of portfolio leverage or will enter into offsetting transactions or own positions covering its obligations thereunder.  The Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations.

Leverage Risks

Utilization of leverage is a speculative investment technique and involves certain risks to Common Shareholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares.  So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any effective leverage together with other related expenses, the effect of such leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged.  On the other hand, to the extent that the then-current cost of any effective leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced, and if the then-current cost of such leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged.  Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.  To the extent that the Fund is required or elects to prepay any Borrowings (or redeem Preferred Shares, if any) the Fund may need to liquidate investments to fund such prepayments (or redemptions).  Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

RISKS

An investment in the Fund involves special risk considerations, which are described below.  The Fund is designed as a long-term investment and not as a vehicle for short-term trading purposes.  An investment in Common Shares may be speculative and it involves a high degree of risk.  The Fund should not constitute a complete investment program.  Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.  Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Principal Risks of Investing in the Fund

General Risks of Investing in the Fund

No Operating History

The Fund is a newly organized, closed-end management investment company with no operating history and its Common Shares have no history of public trading.

Risk of Market Price Discount From Net Asset Value

Shares of closed-end funds frequently trade at a market price that is below their net asset value.  This is commonly referred to as "trading at a discount."  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease.  Investors who sell their Common Shares within a relatively short period after completion of this public offering are likely to be exposed to this risk.  The Fund's net asset value will be reduced following this offering by the sales load and the amount of offering costs paid by the Fund.

Whether investors will realize a gain or loss upon the sale of the Common Shares will depend upon whether the market value of those Common Shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the Common Shares and is not directly dependent upon the Fund's net asset value.  Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the Common Shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the initial offering price for such Common Shares.

Management and Allocation Risk

Management risk is the risk that the investment process used by the Fund's portfolio managers could fail to achieve the Fund's investment objective and cause your investment in the Fund to lose value.  The Fund will be subject to a higher level of management risk because of, among other things, the Fund's option writing strategy.  The ability of the Fund to achieve its investment objective also depends, in part, on the ability of the Fund's portfolio managers to allocate effectively the Fund's assets between and within the Fund's TMT Equity Strategy and TMT High Yield Strategy.  There can be no assurance that the actual allocations will be effective in achieving the Fund's investment objective.

Concentration Risk

Because the Fund will concentrate its assets in the TMT Sectors, including the industries and/or sub-industries comprising the TMT Sectors, it may be subject to more risks than if it were broadly diversified over numerous economic sectors, industries and sub-industries.  General changes in market sentiment towards companies in the TMT Sectors may lag behind the broader market as a whole.  In addition, the Fund's concentration in one or more of the TMT Sectors or the various industries or sub-industries within the TMT Sectors may subject the Fund to a variety of risks associated with TMT Companies.

Technology Company Risk.  The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.  These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices.  These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services.  Certain technology-related companies may face special risks that their products or services may not prove to be commercially successful.  Technology-related companies are also strongly affected by worldwide scientific or technological developments.  As a result, their products may rapidly become obsolete.  Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies.  In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies.  In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices.  Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings.  As a result, these factors may negatively affect the performance of the Fund.  Finally, the Fund may be susceptible to factors affecting the technology sector and technology-related industries and/or sub-industries, and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries.  Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources.  These risks may be heightened for technology companies in foreign markets.

Media Company Risk.  Companies engaged in the design, production or distribution of goods or services for the media sector and its industries and sub-industries may become obsolete quickly.  Media companies are subject to risks that include cyclicality of revenues and earnings, a decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, fierce competition and the potential for increased government regulation.  Media company revenues largely are dependent on advertising spending.  A weakening general economy or a shift from online to other forms of advertising may lead to a reduction in discretionary spending on online advertising.  Competitive pressures and government regulation can significantly affect media companies.  Additionally, intellectual property rights are very important to many media companies and the expiration of intellectual property rights or other events that adversely affect a media company's intellectual property rights may materially and adversely affect the value of its securities.

Telecommunications Services Risk.  The telecommunications sector and its industries and sub-industries today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets.  Today these two historically different businesses are converging in a sector that is trending toward larger, competitive national and international markets with an emphasis on deregulation.  Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this sector, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well.  In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies.  The presence of unregulated companies in this sector and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses.  Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends.

Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Risks Related to the Fund's TMT Equity Strategy

Common Stock Risk

Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

Dividend Paying Equity Securities Risk.  To the extent the Fund invests in dividend paying equity securities, it may limit its potential for appreciation during a broad market advance.  Dividend paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes.  In addition, dividends on common stock in which the Fund may invest are not fixed but are declared at the discretion of a company's board of directors.  Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities.  There is no guarantee that the companies in which the Fund may invest will declare dividends or that, if declared, they will remain at current levels or increase over time.  There is the possibility that companies currently paying dividends could reduce or eliminate the payment of dividends in the future.  The Fund does not have a policy to invest in dividend paying equity securities.

Small and Midsize Company Risk.  The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole.  In addition, the operating histories of such companies are more limited and smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings (and may experience significant loss).  Investing in smaller capitalization securities requires a longer term view.  Some investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock to drop.

Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks.  There may be less trading in a smaller or medium company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.  Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings.  Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company's stock price than is the case for a larger company.  As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price.  The Fund may need a considerable amount of time to purchase or sell its positions in these securities.  In addition, smaller or medium company stocks may not be well known to the investing public. As a result, some of the Fund's investments may rise and fall based on the Fund's perception rather than economic factors.

Growth and Value Stock Risk.  By investing in a mix of growth and value companies, the Fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

Preferred Stock Risk

There are special risks associated with investing in preferred stocks, including:

•
Deferral and Omission.  Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•
Subordination.  Preferred stocks generally are subordinated to loans and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than loans and other debt instruments.

•
Limited Voting Rights.  Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.  In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

•
Special Redemption Rights.  In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date.  For instance, for certain types of preferred stocks, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws.  As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

Trust Preferred Securities.  Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities.  The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.  In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default.  Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities ("TOPRS®"); monthly income preferred securities ("MIPS®"); quarterly income bond securities ("QUIBS®" ); quarterly income debt securities ("QUIDS®"); quarterly income preferred securities ("QUIPSSM"); corporate trust securities ("CORTS®"); public income notes ("PINES®"); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature.  In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default.  No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company.  At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity.  The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.  Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes.  The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common shareholders, but would typically be subordinated to other classes of the operating company's debt.  Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

New Types of Securities.  From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein.  The Fund reserves the right to invest in these securities if Dreyfus believes that doing so would be consistent with the Fund's investment objective and policies.  Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time.  In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk

Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.  Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

Warrants and Rights Risk

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.  An investment in warrants would not entitle the Fund to receive dividends or exercise voting rights.

IPO Risk

Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund.  However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.  When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Other Investment Companies Risk

Subject to the limitations set forth in the 1940 Act (or as otherwise permitted by the Securities and Exchange Commission), the Fund may acquire shares in other investment companies (including ETFs).  The market value of the shares of other investment companies may differ from their net asset value.  As an investor in an investment company, the Fund would bear its ratable share of that entity's expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses.  As a result, Common Shareholders will be absorbing duplicative levels of fees with respect to the Fund's investments in other investment companies.

REITs Risk

The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the 1940 Act.  REITs whose underlying properties are concentrated in a particular sector or industry, such as a TMT Sector or industry and/or sub-industry thereof, are subject to risks affecting such sectors or industries. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers also may lack sufficient market liquidity.

To the extent the Fund invests in debt securities issued by REITs, those investments also will be subject to the risks generally associated with debt securities.

Short Sales Risk

Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian.  Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks.  However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss.  Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  There is the risk that the securities borrowed by the Fund in connection with a short sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a "short squeeze" can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Risks Related to the Fund's TMT High Yield Strategy

Corporate Debt Obligations Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds.  The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services.  There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.  Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.  Corporate bonds of below investment grade quality are subject to the risks described herein under "—Below Investment Grade Debt Securities Risk."

Floating Rate Loans and Other Floating Rate Securities Risk

The Fund may invest in floating rate loans and other securities.  The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floating rate security resets periodically.  Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

Loan Risk.  Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans to trade.  Loans trade in an OTC market and are confirmed and settled through standardized procedures and documentation.  The secondary market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.  The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans.  There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and Dreyfus may be required to rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate.  In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan.  These laws may be less developed and more cumbersome with respect to the Fund's non-U.S. investments.  Uncollateralized Senior Loans involve a greater risk of loss.  Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans.

Floating rate loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed rate high yield securities, although Senior Loans are senior and secured, in contrast to other fixed rate high yield securities, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.

The Fund may purchase and retain in its portfolio floating rate loans where a Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Dreyfus and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of Dreyfus and/or its affiliates in the loan market may restrict the Fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because Dreyfus, in the course of investing Fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of the Fund or other funds advised by Dreyfus and/or its affiliates to purchase or sell publicly-traded securities of the Borrower may be restricted.  Conversely, because of the financial services and asset management activities of Dreyfus and/or its affiliates, Dreyfus may not have access to material non-public information regarding the Borrower to which other lenders have access.

Loan Valuation Risk.  Because there may be a lack of centralized information and trading for certain loans in which the Fund may invest, reliable market value quotations may not be readily available for such loans and their valuation may require more research than for securities with a more developed secondary market.  Moreover, the valuation of such loans may be affected by uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes.  Trades can be infrequent and the market for floating rate loans may experience substantial volatility.  As a result, the Fund is subject to the risk that when a loan is sold in the market, the amount received by the Fund may be less than the value that such instrument is carried at on the Fund's books immediately prior to the sale.

Participations and Assignments Risk.  A participation interest gives the Fund an undivided interest in a loan in the proportion that the Fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the Fund and the Borrower.  If a floating rate loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the loan obligation in which it has purchased the participation.  As a result of holding a participation interest, it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due.  The Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participation interests or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio.

Below Investment Grade Debt Securities Risk

Because the Fund may invest a significant portion of its portfolio in fixed and floating rate below investment grade instruments, including loans, corporate debt obligations and other debt securities, its portfolio is subject to heightened risk.  These types of below investment grade instruments (commonly referred to as "high yield" or "junk" securities) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer's or obligor's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments with respect to the markets generally or with respect to a particular issuer or industry.  The market values for high yield securities tend to be very volatile, and those securities are less liquid than investment grade debt securities.  To the extent that the Fund invests in unrated high yield securities that have not been rated by an NRSRO, the Fund's ability to achieve its investment objective will be more dependent on Dreyfus' credit analysis than if the Fund invested in rated securities.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and/or interest payments than of an investment grade issuer.  An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.  Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its Common Shares.  In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.  In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations.  In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security or securities.  There are fewer dealers in the market for high yield securities than for investment grade obligations.  The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments.  Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.  As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities.  In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Investing in distressed or defaulted securities is speculative and involves substantial risks.  The Fund may make such investments when, among other circumstances, Dreyfus believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the distressed or defaulted securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the Fund would receive any interest payments on the distressed or defaulted securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment.  The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.

Zero Coupon, Pay-In-Kind and Step-Up Securities Risk

The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.

General Risks of Debt Instruments

In addition to the risks associated with specific types of loans and other debt instruments in which the Fund may invest, investing in debt instruments generally are subject to the following risks:

Interest Rate Risk.  Prices of fixed rate debt instruments tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect these instruments and, accordingly, the Fund's price per Common Share.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Fund may be subject to a greater risk of principal decline from rising interest rates.  The magnitude of these fluctuations in the market price of fixed rate debt instruments is generally greater for instruments with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  For example, the market price of a fixed rate debt instrument with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same instrument would be expected to increase 3% if interest rates fell 1%.  Unlike investment grade debt instruments, however, the prices of high yield securities may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The Fund may invest in variable and floating rate loans and other debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general.  Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline.  To the extent the Fund holds variable or floating rate instruments, a decrease in market interest rates will adversely affect the income received from such  instruments, which may adversely affect the net asset value of the Common Shares.

Issuer Risk.  The value of debt instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.  Failure of an issuer to make timely interest and/or principal payments, or a decline or perception of a decline in the credit quality of a debt instrument, can cause the instrument's price to fall, potentially lowering the Fund's price per Common Share.  High yield securities involve greater credit risk, including the risk of default, than investment grade debt securities, and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.  See "—Below Investment Grade Debt Securities Risk."  The degree of credit risk depends on the issuer's financial condition and on the terms of the instruments.

Call Risk.  Some debt instruments give the issuer the option to "call," or prepay, the instruments before their maturity date.  If interest rates fall, it is possible that issuers of callable debt instruments with high interest coupons will call those instruments.  If a call were exercised by the issuer of a debt instrument held by the Fund during a period of declining interest rates, the Fund is likely to replace such called instrument with a lower yielding instrument.  If that were to happen, it could decrease the Fund's distributions and possibly could affect the market price of the Common Shares.  Similar risks exist when the Fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the Fund's current earnings rate.  A decline in income could affect the market price or overall return of the Common Shares.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called debt instruments at market interest rates that are below the Fund portfolio's current earnings rate.

Duration and Maturity Risk.  The Fund has no set policy regarding portfolio maturity or duration.  Dreyfus may seek to adjust the duration or maturity of the Fund's portfolio within the TMT High Yield Strategy based on its assessment of current and projected market conditions and all other factors that Dreyfus deems relevant.  Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund's portfolio within the TMT High Yield Strategy generally will be made based on all pertinent market factors at any given time.  The Fund may incur costs in seeking to adjust the portfolio average duration or maturity.  There can be no assurance that Dreyfus' assessment of current and projected market conditions will be correct or that any strategy to adjust any duration or maturity of the Fund's portfolio within the TMT High Yield Strategy will be successful at any given time.  Generally speaking, the longer the duration of the Fund's portfolio within the TMT High Yield Strategy, the more exposure the Fund will have to the interest rate risks described above.

Risks Related to the Fund's Option Writing Strategy

The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option writing strategy.  Risks that may adversely affect the ability of the Fund to successfully implement the strategy include the following:

Risks Associated with Options on Securities Generally

There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock.

Risks of Writing Options

As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.  In other words, as the Fund writes covered calls over more of its portfolio, the Fund's ability to benefit from capital appreciation becomes more limited.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.  While the Fund's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.  These risks may be offset, to some degree, if the Fund also has taken a short position in the underlying stock.

Exchange-Listed Options Risk

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  The Fund's ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration.  Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

OTC Option Risk

OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options.  The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions.  The Fund may be required to treat as illiquid securities being used to cover certain written OTC options.  The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation.  In addition, the Fund's ability to terminate the OTC options may be more limited than with exchange-traded options.  Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written.  In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk

The Fund may sell index call and put options from time to time.  The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date.  The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date.  Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.  The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option.  The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration.  The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.  Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options.  Net index option premiums can vary widely over the short-term and long-term.

Tax Risk

The tax treatment of the Fund's options activity will vary based on the nature and subject of the options.  Gains from premiums on call and put options written (sold) on individual stocks, and on certain indices received by the Fund are recognized when the option contract expires, the option is exercised by the holder or the Fund transfers or otherwise terminates the option.  If an option written by the Fund on an individual stock is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize short-term or long-term capital gain or loss, depending upon the holding period of the underlying stock.  If the Fund recognizes gain or loss on such an option with respect to any termination of the Fund's obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying stock, the gain or loss will be short-term gain or loss.

It is possible that certain of the index options written by the Fund will be subject to mark-to-market treatment, and gains or losses will be recognized based on the fair market value of such options at the end of the Fund's taxable year (and, for purposes of the excise tax, on certain other dates as prescribed under the Code); under this system, 60% of the gains or losses will be treated as long-term and 40% will be treated as short-term capital gains or losses. It is possible that certain of the call or put options and other instruments employed by the Fund (including purchased put options) will give rise to "straddles" under the Federal income tax rules.  The straddle rules require the Fund to defer certain losses on positions within a straddle, and terminate or suspend the holding period for certain securities in which the Fund does not yet have a long-term holding period or has not yet satisfied the holding period required for qualified dividend income.

Other Principal Risks of Investing in the Fund

Non-U.S. Investment Risk

Foreign securities markets generally are not as developed or efficient as those in the United States.  There may be a lack of comprehensive information regarding such non-U.S. issuers, and their securities are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political, social and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.  Foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when the Fund's Common Shares are not trading on the NYSE.

The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include:  (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property.  The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Dreyfus and its affiliates and their respective clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Depositary Receipts.  Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of Dreyfus, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. OTC markets are not subject to many of the special considerations and risks that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt.  In addition, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.  Dreyfus may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions.  In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Investing in the securities of non-U.S. issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in non-U.S. issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to Common Shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Leverage Risk

Leverage risk includes the risk associated with the use of structural leverage, including the use of Borrowings or the issuance of Preferred Shares, or the use of portfolio leverage, including the use of derivative instruments or short sales.  There is no assurance that any of the Fund's leveraging strategies will be successful.  The Fund also cannot assure investors that it will be able to use Borrowings or use other forms of effective leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

The Fund's use of effective leverage creates the opportunity for increased share net income, but also creates special risks for Common Shareholders, such as (a) the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of Borrowings or the use of other forms of effective leverage, are borne entirely by Common Shareholders, and (b) the possibility that: (i) Common Share income will fall if the cost of Borrowings or other effective leverage rises; (ii) Common Share income will fluctuate because the cost of Borrowings or other effective leverage varies; or (iii) Common Share long-term returns will be diminished if the cost of effective leverage exceeds the return on the securities acquired with the proceeds of such leverage.

To the extent the Fund utilizes Borrowings, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the incurrence and maintenance of Borrowings.  The terms imposed by a lender to the Fund with respect to the Fund's asset coverage or portfolio composition may be in addition to and more stringent than those required by the 1940 Act in connection with Borrowings.  If the interest rate on the Borrowings approaches the net rate of return on the Fund's portfolio of investments, the benefit to Common Shareholders of the use of Borrowings would be reduced.  If the interest rate on the Borrowings exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund had not utilized Borrowings.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit Common Shareholders.  Changes in the future direction of interest rates are very difficult to predict accurately.  The Fund might need to liquidate investments in order to repay some or all of its Borrowings.

The investment advisory fee paid to Dreyfus will be calculated on the basis of the value of the Fund's average daily Managed Assets, including assets purchased with effective leverage, so the fee will be higher when such leverage is utilized.  Because the fee received by Dreyfus is based on the Fund's Managed Assets, Dreyfus has a financial incentive for the Fund to engage in leverage, which may create a conflict of interest between Dreyfus and the Common Shareholders.

For additional risks associated with leverage, see "Use of Leverage—Leverage Risks."

Principal Risks of the Use of Derivatives

In addition to the risks described herein with respect to the use of covered call and put options as part of the Fund's option writing strategy, the Fund will be subject to additional risks with respect to the use of other derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.  If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.  Additionally, some derivatives the Fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees OTC derivatives.  Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions.  As a result, each party to an OTC derivative bears the risk that the counterparty will default.  Accordingly, Dreyfus will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The Fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to its  transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the Fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Fund may segregate liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission may impact the Fund's operations as described in this prospectus

Futures Contracts and Options on Futures Contracts.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Swap Agreements.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness and approved by Dreyfus.  In addition, it is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaptions typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit Default Swaps.  Credit default swaps involve greater risks than if the Fund had taken a position in the reference obligation directly because, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.  As a buyer of a credit default swap, the Fund is subject to the risk of loss of its upfront payment or any periodic payments it makes to the counterparty and would receive no payments from the counterparty should no credit event occur and the swap is held to its termination date.  In addition, if Dreyfus is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Dreyfus is correct in its forecasts, there is a risk that a credit default swap may correlate imperfectly with the price of the asset or liability being hedged.  The Fund's obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund).  The Fund will at all times segregate with its custodian in connection with each such transaction cash or other liquid assets with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.

Other Risks of Investing in the Fund

Illiquid and Restricted Securities Risk

Illiquid investments involve the risk that investments owned by the Fund will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying those investments on its books.  As a result, the value of such securities and the Fund's Common Share price may fall dramatically.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell.

Recent Market Events Risk

In the recent past, the debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things.  These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions led in the recent past, and may lead in the future, to worsening general economic conditions, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events may increase the volatility of the value of securities owned by the Fund and/or result in sudden and significant valuation increases or decreases in its portfolio.  These events also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis.  In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of the Fund's distribution rates on its Common Shares.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist.  Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.  Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund's ability to achieve its investment objective.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances.  Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States.  These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value.  Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings.  If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for any outstanding leverage the Fund may have.

Regulation and Government Intervention Risk

The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities.  Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Fund is regulated.  Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objective.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — to Russia's recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Fund does not know how long the securities markets may be affected by these events and cannot predict the effects of these and similar events in the future on the U.S. economy and securities markets.  The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.  The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Non-Diversification Risk

The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Potential Conflicts of Interest Risk

Dreyfus and the Fund's portfolio managers may manage multiple Other Accounts.  Potential conflicts of interest may arise because of Dreyfus' or a portfolio manager's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the Fund's portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The Fund's portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely affect the Fund, depending on market conditions.  For additional information on potential conflicts of interest affecting the Fund, see "Management Arrangements—Portfolio Management—Certain Conflicts of Interest with Other Accounts" in the SAI.

Anti-Takeover Provisions

Certain provisions of the Fund's Articles of Incorporation and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure.  The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.  These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Articles of Incorporation and Bylaws."

Securities Lending Risk

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk.  If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral.  In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities.  This event could trigger adverse tax consequences for the Fund.  The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.  Substitute payments for dividends received by the Fund for securities loaned out by the Fund will generally not be considered qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money.  As inflation increases, the real value of the common shares and distributions on those shares can decline.  In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues.  In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

HOW THE FUND MANAGES RISK

Investment Limitations

Certain of the Fund's investment policies and restrictions have been adopted by the Fund as fundamental policies.  See "Investment Objective and Policies" in the SAI for a complete list of the fundamental investment policies of the Fund.

The Fund's fundamental policies and restrictions cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class.  When used with respect to the Fund as a whole or particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.  All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed by the Fund's Board of Directors without shareholder approval.

The restrictions and other limitations set forth throughout this prospectus and in the SAI apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

The Fund may become subject to guidelines that are more limiting than its investment restrictions under the terms of its Borrowings or in order to obtain and maintain ratings from NRSROs on any Preferred Shares that it may issue.  The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund has incurred leverage which begins (or is expected) to adversely affect Common Shareholders.  To attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may seek to reduce any indebtedness and/or any Borrowings or extend the maturity of any outstanding Preferred Shares.  The Fund may also attempt to reduce the leverage by prepaying some or all of its Borrowings or redeeming or otherwise purchasing any Preferred Shares.  As explained above under "Use of Leverage—Leverage Risks," the success of any such attempt to limit leverage risk depends on Dreyfus' ability to accurately predict interest rate or other market changes.  Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If the Fund incurs leverage and market conditions suggest that additional leverage would be beneficial, the Fund may increase the use of Borrowings, engage in additional portfolio leverage or engage in additional structural leverage through the issuance of Preferred Shares.  The Fund has no current intention to issue Preferred Shares.

Hedging and Related Strategies

The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities.  These hedging strategies may include using financial futures contracts; forward contracts; options on financial futures contracts; swap agreements or options thereon; and options based on an index of securities whose prices, in the opinion of Dreyfus, correlate with the prices of the Fund's investments.  Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to Common Shareholders as taxable distributions.  There is no assurance that these hedging strategies will be available at any time or that Dreyfus will determine to use them for the Fund or, if used, that the strategies will be successful.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with Dreyfus, custodian, transfer agent and dividend disbursing agent.  The management of the Fund's day-to-day operations is delegated to its officers and Dreyfus, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.  The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during at least the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

The Fund's investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus managed approximately $248 billion in approximately 171 mutual fund portfolios as of         , 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.6 trillion in assets under management as of          , 2014.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

Under its Advisory Agreement with the Fund, Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors.  Dreyfus is responsible for the overall management of the Fund's portfolio.  Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund.  Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

For its services under the Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of      % of the average daily value of the Fund's Managed Assets.  "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to effective leverage (i.e., any structural leverage and portfolio leverage used by the Fund), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies; and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.

In addition to the monthly investment advisory fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation the following:  (i) organizational and offering expenses; (ii) taxes and interest; (iii) brokerage fees and commissions, if any, and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iv) loan commitment fees; (v) interest and distributions paid on securities sold short; (vi) fees of Directors who are not "interested persons" or "affiliated persons" (as defined in the 1940 Act) of the Fund or Dreyfus; (vii) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (viii) fees and expenses related to the registration and listing the Fund's shares on any securities exchange; (ix) expenses related to the Fund's use of leverage, if any; (x) rating agency fees; (xi) advisory fees; (xii) charges of custodians; (xiii) charges of transfer, dividend disbursing and dividend reinvestment plan agents; (xiv) certain insurance premiums; (xv) industry association fees; (xvi) outside auditing and legal expenses; (xvii) costs of independent pricing services; (xviii) costs of maintaining the Fund's existence; (xix) expenses of repurchasing shares; (xx) the Fund's allocable portion of the costs of the Fund's chief compliance officer and staff; (xxi) costs of preparing, printing and distributing shareholders reports, notices, proxy statements and reports to governmental agencies; (xxii) costs of shareholders' meetings; and (xxiii) any extraordinary expenses.

If the Fund utilizes leverage, the fees paid to Dreyfus for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets.  The Fund's investment management fee and other expenses are paid only by the Common Shareholders and not by holders of the Preferred Shares, if any.

The basis for the Fund's Board of Directors initial approval of the Advisory Agreement will be provided in the Fund's initial report to Common Shareholders.  The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuation occurs.

Portfolio Managers

TMT Equity Strategy.  Investment decisions for the Fund pursuant to the TMT Equity Strategy are made by members of TBCAM's global research team.  The Fund's primary portfolio managers who are jointly and primarily responsible for managing the Fund's assets allocated to the TMT Equity Strategy are Matthew D. Griffin, CFA, Barry Mills, CFA, Erik A. Swords, Justin R. Sumner, CFA and Raymond S. Bowers, III, CFA.  In addition to managing the Fund's TMT Equity Strategy, the members of the TBCAM team also are responsible for managing the Fund's short positions and its option writing strategy.  Mr. Griffin is responsible for allocating and reallocating the Fund's assets between the Fund's TMT Equity Strategy and TMT High Yield Strategy.  Each team member has managed the Fund's assets since inception.

Mr. Griffin is a Managing Director of TBCAM and the lead Portfolio Manager for TBCAM's Core Research Technology Sector Equity, Global TMT Alpha Opportunities Equity and Global Research Long/Short Sector Equity strategies.  He also serves as a Global Research Analyst, primarily covering the networking, wireless and telecommunications industries.  He has been employed by TBCAM since 2006.  Mr. Mills is a Director of TBCAM and a Portfolio Manager for TBCAM's Core Research Technology Sector Equity and Global TMT Alpha Opportunities Equity strategies and a Global Research Analyst, primarily covering the semiconductors, hardware and consumer electronics industries.  He has been employed by TBCAM since 2005.  Mr. Swords is a Director of TBCAM and a Portfolio Manager for TBCAM's Core Research Technology Sector Equity strategy and a Global Research Analyst, primarily covering the software and IT services industries.  He has been employed by TBCAM since 2005.  Mr. Sumner is a Director of TBCAM and a Research Analyst on TBCAM's Global Research Team, covering global technology sectors.  He has been employed by TBCAM since 2007.  Mr. Bowers is a Director of TBCAM and a Portfolio Manager of the Global Consumer Alpha Opportunities Equity and Global Long/Short Sector Equity strategies.  He also serves as a Research Analyst on TBCAM's Global Research Team, covering the media, entertainment, leisure and automotive sectors.

TMT High Yield Strategy.  Investment decisions for the Fund pursuant to the TMT High Yield Strategy are made by Chris Barris, Kevin Cronk and Josephine Shin, the Fund's primary portfolio managers who are jointly and primarily responsible for managing the Fund's assets allocated to the TMT High Yield Strategy.  Each of Messrs. Barris and Cronk and Ms. Shin has managed the Fund's assets since inception.

Mr. Barris is a Managing Director and Global Head of High Yield at Alcentra. He is a Senior Portfolio Manager responsible for managing Alcentra's U.S. and global high yield portfolios and also is a Senior Member of Alcentra's U.S. Investment Committee.  Mr. Cronk is a Senior Vice President and Head of U.S. Credit Research at Alcentra.  He is a Member of Alcentra's U.S. Investment Committee.  Ms. Shin is a Senior Vice President, U.S. High Yield Portfolio Manager and Senior Investment Analyst at Alcentra.  She is a Member of Alcentra's Credit Investment Committee.

Messrs. Barris and Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with the high yield business of Standish Mellon Asset Management Company LLC ("Standish"), another affiliate of Dreyfus.  Mr. Barris joined Standish in 2005.  Mr. Cronk joined Standish in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Ms. Shin joined Alcentra in March 2009.

Each of the Fund's portfolio managers is a dual employee of Dreyfus and manages the Fund as an employee of Dreyfus.

See "Management Arrangements—Portfolio Management" in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Common Shares is determined as of the close of trading on the floor of the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

The Fund's equity securities, including option contracts (but not including investments in other open-end investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported net asset values each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of the Fund's debt securities and instruments, including loans, generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service's procedures are reviewed by the Fund officers under the general supervision of the Board of Directors.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Board of Directors or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any Fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the Fund's Board of Directors.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a Service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other registered investment companies to calculate their net asset values.  Foreign securities held by the Fund may trade on days that the Fund is not open for business.

Generally, OTC options and total return and credit default swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the Board of Directors or its pricing committee or the Fund's valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  The valuation of a security based on fair value procedures may differ from the prices used by other registered investment companies to calculate their net asset values.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund's first regular distribution, the Fund intends to implement a Level Rate Distribution Policy, pursuant to which the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount which may be adjusted from time to time.  Distributions can only be made from net investment income after making any required payments on any interest rate transactions and paying any accrued dividends to holders of Preferred Shares (if any).  The Fund's ability to maintain a level distribution rate will depend on a number of factors, including the stability of income received from its investments.  To the extent permitted by applicable regulations, the Fund also may fund a portion of its distributions with gains from the sale of portfolio securities and other sources.  The Fund expects to declare the initial monthly distribution on the Common Shares within approximately 45 days, and to pay approximately 60 to 90 days, from the completion of this offering, depending on market conditions.  At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income, in which case the undistributed net investment income would be available to supplement distributions in future monthly periods.  At other times, in addition to paying out current net investment income, the Fund may pay out accumulated undistributed income or may return capital.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period.  Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.  See "Tax Matters."

A Level Rate Distribution Policy would result in the payment of distributions in approximately the same amount or percentage to Common Shareholders each month (assuming no adjustment to the rate).  If the source of the distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect.  Nevertheless, Common Shareholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not.  If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset).  The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of Common Shares.  Common Shareholders should read any written disclosure regarding dividends or distributions carefully, and should not assume that the source of any distribution from the Fund is net profits.

The Fund has filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Distribution Policy.  If the Fund receives the requested exemptive relief, it may, subject to the determination of its Board of Directors, implement a Managed Distribution Policy.  There can be no assurance that the Securities and Exchange Commission will grant such relief.  Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would constitute a return of capital.  Accordingly, a Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes.  The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year.  Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.  In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's assets and, therefore, have the likely effect of increasing the Fund's expense ratio.  There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Board of Directors will determine to implement a Managed Distribution Policy.

The Fund intends to distribute each year all of its net investment income and net short-term capital gain.  In addition, at least annually, the Fund intends to distribute all of its net realized capital gains, if any, to Common Shareholders.  The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding Preferred Shares).

Unless a Common Shareholder elects to receive distributions in cash, all of its distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan, as outlined below.

The Fund's Board of Directors may change the Fund's distribution policy and the amount or timing of the Fund's distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and net short- and long-term capital gains, the historical and projected net investment income and net short- and long-term capital gains, the costs of the Fund's use of effective leverage, the Fund's asset allocation between the TMT Equity Strategy and TMT High Yield Strategy and the Fund's use of its option writing strategy.  As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy could change.  The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") is commonly referred to as an "opt-out" plan.  Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Shareowner Services LLC as agent (the "Plan Agent").  Common Shareholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.  Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.  The Plan Agent serves as agent for the Common Shareholders in administering the Plan.  After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the shareholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants.  The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date.  The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent.  Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions.  When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account.  If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund.  Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.  There are no other charges to participants for reinvesting dividends or capital gain distributions.  Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable.  Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution.  The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund.  All correspondence concerning the Plan should be directed to the Plan Agent by calling [PHONE], or writing [ADDRESS].

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.  See "Tax Matters."

DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue 250,000,000 shares of common stock, $0.001 par value per share.  The Fund's Board of Directors, with the approval of a majority of the Directors and without action by the Fund's shareholders, may amend the Fund's Articles of Incorporation to increase or decrease the total number of shares of stock of the Fund or the number of shares of any class that the Fund has authority to issue.  The Common Shares have no preemptive, conversion, exchange, redemption or appraisal rights.  Each share has equal voting, dividend, distribution and liquidation rights.  The Common Shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable.  Common Shareholders are entitled to one vote per share.  All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election (assuming the Fund has not issued any Preferred Shares) if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors.  Whenever Preferred Shares and Borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "—Preferred Shares" below.

The Fund intends to apply for listing of its Common Shares on the NYSE under the ticker symbol "    ."  Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each calendar year.  The foregoing description and the description below under "Certain Provisions of the Articles of Incorporation and Bylaws" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

Preferred Shares

The Fund's Articles of Incorporation authorize the Fund's Board of Directors, without approval of the Fund's Common Shareholders, to classify any unissued Common Shares into Preferred Shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Fund's Board of Directors.  The Fund has no current intention to issue Preferred Shares.  If the Fund's Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described below, subject to applicable law and the Fund's Articles of Incorporation.

Limited Issuance of Preferred Shares and Borrowings.  Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund's Managed Assets less liabilities other than Borrowings, measured immediately after issuance of the Preferred Shares.  "Liquidation preference" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends.  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Preferred Shares is less than one-half of the value of the Fund's assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution.  Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%.  With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund.  Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise.  The Fund may purchase or redeem any Preferred Shares and/or reduce outstanding Borrowings if necessary to maintain required asset coverage.

In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for Preferred Shares, if any, or commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.  Preferred Shares would have complete priority over the Fund's Common Shares.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.  Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares.  Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class.  In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.  In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined single class vote of the holders of Preferred Shares and Common Shares.

Redemption, Purchase and Sale of Preferred Shares.  The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends.  The terms may also state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered.  Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.  See "Use of Leverage."

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS

The Fund has provisions in its Articles of Incorporation and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.  Commencing with the first annual meeting of shareholders, and if at such time, the number of Directors shall be three (3) or more but not more than twelve (12), the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively.  At the annual meeting of shareholders in each year thereafter, the term of one class will expire and Directors will be elected to serve in that class for terms of three years.  This provision could delay for up to two years the replacement of a majority of the Board of Directors.  A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.  The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end fund.  Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the Common Shareholders (and the holders of Preferred Shares, if any, voting separately) unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.  The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative vote of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination, 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) any merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) any issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with Borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law.

However, the shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require shareholder approval, no shareholder approval will be required.  The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; however, for the 2015 annual meeting of shareholders, the notice must be given no earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the date of such annual meeting.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

Reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.  These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

CLOSED-END STRUCTURE

The Fund is a newly organized, non-diversified closed-end management investment company.  Closed-end investment companies differ from open-end investment companies (open-end funds) in that closed-end investment companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end investment company you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares, the fund will redeem or buy back the shares at "net asset value."  Open-end funds generally offer new shares on a continuous basis to new investors, and closed-end investment companies generally do not.  The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund's investments.  By comparison, closed-end investment companies are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as leverage and investments in illiquid securities.

Shares of closed-end investment companies frequently trade at a discount to their net asset value.  See "Risks—Principal Risks of Investing in the Fund—Risk of Market Price Discount From Net Asset Value."  Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount.  There is no guarantee or assurance, however, that the Fund's Board of Directors will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share.  See "Repurchase of Common Shares."  The Fund's Board of Directors may, but is not required to, consider converting the Fund to an open-end fund, which would require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's Common Shares also may trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value.  The market price of the Common Shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase its Common Shares in the open market or make tender offers for its Common Shares at net asset value.  During the pendency of any tender offer, the Fund will publish how Common Shareholders may ascertain the Fund's net asset value.  For more information see "Repurchase of Common Shares" in the SAI.  Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Fund's Common Shares trading at a price which approximates their net asset value.  Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective.  To the extent the Fund may need to liquidate investments to fund repurchases of its Common Shares, this may result in higher portfolio turnover, which results in increased Fund expenses.  The Fund's Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations.  Any Common Share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.  See "Tax Matters" for a description of the potential tax consequences of a share repurchase.

TAX MATTERS

The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof.  Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect.  Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.  The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

For purposes of this discussion, a U.S. Common Shareholder means a person that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.  Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisors about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC, the Fund must (i) derive at least 90% of its annual gross income from certain kinds of investment income; (ii) meet certain asset diversification requirements at the end of each quarter, and (iii) distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term capital gain) and net tax-exempt income.  As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net realized capital gains.

In addition to dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains).  These distributions may be subject to federal, state and local taxation, depending on a shareholder's situation. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund.  Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares.  Long-term capital gains and ordinary income (as well as short-term capital gains) are currently taxable to non-corporate shareholders at a maximum rate of 20% and 39.6%, respectively.  Certain individuals, estates and trusts are subject to an additional 3.8% tax on net investment income, which includes taxable distributions from the Fund.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements.  If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its Common Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Common Shareholder's gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service ("IRS") currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, if the Fund issues Preferred Shares, it will designate dividends made with respect to Common Shares and Preferred Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Fund during the year.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the Fund's dividend and capital gains distributions with respect to that Common Shareholder (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund's taxable year.

The sale of Common Shares normally will result in capital gain or loss to Common Shareholders.  Generally a Common Shareholder's gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year.  Present law taxes both long-term and short-term capital gains of corporate taxpayers at the same rates applicable to ordinary income.  For non-corporate taxpayers, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates, with a maximum rate of 39.6%.  Any loss on the sale of Common Shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.  If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the Common Shareholder on such Shares.  Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

If the Fund invests in certain pay-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest.

The Fund may invest in options, futures contracts, forward contracts, swaps and derivatives, as well as other hedging, short sale or similar transactions, which may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These investments likely will not be exempt from regular federal income tax and these rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.  In certain circumstances, the Fund may be required to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Some of the options and other devices employed by the Fund may be deemed to reduce risk to the Fund by substantially diminishing its risk of loss in offsetting positions in substantially similar or related property, thereby giving rise to "straddles" under the U.S. Federal income tax rules. The straddle rules require the Fund to defer certain losses on positions within a straddle and to terminate the holding period for shares that become part of a straddle before the long-term capital gains period has been reached. In other words, the Fund will not be respected as having owned the shares for any time before the options lapse or are otherwise terminated. Some of the covered call options that are considered to offset substantially similar or related property will constitute "qualified covered call options" that are generally excepted from the straddle rules. As such, they generally will not trigger the loss deferral provisions of the straddle rules and the holding period for the substantially similar property will not be terminated. However, the holding period may be suspended in certain circumstances while the call options are outstanding. Further, an option on an index is not eligible for qualified covered call treatment. Because of the straddle rules and qualified covered call rules, at this time it is unclear the extent to which the gains from the sale of Fund portfolio securities underlying (or substantially similar to) call options will be treated as short-term capital gains and thus, insofar as not offset by short-term losses, taxable as ordinary income when distributed.

The tax treatment of the Fund's options activity will vary based on the nature and the subject of the options. In general, option premiums are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indices and options not listed on certain exchanges), the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund's obligation under such an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain options that are listed on a qualified board of exchange ("listed options") written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code ("section 1256 contracts"). Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax (discussed below), on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60% long-term and 40% short-term capital gains (or losses). Almost no options listed on non-U.S. exchanges will meet the requirements for section 1256 treatment.

As a result of its investments in foreign securities, the Fund may own shares in certain foreign entities that are treated as passive foreign investment companies ("PFICs") for U.S. federal income tax purposes.  To the extent the Fund owns shares of a PFIC, it may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of its taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, the Fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the Fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the Fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  In addition, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

The Fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to Common Shareholders.

As with all investment companies, the Fund may be required to "backup" withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus, the Underwriters named below, for whom                                                are acting as representatives (collectively, the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Underwriters	Number of Common Shares

Total

The Underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions.  The Underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken.  However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters' over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $       per Common Share under the public offering price.  The underwriting discounts and commissions (sales load) of        per Common Share are equal to       % of the public offering price. Investors must pay for any Common Shares purchased on or before              , 2014.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to                 additional Common Shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions.  The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus.  To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load), and proceeds, before expenses, to the Fund.  These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase up to an additional            Common Shares.

Total
	Per Share	No Exercise	Full Exercise
Public offering price	$	$	$
Sales load	$	$	$
Proceeds, before expenses, to the Fund	$	$	$

Offering costs paid by the Fund (other than the sales load) will not exceed $      per Common Share sold by the Fund in this offering.  If the offering costs referred to in the preceding sentence exceed this amount, Dreyfus will pay the excess.  The aggregate offering costs (excluding the sales load) to be borne by the Fund are estimated to be $               in total (or $               if the Underwriters exercise their over-allotment option in full).  See "Summary of Fund Expenses."

The fees to certain Underwriters described below under "—Additional Compensation to Be Paid by Dreyfus" are not reimbursable to Dreyfus by the Fund, and are therefore not reflected in expenses payable by the Fund.

The Underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed 5% of the total number of Common Shares offered by them.

The Fund intends to apply for listing of its Common Shares on the NYSE under the ticker symbol "    ."

The Fund has agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this prospectus (the "restricted period"):

•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares;

•
file any registration statement with the Securities and Exchange Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares;

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

The restrictions described in the immediately preceding paragraph do not apply to:

•	the sale of Common Shares to the Underwriters; or

•	any Common Shares issued pursuant to the Plan.

The restricted period described in the preceding paragraph will be extended if:

•	during the last 17 days of the restricted period the Fund issues an earnings release or a material news event relating to the Fund occurs, or

•
prior to the expiration of the restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period or provides notification to the Representatives of any earnings release or material news or material event that may give rise to an extension of the initial restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The Representatives, in their sole discretion, may release the Common Shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares.  Specifically, the Underwriters may sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position.  A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriters under the over-allotment option.  The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market.  In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option.  The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position.  The Underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in this offering.  As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares.  Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering.  These activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares.  The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

The Fund, Dreyfus and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering.  The Representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders.  Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for the Common Shares.  The initial public offering price for the Common Shares was determined by negotiation among the Fund, Dreyfus and the Representatives.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

An affiliate of Dreyfus has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.  As of the date of this prospectus, the Dreyfus affiliate owned 100% of the outstanding Common Shares.  Such Dreyfus affiliate  may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as Underwriters and, subject to certain restrictions, may act as such brokers while they act as Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities.  Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and Dreyfus and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required.  Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

The principal business address of                           is                            .

Additional Compensation to be Paid by Dreyfus

Dreyfus (and not the Fund) has agreed to pay                             , from its own assets, upfront structuring and syndication fees in the amount of $                     for services relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) proportion and concentration approaches for the Fund's investments, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies, (iv) the overall marketing and positioning thesis for the offering of the Common Shares, (v) securing participants in the Fund's initial public offering, (vi) preparation of marketing and diligence materials for Underwriters, (vii) conveying information and market updates to the Underwriters, and (viii) coordinating syndicate orders in this offering.  If the over-allotment option is not exercised, the upfront structuring and syndication fees paid to                     will not exceed        % of the total public offering price of the Common Shares.  These services provided by                to Dreyfus are unrelated to Dreyfus' function of managing the Fund as described in this prospectus.

Dreyfus (and not the Fund) has agreed to pay                                                , from its own assets, an upfront structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Common Shares in the amount of $                                          .  If the over-allotment option is not exercised, the upfront structuring fee paid to                                 will not exceed            % of the total public offering price of the Common Shares.  These services provided by                to Dreyfus are unrelated to Dreyfus' function of managing the Fund as described in this prospectus.

The amount of these structuring and syndication fees are calculated based on the total respective sales of Common Shares by these Underwriters, including those Common Shares included in the Underwriters' over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

Dreyfus (and not the Fund) may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering.

[Dreyfus (and not the Fund) will pay compensation to its broker-dealer subsidiary (or associated persons thereof) for participating as wholesalers in the marketing of the Fund.  In addition, the Fund will reimburse reasonable and documented out-of-pocket expenses related to the marketing of the Fund incurred by Dreyfus' broker-dealer subsidiary (or associated persons thereof) and employees of the Advisers, including in connection with participation in the road show and related activities, but only to the extent that reimbursement of such expenses when added to any other Fund offering costs (other than the sales load) does not exceed $          per Common Share sold in this offering.  Dreyfus will reimburse such expenses that exceed $          per Common Share.  The compensation and expense reimbursement paid to Dreyfus' broker-dealer subsidiary (and associated persons thereof) will not exceed       % of the total public offering price of the Common Shares.]

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority, Inc. ("FINRA") rules is summarized as follows.  The sales load the Fund will pay of $           per share is equal to        % of the total public offering price of the Common Shares.  The Fund has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares in an amount not to exceed $            in the aggregate, which amount will not exceed      % of the total public offering price of the Common Shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters and the broker-dealer affiliate of Dreyfus (and associated persons thereof) in connection with this public offering of the Common Shares, including sales load, expense reimbursement and all forms of syndication and structuring fee payments to the Underwriters will not exceed         % of the total public offering price of the Common Shares.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund's securities and cash are held under a custody agreement with                                        .  The transfer agent and dividend disbursing agent for the Fund's shares is                                                .

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to its Common Shareholders, including a list of investments held.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, New York, New York.                                 advised the Underwriters in connection with the offering of the Common Shares.  Stroock & Stroock & Lavan LLP and                       may rely as to certain matters of Maryland law on the opinion of                   .                     , an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page
Description of the Fund
Investment Objective and Policies
Investments, Investment Techniques and Risks
Investment Restrictions
Management of the Fund
Management Arrangements
Determination of Net Asset Value
Portfolio Transactions
Summary of the Fund's Proxy Voting Policy, Procedures and Guidelines
Repurchase of Common Shares
Taxation
Counsel and Independent Registered Public Accounting Firm
Financial Statement
Privacy Policy
Appendix A—Rating Categories	A-1
Appendix B—Summary of Proxy Voting Policy	B-1

_____________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                  Shares

[LOGO]

Dreyfus TMT Opportunities Fund, Inc.

Common Shares

$        per Share

_________________

PROSPECTUS
                 , 2014
_________________

Until            , 2015 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus.  This delivery requirement is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 12, 2014

DREYFUS TMT OPPORTUNITIES FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION
                   , 2014

Dreyfus TMT Opportunities Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Fund's prospectus relating to its shares of common stock, par value $0.001 per share ("Common Shares") dated             , 2014 (the "Prospectus").  This SAI does not include all of the information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares.  A copy of the Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling 1-800-346-8893, by writing to the Fund at 200 Park Avenue, New York, New York 10166, or by visiting www.dreyfus.com.  The information contained in, or that can be accessed through, the website is not part of the Prospectus or this SAI.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS

Description of The Fund
Investment Objective And Policies
Investments, Investment Techniques And Risks
Investment Restrictions
Management of The Fund
Management Arrangements
Determination of Net Asset Value
Portfolio Transactions
Summary of The Fund's Proxy Voting Policy, Procedures And Guidelines
Repurchase of Common Shares
Taxation
Counsel and Independent Registered Public Accounting Firm
Financial Statement
Privacy Policy
Appendix A—Rating Categories
Appendix B—Proxy Voting Policy Summary

DESCRIPTION OF THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  It was formed as a Maryland corporation on September 3, 2014.

The Fund's investment adviser is The Dreyfus Corporation ("Dreyfus").  The Fund's primary portfolio managers are dual employees of Dreyfus and either The Boston Company Asset Management, LLC ("TBCAM") or Alcentra NY, LLC ("Alcentra"), each of which is an affiliate of Dreyfus.

The following information supplements and should be read in conjunction with the Fund's Prospectus.  No investment in Common Shares should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek total return consisting of current income, current gains and long-term capital appreciation.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in companies in one or more of the TMT Sectors.  These companies may include, but are not limited to, companies in one or more of the following industries or sub-industries: communications equipment; electronic equipment and instruments; internet software and services; information technology (IT) services; semiconductors and semiconductor equipment; software; technology hardware, storage and peripherals; diversified telecommunication services; wireless telecommunication services; internet retail; media; cable and satellite; and broadcasting (collectively, "TMT Companies").

The Fund will invest 25% or more of its Managed Assets in the TMT Sectors and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one or more of the industries or sub-industries of the TMT Sectors described herein.  Dreyfus will determine whether a company is a TMT Company, and retains broad discretion to allocate the Fund's investments across the TMT Sectors and among the various industries or sub-industries within the TMT Sectors.  The Fund may invest up to 20% of its Managed Assets in securities issued by companies that are not TMT Companies.

Dreyfus intends to construct the Fund's investment portfolio by allocating the Fund's assets to investments in equity securities and equity-related instruments issued by TMT Companies (the "TMT Equity Strategy") and in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (or the unrated equivalent) issued by TMT Companies (the "TMT High Yield Strategy").  The Fund generally expects to allocate 70-85% of its Managed Assets to the TMT Equity Strategy, and may allocate up to 30% of its Managed Assets to the TMT High Yield Strategy.  The allocation of the Fund's assets to the TMT Equity Strategy or the TMT High Yield Strategy normally will be determined based primarily upon the income opportunities available from the different TMT Sectors, industries and/or sub-industries and consistent with the Fund's investment objective.  During periods of weakness or volatility in the equity markets, the Fund's asset allocation may favor capital preservation regardless of the relative income opportunities.  The Fund's asset allocation between the TMT Equity Strategy and the TMT High Yield Strategy will be reviewed at least quarterly, but may be reviewed and adjusted more often in response to market conditions or available investment opportunities.

As part of the TMT Equity Strategy, the Fund expects to invest in common stocks, but its equity investments also may include preferred stocks, convertible securities (including warrants or other rights to acquire common or preferred stock) and depositary receipts.  The Fund may purchase these securities through initial public offerings or shortly thereafter.  The Fund also may invest in securities issued by other investment companies (including exchange-traded funds or "ETFs") and publicly-traded real estate investment trusts ("REITs").  At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.

As part of the TMT High Yield Strategy, the Fund expects to invest in fixed and/or floating rate corporate debt obligations, loans and other debt securities or instruments that are rated below investment grade (i.e., below BBB- or Baa3 by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus).  The Fund also may invest in debt securities issued by REITs.  The Fund's floating rate investments primarily are expected to be senior secured floating rate loans, which are loans secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy.  The Fund's investments in below investment grade debt securities and loans and those deemed by Dreyfus to be of similar quality are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk" or "high yield" securities.  See "Investments, Investment Techniques and Risks—TMT High Yield Strategy—Below Investment Grade Debt Securities" in this SAI.

The Fund also intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to the Fund's shareholders.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.

The Fund may invest in equity or debt securities of companies of any market capitalization located anywhere in the world, although the Fund will not invest more than 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  Such instruments include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  See "Investments, Investment Techniques and Risks—Additional Investment Strategies and Techniques—Derivatives" in this SAI.

The Fund may employ leverage to enhance its potential for achieving its investment objective.  The Fund may employ leverage by issuing preferred shares or debt securities, or by borrowing funds from banks or other financial institutions ("Borrowings") (i.e., "structural leverage").  Following the completion of this offering and based on market conditions at that time, the Fund expects to employ structural leverage through Borrowings in an amount up to 33-1/3% of its Managed Assets.  The Fund also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or short sales (i.e., "portfolio leverage").  The Fund has the ability to employ portfolio leverage to the extent permitted by the 1940 Act.  "Effective leverage" is the combination of the amount of any structural leverage and any portfolio leverage used by the Fund.  The Fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings.  In addition, the Fund may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.  The use of leverage involves increased risk, including increased variability of the Fund's net income, distributions and net asset value in relation to market changes.  The Fund's leverage strategy may not work as planned or achieve its goal.  See "Use of Leverage" in the Prospectus.

There is no assurance the Fund will achieve its investment objective.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following descriptions supplement the descriptions of the Fund's investment strategies and policies, including its principal investments, investment techniques and risks, as set forth in the Prospectus.  Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the Common Shareholders.

TMT Equity Strategy

Equity Securities Generally

Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.  Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities.  For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors.  Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If the Fund, together with other investment companies and other clients advised by Dreyfus and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the Fund's ability to dispose of some or all positions at a desirable time may be adversely affected.  While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings.  If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as the TMT Sectors and industries or sub-industries thereof.  To some extent, the prices of equity securities tend to move by industry (or sub-industry), market or sector.  When market conditions favorably affect, or are expected to favorably affect, a sector or an industry (or sub-industry), the share prices of the equity securities of companies in that sector or industry (or sub-industry) tend to rise. Conversely, negative news or a poor outlook for a particular sector or industry (or sub-industry) can cause the share prices of such securities of companies in that sector or industry (or sub-industry) to decline quickly.

Common Stock

Common stock represents shares of a corporation or other entity that entitle the holder to a share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity.  After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.  Common stock may be received upon the conversion of convertible securities.

Preferred Stock

Preferred stock is a form of equity ownership in a corporation.  Generally, preferred stock has a specified dividend and ranks after loans and other debt instruments and before common stocks in its claim on income for dividend payments and on assets should the corporation be liquidated or declare bankruptcy.  The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt instruments, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock.  While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer.  Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Convertible Securities

Convertible securities include preferred stocks or other securities (including debt obligations) that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  Convertible securities have characteristics similar to both equity and debt securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities.  An example is a non-convertible debt security and a warrant or option.  The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Rights

Warrants and stock purchase rights give the holder the right to subscribe to equity securities at a specific price for a specified period of time.  Rights are similar to warrants but typically have shorter durations and are offered to current shareholders of the issuer.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  The Fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date.  Warrants, rights or other non-income producing equity securities may be received in connection with the Fund's investments in corporate debt obligations or restructuring of investments.  Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs

The Fund may invest in shares of issuers which are engaging in IPOs, although IPOs may not be consistently available to the Fund for investing.  An IPO is a corporation's first offering of stock to the public.  Shares are given a market value reflecting expectations for the corporation's future growth.  Special rules apply to the distribution of IPOs.  Corporations offering IPOs generally have limited operating histories and may involve greater investment risk.  Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks.  Many IPOs are issued by undercapitalized companies of small or microcap size.  The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.  The Fund may hold IPO shares for a very short period of time.  This may increase the Fund's portfolio turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by Common Shareholders.

Other Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by the Fund from the Securities and Exchange Commission.  These securities include shares of other closed-end funds, open-end funds, ETFs and business development companies that invest primarily in equity or debt securities, or related instruments, of the types in which the Fund may invest directly.  ETFs are registered investment companies that generally aim to track or replicate a desired index, such as a sector, market or global segment.  Most ETFs are passively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units."

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fee with respect to assets so invested.  Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  The Fund also may invest its uninvested cash reserves, or cash received as collateral from borrowers of its portfolio securities in connection with its securities lending program, if any, in shares of one or more money market funds advised by Dreyfus.  Dreyfus will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available direct investments.

ETFs.  Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index.  These ETFs may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities.  For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund.  ETFs are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price.  At times, the market price may be at a premium or discount to the ETF's net asset value.  Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility.  Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund.  Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities.  Moreover, investments in ETFs designed to correspond to indices of securities may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

REITs

The Fund may invest in publicly-traded REITs.  A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn.  Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value.  Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower.  Mortgage REITs derive their income from interest payments on such loans.  Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.  The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill.  They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

To the extent the Fund invests in a REIT that derives its income from the ownership, leasing, or financing of properties of companies in one of the TMT Sectors or the various industries or sub-industries thereof, such investment will be treated as an investment in a TMT Company for purposes of the Fund's investment policies and restrictions.  Although most of the Fund's investments in REITs will be equity securities, the Fund may, from time to time as part of the TMT High Yield Strategy, purchase debt securities issued by REITs.

Short Sales

At times, as part of the TMT Equity Strategy, the Fund expects to maintain significant short positions in equity securities and equity-related instruments of TMT Companies.  Although the Fund intends to maintain an overall long position in the portion of its portfolio comprising the TMT Equity Strategy, in certain circumstances, the Fund's short positions may approach or reach the size of the Fund's overall long position in that portion of its portfolio.  The Fund also may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price.  To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interests accruing during the period of the loan.  To borrow the security, the Fund also may have to pay a fee to the lender, which would increase the cost to the Fund of the security it sold short.  The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.  The Fund will realize a gain if the security declines in price between those two dates.  The Fund's potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.  The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale.  The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price.

When the Fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold.  Until the Fund closes its short position or replaces the borrowed security, the Fund will:  (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.  Short-selling is considered "leverage" and may involve substantial risk.

The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

TMT High Yield Strategy

Fixed Income Securities Generally

Fixed income securities include interest-bearing securities, such as corporate debt securities.  Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations.  Fixed income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.  Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected.  Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.  Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon (i.e., purchased at a "market discount").  The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.

Corporate Debt Obligations

Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar instruments, including certain convertible securities, of corporations to pay interest and repay principal.  Debt securities may be acquired with warrants attached to purchase additional fixed income securities at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.  Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

The Fund may invest in corporate debt obligations issued by U.S. and non-U.S. issuers that issue securities which may be U.S. dollar-denominated or non-U.S. dollar-denominated.  In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Floating Rate Loans and Other Floating Rate Securities

Floating rate instruments are loans and other securities with interest rates that adjust or "float" periodically based on a specified interest rate or other reference.  Floating rate loans are made by banks and other financial institutions to their corporate clients.  The rates of interest on the loans adjust periodically by reference to a base lending rate, such as LIBOR, a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium or credit spread.  Some floating rate loans reset on set dates, typically every 30 to 90 days, but not to exceed one year.  Other floating rate loans reset periodically when the underlying rate resets.  As a result, as short-term interest rates increase, interest payable to the Fund from its investments in floating rate loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in floating rate loans should decrease.  However, many floating rate loans have LIBOR floors, whereby the borrower contractually agrees that the amount used for LIBOR in calculating the yield on the loan will not be less than an agreed upon amount; thus, the yield on a loan with a LIBOR floor will increase only after LIBOR surpasses the floor.  Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.  Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.  Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.  Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.  Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan.  Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.  When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan.

Loans.  Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread.  These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.  As short-term interest rates increase, interest payable to the Fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in loans is likely to decrease.  To the extent the Fund invests in loans with a base lending rate floor, the Fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the Fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which the Fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower").  Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes.  Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.  Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to:  (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill), and (iv) security interests in shares of stock of subsidiaries or affiliates.  In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own.  In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries.  Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement").  In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement.  In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement.  The Fund generally will rely upon the Agent Bank or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan.  Additionally, the Fund normally will rely on the Agent Bank and the other loan investors to use appropriate credit remedies against the Borrower.  The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower.  The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.  With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, Dreyfus may perform such tasks on the Fund's behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees.  These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees.  When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee.  On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan.  In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower.  Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which the Fund may invest generally are not registered with the Securities and Exchange Commission or any state securities commission, and are not listed on any national securities exchange.  Because there is less readily available or reliable information about most loans than is the case for many other types of securities, Dreyfus will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources.  Therefore, the Fund will be particularly dependent on the analytical abilities of Dreyfus.  No active trading market may exist for some loans, which may make it difficult to value them.  Some loans may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund's net asset value.  In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  To the extent that the Fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect the Fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA'').  For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) to and including the actual settlement date.  Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on settlement date for the purchase price of the loan paid by the Buyer).  In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received.  Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated.

Loans are usually rated below investment grade and may also be unrated.  As a result, the risks associated with investing in loans are similar to the risks of fixed rate debt securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other high yield securities, which are often subordinated and/or unsecured.  Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value.  Loans are subject to a number of risks described elsewhere in this SAI section titled "TMT High Yield Strategy" including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk.  If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by the Fund may be adversely affected.  In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers.  This would increase the risk of default.  If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions.  If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.  In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan.  These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower.  This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral.  Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Dreyfus and/or its affiliates may participate in the primary and secondary market for loans.  Because of limitations imposed by applicable law, the presence of Dreyfus and/or Dreyfus' affiliates in the loan market may restrict the Fund's ability to acquire certain loans, or affect the timing or price of such acquisitions.  Also, because Dreyfus, in the course of investing Fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of the Fund to purchase or sell publicly-traded securities of such Borrowers may be restricted.  Conversely, because of the financial services and asset management activities of Dreyfus and/or its affiliates, Dreyfus may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participations and Assignments.  Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank.  Co-Lenders may sell such securities to third parties called "Participants."  The Fund may participate as a Co-Lender at origination or acquire an interest in a security (a "participation interest") from a Co-Lender or a Participant.  Co-Lenders and Participants interposed between the Fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants."  A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security.  These instruments may have fixed, floating or variable rates of interest.

The Fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower.  The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security.  The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower.  The Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest.  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower.  Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent.  In the event of the insolvency of the Intermediate Participant, the Fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower.  Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired.  Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors.  In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest.  Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party.  When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

The Fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party.  Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors.  The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participation interests or Assignments when necessary in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower.  The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the Fund.

Below Investment Grade Debt Securities

Loans, debt securities and other instruments rated below investment grade (i.e., below BBB- or Baa3 by one or more NRSROs that rate such instruments, or, if unrated, determined to be of comparable quality by Dreyfus) (commonly known as "high yield" or "junk" securities) though higher yielding, are characterized by higher risk.  These securities generally are considered by NRSROs to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.  The ratings of NRSROs represent their opinions as to the quality of the obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, Dreyfus also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information.  The success of the Fund's investments in lower-rated securities may be more dependent on Dreyfus' credit analysis than might be the case for investments in higher-rated securities.  A general description of the ratings of certain NRSROs of high yield securities is set forth in Appendix A to the SAI.

Prices of debt securities generally are inversely related to interest rate changes; however, price volatility also may be inversely related to coupon.  Accordingly, below investment grade debt securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with below investment grade debt securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry.  The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time.  Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities.  These securities may be particularly susceptible to economic downturns.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.  The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing.  The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.  It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that below investment grade debt securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, Dreyfus' judgment may play a greater role in valuation because less reliable, objective data may be available.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues.  The Fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities.  The Fund may invest up to 10% of its Managed Assets in loans and other debt instruments where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring.  Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss.  At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan.  The Fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation.  In addition, such participation may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

The Fund may not invest in issuers which are in default (i.e., failing to pay interest or principal when due) at the time of purchase, except for investments issued in connection with a company in bankruptcy that is senior to all other debt, equity and any other securities in connection with such issuer.  Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund is speculative and involves significant risks.

The Fund may make such investments when, among other circumstances, Dreyfus believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the distressed or defaulted securities.  There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all.  During this period, it is unlikely that the Fund would receive any interest payments on the distressed or defaulted securities, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment.  The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation).  Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.  Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed or defaulted securities, the Fund may be restricted from disposing of such securities for a period of time.  To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities

Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date.  Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities.  A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity.  The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities.  Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike bonds that pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Option Writing Strategy

The Fund intends to employ a strategy of writing (selling) covered call and put options on equity securities issued by TMT Companies and, to a lesser extent, writing (selling) covered call and put options on "broad-based" indices as well as narrower market indices, such as those in respect of a TMT Sector or the industries or sub-industries thereof.  This strategy is intended to generate current gains from option premiums as a means to enhance distributions payable to Common Shareholders.  Over time, as the Fund's investments in TMT Companies generate greater amounts of distributable income and gains, the Fund's use of its option writing strategy may decline.  To the extent the Fund's written call and put options have economic characteristics similar to equity or debt instruments of TMT Companies, such options will be considered investments included within the Fund's 80% investment policy.

Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Certain options, known as "American style" options may be exercised at any time during the term of the option.  Other options, known as "European style" options, may be exercised only on the expiration date of the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The Fund will only write (sell) call and put options if the options are "covered."

Options may be traded on U.S. or, to the extent the Fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of Dreyfus, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call Options.  A call option written by the Fund on a security is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Dreyfus (in accordance with procedures established by the Fund's Board of Directors) in such amount are segregated by the Fund's custodian or earmarked on the Fund's books and records) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.

For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading.  Longer-term call options can have expiration dates up to three years from the date of listing.  Under certain circumstances when deemed at Dreyfus' discretion to be in the best interest of the Fund, options that are written against the Fund's portfolio holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options.  If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.  In general, when deemed at Dreyfus' discretion to be in the best interest of the Fund, the Fund may continue to hold a common stock rather than allowing them to be called away by the option holder.

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.  A put option written by the Fund on a security is "covered" if the Fund owns the underlying security or if the Fund segregates or earmarks assets determined to be liquid by Dreyfus, as described above, equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus, as described above.

Options on Indices.  The Fund may sell call and put options on stock indices or sectors.  Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, these types of options are collectively referred to as "index" options in this prospectus.  Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser.  The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium.  If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option.  The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both).  The Fund's goal in entering into such a closing transaction will be to optimize net index option premiums.  The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

An index option is considered "covered" if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by Dreyfus (in accordance with procedures established by the Fund's Board of Directors) in an amount equal to the contract value of the applicable basket of securities.  An index or sector put option also is "covered" if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.  An index or sector call option also is "covered" if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by Dreyfus as described above.

Limitations on Option Writing Strategy

The number of covered call and put options on securities the Fund can write is limited by the total assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.  The Fund will not write "naked" or uncovered call or put options, other than those that are "covered" as described above.  Furthermore, the Fund's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Dreyfus.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Investment Strategies and Techniques

Non-U.S. Investments

The Fund may invest up to 40% of its Managed Assets in non-U.S. issuers, including issuers located in emerging markets.  The Fund may purchase securities of non-U.S. issuers in the form of depositary receipts.  Foreign securities in which the Fund may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated and the Fund may buy and sell currencies for the purpose of settlement of transactions in foreign securities.

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities.  They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law).  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.  Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.  Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries.  There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers.  Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.  A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution.  If a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations.  After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.  In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends.  Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers.  Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise.

Emerging Markets.   The risks associated with investing in foreign securities are often heightened for investments in emerging market countries.  These heightened risks include:  (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property.  The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors.  In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Dreyfus and its affiliates and their respective clients and other service providers.  The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls."  Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions.  Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.  These limitations may have a negative impact on the Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries.  Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar.  Further, certain emerging market countries' currencies may not be internationally traded.  Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Depositary Receipts and New York Shares.  Securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.  New York Shares are securities of foreign companies that are issued for trading in the United States.  New York Shares are traded in the United States on national securities exchanges or in the OTC market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad.  A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

The Fund anticipates entering into foreign currency transactions primarily to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell.  Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies.  A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive.  The Fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.  In addition, the Fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Use of Derivatives

In addition to the Fund's option writing strategy, the Fund may invest up to 30% of its Managed Assets in certain derivative instruments in pursuit of its investment objective.  To the extent the derivative instruments used by the Fund have economic characteristics similar to equity or debt instruments of TMT Companies, such derivatives will be considered investments included within the Fund's 80% investment policy.

Derivatives are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments.  Examples of derivative instruments that the Fund may use include financial futures contracts, forward contracts, contracts for difference, swap contracts (including total return and credit default swaps) and options, including options on financial futures and options on swap contracts.  The Fund may use derivative instruments for a variety of reasons, including as a substitute for investing directly in an underlying asset, to increase returns, as an alternative to selling a security short, to manage credit or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy.  Dreyfus may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.  Derivatives involve greater risks than if the Fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss.  The Fund could experience losses if its derivatives were poorly correlated with underlying instruments or the Fund's other investments or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivative instruments may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivative instruments, such as futures contracts and certain options, generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives, including some options and most swap agreements (e.g., credit default swaps).  Therefore, each party to an OTC derivative instrument bears the risk that the counterparty will default.  Accordingly, Dreyfus will consider the creditworthiness of counterparties to OTC derivative instruments in the same manner as it would review the credit quality of a security to be purchased by the Fund.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.  Derivatives that are considered illiquid will be subject to the Fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).  This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.  Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the Securities and Exchange Commission or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives.  For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open.  With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value.  By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Requirements to maintain cover might impair the Fund's ability to sell a portfolio security, meet current obligations or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions.  If Dreyfus is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used.  Successful use of derivatives by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position.  For example, if the Fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

Options and futures contracts prices can diverge from the prices of their underlying instruments.  Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way.  Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  The Fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's options or futures positions used for hedging purposes are poorly correlated with the investments the Fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" ("CPO") pursuant to Regulation 4.5 under the Commodities Exchange Act ("CEA") and, therefore, is not subject to registration or regulation as a CPO under the CEA.  Although Dreyfus has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013,  respectively, Dreyfus relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the Fund.

The Fund may be limited in its ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Fund continues to claim the exclusion from the definition of CPO.  In order to be eligible to continue to claim this exclusion, if the Fund uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the "CFTC"), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Fund's net asset value, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  Even if the Fund's direct use of commodity interests complies with the trading limitations described above, the Fund may have indirect exposure to commodity interests in excess of such limitations.  Such exposure may result from the Fund's investment in other investment vehicles, including investment companies that are not managed by Dreyfus or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds").  Because Dreyfus may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Fund, to continue to rely on the exclusion from the definition of CPO.  Dreyfus, on behalf of the Fund, has filed the required notice to claim this no-action relief.  In order to rely on the temporary no-action relief, Dreyfus must meet certain conditions and the Fund must otherwise comply with the trading and market limitations described above with respect to its direct investments in commodity interests.

If the Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and Dreyfus would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to the Fund, in addition to all applicable Securities and Exchange Commission regulations.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Futures Transactions.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to currencies, interest rates, securities and security indices.  The Fund may enter into futures contracts and options thereon in U.S. domestic markets.  Futures contracts may be based on various debt securities and securities indices.  Successful use of futures and options on futures contracts by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset.  Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  No assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

The Fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the Fund's ability to invest in foreign securities.  Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Swap Transactions.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors to mitigate risk and reduce portfolio turnover.  Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and involve two parties exchanging a series of cash flows at specified intervals.  In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount").  Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A.  Swap agreements can take many forms and are known by a variety of names.

Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, the Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Fund.  Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another.  For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.  The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of Dreyfus' repurchase agreement guidelines).

The Fund also may enter into a swap option (sometimes called "swaptions"), which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are entered into with institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market.  It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent the Fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund.  As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives.  The Dodd-Frank Act also requires the CFTC and/or the Securities and Exchange Commission in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the Securities and Exchange Commission.  In addition, the CFTC and the Securities and Exchange Commission are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements.  For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity.  Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Fund; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether.  While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the Securities and Exchange Commission or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

Credit Default Swaps.  In addition to certain other credit derivatives, the Fund may purchase credit default swaps.  Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swaps.  In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party.  The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Interest Rate Transactions.  To seek to reduce interest rate risk if the Fund engages in leverage, the Fund may enter into interest rate swap or cap transactions as to all or a portion of that leverage.  In an interest rate swap, the Fund would agree to pay to the other party to such swap ("counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Borrowings or any variable rate security used by the Fund for effective leverage.  The payment obligation would be based on the notional amount of the swap.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares.  In addition, if short-term interest rates are lower than the Fund's rate of payment on the interest rate swap, this will reduce the performance of the Common Shares.  If, on the other hand, short-term interest rates are higher than the Fund's rate of payment on the interest rate swap, this will enhance the performance of the Common Shares.  Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense.  Buying interest rate caps could also decrease the net income of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Credit Derivatives.  Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index.  Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments.  The risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes).  If the Fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller of credit protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan.  Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to the Fund.  The Fund receives a coupon and par redemption, provided there has been no credit event of the reference entity.  The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the Fund for the reference entity default risk.  The Fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of Dreyfus' repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

Structured Securities.   Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where the Fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates or cash flows ("embedded index").  When the Fund purchases a structured security, it will make a payment of principal to the counterparty.  Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  Guarantees are subject to the risk of default by the counterparty or its credit provider.  The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding.  As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.  Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on the Fund's ability to dispose of such securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of an active trading market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio.

Hybrid Instruments.  A hybrid instrument can combine the characteristics of securities, futures, and options.  For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate.  The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes.  Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index.  Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%.  Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity.  However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested.  As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked.  If the linked securities decline in value, the ELN may return a lower amount at maturity.  ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer.  ELNs are frequently secured by collateral.  If an issuer defaults, the Fund would look to any underlying collateral to recover its losses.  Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral.  They provide no indication of the potential risks of the linked securities.

Participatory Notes.  Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate.  Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Combined Transactions.  The Fund may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Dreyfus, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Dreyfus' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  The Fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure to Common Shareholders.

Other Strategies

Investment Grade Debt Securities

The Fund may invest, to a limited degree, in fixed rate and floating rate loans, corporate debt obligations and other debt securities and instruments that, at the time of purchase, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs that rate such securities, or, if unrated, determined to be of comparable quality by Dreyfus.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance.  Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality.  These securities bear fixed, floating or variable rates of interest.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.  A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity.  Neither the market value nor the Fund's Common Share price is guaranteed.

Treasury Inflation-Protection Securities ("TIPS") are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index.  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss.  During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities.  Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.  The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities.  Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations.  As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA."  The value of shares of the Fund may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Short-Term Fixed-Income Securities and Money Market Instruments; Temporary Defensive Position

During the period in which the net proceeds of this offering of Common Shares are being invested or during adverse market conditions or other periods in which Dreyfus determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper, as well as cash, cash equivalents or high quality short-term debt securities.  During such periods, the Fund may not achieve its investment objective.  The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks.  Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities.  Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Illiquid and Restricted Securities

Illiquid securities include, but are not limited to, restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the 1933 Act, but that are deemed to be illiquid, repurchase agreements with maturities in excess of seven days and securities in which no secondary market is readily available.  They also include certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions.  As to these securities, there is a risk that, should the Fund desire to sell them, a ready buyer will not be available at a price the Fund deems  representative of their value, which could adversely affect the value of the Fund's net assets.

Section 4(2) Paper and Rule 144A Securities.  "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act.  Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution.  Any resale by the purchaser must be pursuant to registration or an exemption therefrom.  Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.  "Rule 144A securities" are securities that are not registered under the 1933 Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act.  Rule 144A securities generally must be sold to other qualified institutional buyers.  If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities.  Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.  Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Fund's Board of Directors or by Dreyfus pursuant to guidelines established by the Fund's Board of Directors.  The Fund's Board of Directors or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.  Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank.  Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions.  CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.  TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.  TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches.  The Fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC.  Interest payments on such a CD are not insured by the FDIC.  The Fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC.  Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join.  In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation.  As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.  However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation.  Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income.  Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements.  In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office.  A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, Dreyfus carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and an obligation of the Fund to resell such security at a fixed time and at a price higher than the purchase price (representing the Fund's cost plus interest).  The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security.  The Fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the Fund under a repurchase agreement.  In connection with its third party repurchase transactions, the Fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act.  The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  The Fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.  Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.  The Fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or to the extent consistent with the Fund's investment policies, collateralized by securities other than U.S. Government securities ("credit and/or equity collateral").  Transactions that are collateralized fully enable the Fund to look to the collateral for diversification purposes under the 1940 Act.  Conversely, transactions secured with credit and/or equity collateral require the Fund to look to the counterparty to the repurchase agreement for determining diversification.  Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities.  In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.  The Fund, along with other funds managed by Dreyfus,  may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the Securities and Exchange Commission pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.  Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions.  This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.  The Fund retains the right to receive interest and principal payments on the security.  At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest.  As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets.  These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.  To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with guidance from the Securities and Exchange Commission.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell loans and other securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, which means delivery and payment take place at a future date at a predetermined price and/or yield.  Typically, no interest accrues to the purchaser until the security is delivered.  When purchasing a security on a forward commitment basis, the Fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Loans and other debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise).  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience declines in value prior to their actual delivery.  The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.  The Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests.  If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per Common Share.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  Any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the Fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The Fund may recall the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  An investment company is limited in the amount of securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash or cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the Fund.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus.  The Fund also has adopted certain investment restrictions limiting the following activities except as specifically authorized.  The Fund may not:

1.
Invest more than 25% of the value of its total assets in the securities of issuers in any single industry (excepted as disclosed in the Prospectus), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.
Purchase or sell physical commodities, except that the Fund may purchase and sell options, forward contracts, contracts for difference, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

3.
Purchase or sell real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.
Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

7.	Issue any senior security (as such term is defined in Section 18(g) of the 1940 Act), except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom.

8.
Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, contracts for difference, futures contracts, options on futures contracts, swaps and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this investment restriction.

9.
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment by the Fund, a later change in percentage resulting from a change in the value of the Fund's assets will not constitute a violation of such investment restriction, except as otherwise required by the 1940 Act.

The investment restrictions numbered 1 through 7 in this SAI have been adopted as fundamental policies of the Fund.  Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares (if any) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (if any) voting as a separate class.  When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

With respect to investment restriction no. 1, the Fund will invest 25% or more of its Managed Assets in the TMT Sectors and, from time to time, the Fund may have 25% or more of its Managed Assets invested in any one or more of the industries or sub-industries of the TMT Sectors described herein.  The Fund has adopted classifications of the TMT Sectors and the industries or sub-industries thereof.  These classifications are not fundamental policies.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after the issuance the value of the Fund's total assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets less liabilities other than borrowings).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than borrowings is at least 200% of such liquidation value.  If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.  If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class.  The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class.  In the event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.  The Fund has no current intention to issue Preferred Shares.

The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with Dreyfus, the custodian and transfer agent and dividend disbursing agent.  The management of the Fund's day-to-day operations is delegated to its officers and Dreyfus, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Board of Directors of the Fund

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships during the past five years, are shown below.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Principal Occupation During the Past 5 Years	Other Public Company Board Memberships During Past 5 Years	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Term of Office(2) and Length of Time Served(3)
[To be Provided]

____________________

(1)	The address for each Director is 200 Park Avenue, New York, New York 10166.

(2)
Beginning with the first annual meeting of shareholders of the Fund held after the initial public offering of the Fund's Common Shares, the Board shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board for a term expiring at the next succeeding annual meeting of shareholders, Directors of Class II shall be elected to the Board for a term expiring at the second succeeding annual meeting of shareholders and Directors of Class III shall be elected to the Board for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Dreyfus Family of Funds.

Each Director has been a Director of the Fund since its inception.  Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors.  [TO BE FILED BY AMENDMENT]

Share Ownership

The table below indicates the dollar range of each Director's ownership of shares of funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2013.  As the Fund had not commenced offering its shares prior to the date of this SAI, no Common Shares of the Fund were owned by any Directors.

Name of Director	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member

[TO BE PROVIDED]

As of the date of this SAI, none of the Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

Compensation of Directors

Annual retainer fees and meeting attendance fees are allocated among funds in the Dreyfus Family of Funds, including the Fund, with the same Directors on the basis of net assets, with the Chairman of the Boards,              , receiving an additional 25% of such compensation.  The Fund reimburses Directors for their expenses.  The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The aggregate amount of compensation estimated to be paid to each Director by the Fund for the fiscal year ending October 31, 2015, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses next to each Director's total compensation) for the year ended December 31, 2013, were as follows:

Name of Director	Aggregate Estimated Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Director(**)

[TO BE PROVIDED]

——————

*	Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Board and expenses reimbursed to Directors for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the Dreyfus Family of Funds, including the Fund, for which the Director served in 2013.

Board's Role in Fund Governance

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Dreyfus and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of Dreyfus and its affiliates, service providers, including Dreyfus' Chief Investment Officer (or a senior representative of his office), the Fund's and Dreyfus' Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus ("Independent Directors")) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation, credit, investment research and securities lending.  As warranted, the Board also receives informational reports from the Board's independent legal counsel regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, Dreyfus and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Directors be Independent Directors and as such are not affiliated with Dreyfus.  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  [Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors.]  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that Dreyfus and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of Dreyfus and its affiliates; and (iii) the Board's oversight role in management of the Fund.

Additional Information about the Board and its Committees

The Fund's Board of Directors has standing Audit, Nominating and Compensation Committees, each comprised of its Independent Directors.  The functions of the Audit Committee are (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Nominating Committee is responsible for selecting and nominating persons as Directors for election or appointment by the Board and for election by Common Shareholders (and Preferred Shareholders, if any).  In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in its charter.  The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York  10166, which include information regarding the recommended nominee as specified in the Nominating Committee's charter.  The function of the Compensation Committee is to establish appropriate compensation for serving on the Board.  The Board also has a standing Pricing Committee comprised of any one Director; the function of the Pricing Committee is to assist in valuing Fund investments.

Officers of the Fund

BRADLEY J. SKAPYAK, President since September 2014.  Chief Operating Officer and a director of Dreyfus since June 2009; from April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of Dreyfus.  He is an officer of 69 investment companies (comprised of 142 portfolios) managed by Dreyfus.  He is 55 years old and has been an employee of Dreyfus since February 1988.

JAMES WINDELS, Treasurer since September 2014.  Director – Mutual Fund Accounting of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 56 years old and has been an employee of Dreyfus since April 1985.

JOHN PAK, Chief Legal Officer since September 2014.  Deputy General Counsel, Investment Management, of BNY Mellon since August 2014 and Chief Legal Officer of Dreyfus since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal.  He is an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 46 years old and has been an employee of Dreyfus since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since September 2014.  Assistant General Counsel of BNY Mellon and an officer of 70 investment companies (comprised of 167 investment portfolios) managed by Dreyfus.  She is 51 years old and has been an employee of Dreyfus since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since September 2014.  Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  She is 40 years old and has been an employee of Dreyfus since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since September 2014.  Managing Counsel of BNY Mellon and Secretary of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 48 years old and has been an employee of Dreyfus since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since September 2014.  Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  She is 59 years old and has been an employee of Dreyfus since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since September 2014.  Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 53 years old and has been an employee of Dreyfus since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since September 2014.  Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 50 years old and has been an employee of Dreyfus since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since September 2014.  Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management.  She is an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  She is 39 years old and has been an employee of Dreyfus since March 2013.

JEFF S. PRUSNOFSKY, Vice President and Assistant Secretary since September 2014.  Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 49 years old and has been an employee of Dreyfus since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since September 2014.  Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 55 years old and has been an employee of Dreyfus since September 1982.

GAVIN C. REILLY, Assistant Treasurer since September 2014.  Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 46 years old and has been an employee of Dreyfus since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since September 2014.  Senior Accounting Manager – Fixed Income Funds of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 50 years old and has been an employee of Dreyfus since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since September 2014.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2014.  Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 70 investment companies (comprised of 167 portfolios) managed by Dreyfus.  He is 47 years old and has been an employee of Dreyfus since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2014.  Chief Compliance Officer of Dreyfus and the Dreyfus Family of Funds (70 investment companies, comprised of 167 portfolios). He is 57 years old and has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

MANAGEMENT ARRANGEMENTS

Investment Adviser

Dreyfus serves as the Fund's investment adviser.  Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon").  Founded in 1947, Dreyfus manages approximately $248 billion in 171 mutual fund portfolios as of         .  Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.

Under its Investment Advisory Agreement with the Fund (the "Advisory Agreement"), Dreyfus furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Fund's Board of Directors.  Dreyfus is responsible for the overall management of the Fund's portfolio.  Dreyfus also maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  Dreyfus also performs certain other administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund.  Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of Dreyfus.

After its initial term, the Advisory Agreement will continue from year to year provided that it is approved by (i) the Fund's Board of Directors or (ii) holders of a "majority of the outstanding" (as defined in the 1940 Act) Common Shares and Preferred Shares, if any, provided that in either event the continuance also is approved by a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by: (i) the Fund's Board of Directors or vote of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, on 60 days' notice to Dreyfus, or (ii) Dreyfus on not less than 90 days' notice to the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services under the Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of       % of the average daily value of the Fund's Managed Assets.  "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to effective leverage (i.e., any structural leverage and portfolio leverage used by the Fund), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.

In addition to the monthly investment advisory fee, the Fund pays all other expenses incurred in the operation of the Fund, including, without limitation the following:  (i) organizational and offering expenses; (ii) taxes and interest; (iii) brokerage fees and commissions, if any, and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iv) loan commitment fees; (v) interest and distributions paid on securities sold short; (vi) fees of Directors who are not "interested persons" or "affiliated persons" (as defined in the 1940 Act) of the Fund or Dreyfus; (vii) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (viii) fees and expenses related to the registration and listing the Fund's shares on any securities exchange; (ix) expenses related to the Fund's use of leverage, if any; (x) rating agency fees; (xi) advisory fees; (xii) charges of custodians; (xiii) charges of transfer, dividend disbursing and dividend reinvestment plan agents; (xiv) certain insurance premiums; (xv) industry association fees; (xvi) outside auditing and legal expenses; (xvii) costs of independent pricing services; (xviii) costs of maintaining the Fund's existence; (xix) expenses of repurchasing shares; (xx) the Fund's allocable portion of the costs of the Fund's chief compliance officer and staff; (xxi) costs of preparing, printing and distributing shareholders reports, notices, proxy statements and reports to governmental agencies; (xxii) costs of shareholders' meetings; and (xxiii) any extraordinary expenses.

If the Fund utilizes leverage, the fees paid to Dreyfus for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's Managed Assets.  The Fund's investment management fee and other expenses are paid only by the Common Shareholders and not by holders of the Preferred Shares, if any.

The basis for the Fund's Board of Directors initial approval of the Advisory Agreement will be provided in the Fund's initial report to Common Shareholders.  The basis for subsequent continuations of that agreement will be provided in annual or semi-annual reports to Common Shareholders for the periods during which such continuation occurs.

Portfolio Managers

TMT Equity Strategy.  Investment decisions for the Fund pursuant to the TMT Equity Strategy are made by members of TBCAM's global research team.  The Fund's primary portfolio managers who are jointly and primarily responsible for managing the Fund's assets allocated to the TMT Equity Strategy are Matthew D. Griffin, CFA, Barry Mills, CFA, Erik A. Swords, Justin R. Sumner, CFA and Raymond S. Bowers, III, CFA.  In addition to managing the Fund's TMT Equity Strategy, the members of the TBCAM team also are responsible for managing the Fund's short positions and its option writing strategy.  Mr. Griffin is responsible for allocating and reallocating the Fund's assets between the Fund's TMT Equity Strategy and TMT High Yield Strategy.  Each team member has managed the Fund's assets since inception.

Mr. Griffin is a Managing Director of TBCAM and the lead Portfolio Manager for TBCAM's Core Research Technology Sector Equity, Global TMT Alpha Opportunities Equity and Global Research Long/Short Sector Equity strategies.  He also serves as a Global Research Analyst, primarily covering the networking, wireless and telecommunications industries.  He has been employed by TBCAM since 2006.  Mr. Mills is a Director of TBCAM and a Portfolio Manager for TBCAM's Core Research Technology Sector Equity and Global TMT Alpha Opportunities Equity strategies and a Global Research Analyst, primarily covering the semiconductors, hardware and consumer electronics industries.  He has been employed by TBCAM since 2005.  Mr. Swords is a Director of TBCAM and a Portfolio Manager for TBCAM's Core Research Technology Sector Equity strategy and a Global Research Analyst, primarily covering the software and IT services industries.  He has been employed by TBCAM since 2005.  Mr. Sumner is a Director of TBCAM and a Research Analyst on TBCAM's Global Research Team, covering global technology sectors.  He has been employed by TBCAM since 2007.  Mr. Bowers is a Director of TBCAM and a Portfolio Manager of the Global Consumer Alpha Opportunities Equity and Global Long/Short Sector Equity strategies.  He also serves as a Research Analyst on TBCAM's Global Research Team, covering the media, entertainment, leisure and automotive sectors.

Messrs. Griffin, Mills, Swords, Sumner and Bowers are supported by Brian Blongastainer, CFA, Michelle Y. Chan, CFA and W. Charles Cook, CFA.  Mr. Blongastainer is a Senior Associate and a Junior Research Analyst on TBCAM's Global Research Team, covering the European consumer discretionary sector.  Before joining TBCAM in 2011, he worked at Fidelity Investments, serving in multiple roles in the retail and institutional asset-management divisions.  Ms. Chan is a Director and a Senior Research Analyst on TBCAM's Global Research Team, covering Asian companies, excluding Japan, with a focus on financials, natural resources and technology.  She joined TBCAM in 2001.  Mr. Cook is a Director and Portfolio Strategist for TBCAM and analyzes the derivative strategies for TBCAM's Large Cap Value Team.  Before joining TBCAM in 2013, Mr. Cook spent 21 years at Standish Mellon Asset Management LCC ("Standish"), an affiliate of Dreyfus, where he served as Senior Global Strategist and as Director of Global/International Fixed Income.  He also chaired the Derivatives Committee at Standish.

TMT High Yield Strategy.  Investment decisions for the Fund pursuant to the TMT High Yield Strategy are made by Chris Barris, Kevin Cronk and Josephine Shin, the Fund's primary portfolio managers who are jointly and primarily responsible for managing the Fund's assets allocated to the TMT High Yield Strategy.  Each of Messrs. Barris and Cronk and Ms. Shin has managed the Fund's assets since inception.

Mr. Barris is a Managing Director and Global Head of High Yield at Alcentra. He is a Senior Portfolio Manager responsible for managing Alcentra's U.S. and global high yield portfolios and also is a Senior Member of Alcentra's U.S. Investment Committee.  Mr. Cronk is a Senior Vice President and Head of U.S. Credit Research at Alcentra.  He is a Member of Alcentra's U.S. Investment Committee.  Ms. Shin is a Senior Vice President, U.S. High Yield Portfolio Manager and Senior Investment Analyst at Alcentra.  She is a Member of Alcentra's Credit Investment Committee.  Messrs. Barris and Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with the high yield business of Standish.  Mr. Barris joined Standish in 2005.  Mr. Cronk joined Standish in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager.  Ms. Shin joined Alcentra in March 2009.

Messrs. Barris and Cronk and Ms. Shin are supported by Bill Lemberg, Frank Longobardi and Edward Vietor.  Mr. Lemberg is a Managing Director and Head of U.S. Loans at Alcentra.  He is the Senior Portfolio Manager for, and head of, Alcentra's U.S. Loan platform and a Senior Member of Alcentra's U.S. Investment Committee.  Mr. Lemberg joined Alcentra in July 2008.  Mr. Longobardi is a Senior Vice President, Senior Analyst and Portfolio Manager at Alcentra.  He functions on Alcentra's U.S. credit team and also is a member of Alcentra's U.S. Investment Committee.  Mr. Longobardi joined Alcentra in May 2003.  Mr. Vietor is a Senior Vice President, Senior Analyst and Portfolio Manager at Alcentra.  He functions on Alcentra's U.S. credit team, covering the cable, media, and telecommunication sectors.  Mr. Vietor joined Alcentra in June 2008.

Each of the Fund's portfolio managers is a dual employee of Dreyfus and manages the Fund as an employee of Dreyfus.

Portfolio Manager Compensation

Alcentra and TBCAM are affiliates of Dreyfus that, along with Dreyfus, employ Fund portfolio managers who are dual employees of Dreyfus and such affiliate.  Alcentra and TBCAM provide the Fund with portfolio managers who are authorized by the Fund's Board of Directors to execute purchases and sales of securities.  Portfolio managers are compensated by the company that employs them, and are not compensated by the Fund.

The following provides information about the compensation policies for portfolio managers.

Alcentra.  Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

TBCAM.  TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients.  This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation.  The following factors encompass its investment professional awards program:  base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability.  Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability.  Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model:  an opportunity range based on the current level of business and an assessment of long-term business value.  A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

Share Ownership

The Fund is a newly organized investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

Management of Other Accounts

The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of September 30, 2014:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Matthew D. Griffin		$		$		$
Barry Mills
Erik A. Swords
Justin R. Sumner
Raymond S. Bowers, III
Chris Barris
Kevin Cronk
Josephine Shin

[None of the funds or accounts are subject to a performance-based advisory fee.]

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' or a portfolio manager's management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, such as deciding which securities to allocate to the Fund versus the performance-based fee account.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.  Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.  In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Other Accounts' investments in the issuer.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics

The Fund and Dreyfus each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund.  In that regard, portfolio managers and other investment personnel employed by Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee.  Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.  The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090), is available on the EDGAR Database on the Securities and Exchange Commission's web site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549-0102.

Custodian, Transfer Agent and Dividend Disbursing Agent

                                                   ,                                     (the "Custodian"), serves as custodian for the investments of the Fund. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Pursuant to a custody agreement applicable to the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

                                                 ,                                    (the "Transfer Agent"), is the Fund's transfer and dividend disbursing agent.  Pursuant to a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Common Shares is determined as of the close of trading on the floor of the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE.  To calculate net asset value, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

The Fund's equity securities, including option contracts (but not including investments in other open-end investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported net asset values each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of the Fund's debt securities and instruments, including loans, generally will be valued, to the extent possible, by one or more independent pricing services (the "Service") approved by the Fund's Board of Directors.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service's procedures are reviewed by the Fund officers under the general supervision of the Board of Directors.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the Board of Directors or a committee or other persons designated by the Board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any Fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts are valued using the forward rate obtained from a Service approved by the Board.  If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a Service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other registered investment companies to calculate their net asset values.  Foreign securities held by the Fund may trade on days that the Fund is not open for business.

Generally, OTC options and total return and credit default swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Board.  Fair value of investments may be determined by the Board of Directors or its pricing committee or the Fund's valuation committee using such information as it deems appropriate.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  The valuation of a security based on fair value procedures may differ from the prices used by other registered investment companies to calculate their net asset values.

PORTFOLIO TRANSACTIONS

Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the Fund.  The Fund is managed by dual employees of Dreyfus and either TBCAM or Alcentra, which are affiliates of Dreyfus (each, an "Affiliated Entity" and together, the "Affiliated Entities").  The Fund uses the research facilities, and is subject to the internal policies and procedures, of the Affiliated Entities and executes portfolio transactions through the trading desks of the Affiliated Entities (together, the "Trading Desk").

Trading the Funds' Portfolio Securities

Debt securities purchased and sold by the Fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a "spread."  Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable.  In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services.  The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following:  (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for the Fund are made independently from those for other funds or accounts managed by the portfolio managers.  Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the Fund as they believe are in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by Dreyfus and its Affiliated Entities.  Actions taken with respect to such other funds or accounts may adversely impact the Fund, and actions taken by the Fund may benefit Dreyfus or its Affiliated Entities or other funds or accounts advised by Dreyfus or an Affiliated Entity.  Funds and accounts managed by Dreyfus or an Affiliated Entity may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by the Fund's portfolio manager by virtue of the portfolio manager's position or other relationship with the Fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other funds and accounts advised by Dreyfus and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, the portfolio managers will make allocation decisions consistent with the interests of the Fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security.  Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Dreyfus or an Affiliated Entity may buy for the Fund securities of issuers in which other funds or accounts advised by Dreyfus or the Affiliated Entity may have, or are making, an investment in the same issuer that is subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Dreyfus or an Affiliated Entity relating to what actions are to be taken may raise conflicts of interests, and Dreyfus or the Affiliated Entity, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that the Fund invests in foreign securities, certain of the Fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

Dreyfus or an Affiliated Entity may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients.  Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the Fund to Dreyfus or an Affiliated Entity are reasonable and fair.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.  Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the Fund may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e).  Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity in its investment decision-making responsibilities, as contemplated under Section 28(e).  Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms.  Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies.  The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement).  Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use").  If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly.  The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars.  The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration.  Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided.  The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful.  Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client.  The Affiliated Entity may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit.  Further, research services and products may be useful to the Affiliated Entity in providing investment advice to any of the funds or other accounts it advises.  Information made available to the Affiliated Entity from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of the Fund.  Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity and fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

The Fund may participate in IPOs.  In deciding whether to purchase an IPO, the Fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase.  Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus.  The Affiliated Entity, when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis.  In the case of "hot" IPOs, where the Affiliated Entity only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity.  "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed.  The distribution of the partial allocation among funds and/or accounts will be based on relative net asset values.  Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs.  International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

SUMMARY OF THE FUND'S PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Board of the Fund has delegated to Dreyfus the authority to vote proxies of companies held in the Fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the Board has delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs.  Except as set forth in the "Summary of the Proxy Voting Policy, Procedures and Guidelines of the Dreyfus Family of Funds" (the "Proxy Voting Policy Summary") in Appendix B to this SAI, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee, applies BNY Mellon's Proxy Voting Guidelines, which are summarized in the Proxy Voting Policy Summary, when voting proxies on behalf of the Fund.  Similarly, ISS votes proxies that it is authorized to vote, including those delegated by the Board, in accordance with the ISS Global Voting Principles, which are summarized in the Proxy Voting Policy Summary.

Information regarding how the Fund's proxies were voted during the most recent 12-month period ended June 30th will be available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the Securities and Exchange Commission's website at http://www.sec.gov on the Fund's Form N-PX.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares.  Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of the Fund's Common Shares, which may include the repurchase of Common Shares in the open market, private transactions, the making of a tender offer for Common Shares at net asset value, or the conversion of the Fund to an open-end investment company.  The Fund's Board of Directors may not decide to take any of these actions.  During the pendency of a tender offer, the Fund will publish how Common Shareholders may readily ascertain the Fund's net asset value.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Fund may use the accumulation of cash to finance a repurchase of Common Shares or to make a tender offer.  Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Shares repurchases or tenders will reduce the Fund's income.  Any Common Shares repurchase, tender offer or Borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

Although the decision to take action in response to a discount from net asset value will be made by the Fund's Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Directors, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in delisting of the Common Shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of Common Shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase Common Shares; or (3) there is, in the Board's' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or a suspension of payment by U.S. banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by institutions, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased.  The Fund's Board of Directors may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below net asset value will result in an increase in the net asset value of those Common Shares that remain outstanding.  However, there can be no assurance that Common Share repurchases or tenders at or below net asset value will result in the Fund's Common Shares trading at a price equal to their net asset value.  Nevertheless, the fact that Common Shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its Common Shareholders and market considerations.  Based on those considerations, even if the Common Shares should trade at a discount, the Fund's Board of Directors may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

TAXATION

The following is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its Common Shareholders.  Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder (as defined below) and that you hold your Common Shares as a capital asset (generally, for investment).  This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

A U.S. Common Shareholder means a person that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.  Partnerships that hold Common Shares and partners in such a partnership should consult their tax advisers about the U.S. federal income tax considerations of the purchase, ownership and disposition of Common Shares.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes.

No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the Fund or its shareholders. Common Shareholders are urged to consult their own tax advisers for more detailed information concerning the tax implications of investments in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify each year for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, the Fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC.  However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test.  A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A).  Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test.  However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate Common Shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of Common Shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's Common Shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  The Fund's investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits, regardless of whether investors receive their distributions in cash or have them reinvested in additional Fund Common Shares.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares.  In general, the Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before the shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  If a shareholder buys shares of the Fund when the Fund has realized but not distributed income or capital gains, the shareholder will  be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution.  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the Fund may designate its retained amount as undistributed capital gains in a notice to its Common Shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the Fund on the gain and (iii) increase the tax basis for his or her Common Shares in the Fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the Fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below).  In order to be eligible for the preferential rate, the Common Shareholder in the Fund must have held his or her Common Shares in the Fund for at least 61 days during the 121-day period commencing 60 days before the Fund shares become ex-dividend.  Additional restrictions on a Common Shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate Common Shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the Fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by the Fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate Common Shareholder fails to satisfy the foregoing holding period and other requirements with respect to its Common Shares of the Fund or by application of the Code.

If the Fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a Common Shareholder's tax basis in his or her Common Shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a Common Shareholder's basis in his or her Common Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Common Shareholder of such Common Shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts.  The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale of Common Shares

A sale of the Fund's Common Shares will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Common Shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of the Fund's Common Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Common Shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of Common Shares will be disallowed if other substantially identical Common Shares of the Fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a shareholder recognizes a loss with respect to the Fund's Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Common Shareholders should consult their tax advisors to determine the applicability of the relevant regulations in light of their individual circumstances.

PFICs

The Fund may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes.  The Fund may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, the Fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the Fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the Fund receives any distribution from the QEF.  If the QEF incurs a loss for a taxable year, the loss will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The Fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass through" to its Common Shareholders the amount of foreign taxes paid or deemed paid by the Fund.  If the Fund so elects, each of its Common Shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each Common Shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual Common Shareholder who does not itemize deductions.  In certain circumstances, a Common Shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each Common Shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

Investments in options, futures contracts, forward contracts, swaps and derivatives, as well as other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

Participation in loans of securities may affect the amount, timing and character of distributions to Common Shareholders.  With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to Common Shareholders even if the Fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

Investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Fund to accrue and distribute income not yet received. Similarly, the Fund's investment in taxable payment-in-kind securities, if any, will give rise to income which is required to be distributed even though the Fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions to avoid fund-level taxation, the Fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation.  Interest payments generally are taxable when received or accrued.  The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, the Fund's investments in inflation-indexed Treasury securities may require the Fund to accrue and distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

The Fund may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues would be addressed by the Fund if it invests in such securities as part of the Fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Tax-Exempt Shareholders

Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt Common Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Common Shareholder could realize UBTI by virtue of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt Common Shareholder within the meaning of Section 514(b) of the Code. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

The Fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions paid to certain Common Shareholders who fail to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other Common Shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Tax Matters

Dividends, distributions and gains from the sale of Common Shares may be subject to state, local and foreign taxes.  Many states grant tax-free status to dividends paid to Common Shareholders from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund.  Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning.  Purchasers of Common Shares should consult their own tax advisors as to the tax consequences of investing in such Common Shares, including under state, local and other tax laws.  Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof.  Changes in applicable authority could materially affect the conclusions discussed above.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Fund.

                                            ,                                                 , an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.  The statement of assets and liabilities of the Fund as of                              included in this SAI has been so included in reliance on the report of                                    , given on the authority of said firm as experts in auditing and accounting.

DREYFUS TMT OPPORTUNITIES FUND, INC.

Statement of Assets and Liabilities

AS OF                           , 2014

FINANCIAL STATEMENT

ASSETS
Cash	$
Deferred Asset (Deferred Organization and Offering Costs) - Note A	$____________
Total Assets	$

LIABILITIES
Organization and Offering Costs Payable - Note A	$____________
NET ASSETS	$

CAPITAL
Common Stock, 250,000,000 shares authorized, par value $0.001 per share; shares issued and outstanding - Note A	$
Paid in Capital in excess of par	$
Total Capital-Equivalent of $ net asset value per share of Common Stock	$

See Notes to Statement of Assets and Liabilities

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note A-Organization:

Dreyfus TMT Opportunities Fund, Inc. (the "Fund") was organized as a Maryland Corporation on September 3, 2014, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund had no operations to date, other than organizational matters and the sale to                   , a wholly owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon") and an affiliate of The Dreyfus Corporation (the "Adviser"), of   shares of Common Stock on            2014.

The Fund intends to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

Costs incurred in connection with the Fund's organization will be paid directly by the Adviser and are not subject to reimbursement by the Fund.  Offering costs not paid by the Adviser will be charged to paid in-capital.  The Adviser has agreed to (1) directly pay all organization expenses of the Fund and (2) pay the amount by which the Fund's offering costs exceed $      per share.  Total offering costs are estimated to amount to $        , of which the Manager will pay $         .

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions.  Actual results could differ from those estimates.

Note B-Advisory Agreement and Custody Agreement

The Dreyfus Corporation, a wholly-owned subsidiary of BNY Mellon, is the Fund's investment adviser.

For its services under the Advisory Agreement, the Fund has agreed to pay Dreyfus a monthly investment advisory fee computed at the annual rate of          % of the average daily value of the Fund's Managed Assets.  "Managed Assets" of the Fund means the total assets of the Fund, including any assets attributable to effective leverage (i.e., any structural leverage and portfolio leverage used by the Fund), minus the Fund's accrued liabilities, other than any liabilities or obligations attributable to effective leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings from banks or other financial institutions or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies and/or (iv) any other means, all as determined in accordance with generally accepted accounting principles.

                                           ,                                        , serves as the custodian of the Fund pursuant to a custody agreement and receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of Dreyfus TMT Opportunities Fund, Inc.:

[TO BE FILED BY AMENDMENT]

PRIVACY POLICY

Dreyfus TMT Opportunities Fund, Inc.

Protecting Your Privacy

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their roles in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

•	Information we receive from you, such as your name, address, and social security number.

•	Information about your transactions with us, such as the purchase or sale of Fund shares.

•	Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, UNLESS NECESSARY TO PROCESS A TRANSACTION, SERVICE AN ACCOUNT, OR AS OTHERWISE PERMITTED BY LAW.

APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch").

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1           Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2           Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3           Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP           Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1                      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2                      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3                      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG           This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations—Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality:  "AAA" ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative:  "B" ratings indicate that material credit risk is present.

Substantial credit risk:  "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk:  "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics.  This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note:  The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations—Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default.  These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality:  "AAA" ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality:  "AA" ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

High credit quality:  "A" ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality:  "BBB" ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative:  "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative:  "B" ratings indicate that material default risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk:  "CCC" indicates that default is a real possibility.

Very high levels of credit risk:  "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk:  "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default.  Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except for proxies of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, the "Designated BHCs"), for which the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the authority to vote proxies of such Designated BHCs.  Except as described below, Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies BNY Mellon's Proxy Voting Guidelines, which are summarized below (the "Voting Guidelines"), when voting proxies on behalf of a fund.  Similarly ISS votes proxies that it is authorized to vote, including those delegated by the boards, in accordance with the ISS Global Voting Principles (the "ISS Principles"), which are summarized below.

BNY Mellon and its direct and indirect subsidiaries (collectively, "BNYM"), including Dreyfus, are subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA").  Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any BHC without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA.  (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

A security will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNY Mellon Entities' aggregate ownership, control and voting discretion with respect to the security reaches a level that could risk a violation of BHCA Rules.  If such aggregate levels decrease to a point that BNY Mellon deems appropriate to remain in compliance with BHCA Rules, the security will no longer be a Designated BHC and Dreyfus will be redelegated sole voting authority over the security.  Management of the funds anticipates that ISS will have proxy voting authority over the voting securities of a limited number of Designated BHCs.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest between the funds and fund shareholders, on the one hand, and Dreyfus, the fund's principal underwriter, or any affiliated person of the fund, Dreyfus or the fund's principal underwriter, on the other, through its participation in the Proxy Voting Committee.  The Proxy Voting Committee applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors.  To avoid any appearance of a conflict, Dreyfus engages a third party as an independent fiduciary (generally ISS) to vote all proxies with respect to securities issued by BNY Mellon and all proxies with respect to shares of funds sponsored by Dreyfus or another BNY Mellon affiliate (including proxies with respect to shares issued by funds in the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers if deemed appropriate in its discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the Proxy Voting Committee's written guidelines in effect from time to time.  The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the Proxy Voting Committee's policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Voting Committee, if the applicable guidelines so require.  Proposals for which a guideline has not yet been established, such as, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Proxy Voting Committee for discussion and vote.  Additionally, the Proxy Voting Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information.  The Proxy Voting Committee will also consider specific interests and issues raised by Dreyfus on behalf of a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of the fund.

With regard to voting proxies with respect to shares of non-US companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.  The Proxy Voting Committee seeks to vote proxies of non-U.S. companies through the application of the ISS Principles, which the Proxy Voting Committee has adopted because of ISS's expertise in proxy voting matters of the various non-U.S. markets.  However, corporate governance practices, disclosure requirements and voting operations vary significantly among these markets.  In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the Voting Guidelines, while taking into account the different legal and regulatory requirements.

Although proxies in respect of securities held by the Dreyfus Socially Responsible Growth Fund, Inc. or The Dreyfus Third Century Fund, Inc. (each a "Socially Responsible Fund") typically are voted in accordance with BNY Mellon's Proxy Voting Guidelines, proxies pertaining to the social investment criteria of the Socially Responsible Funds are voted by the funds' portfolio managers.  The Socially Responsible Funds' social investment criteria are used to determine whether a company enhances the quality of life in America by considering its record in the areas of:

•	protection and improvement of the environment and the proper use of our natural resources
•	occupational health and safety
•	consumer protection and product purity
•	equal employment opportunity

Summary of BNY Mellon's Proxy Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries, must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders ("Voting Guidelines").  Viewed broadly, the Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

•	The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

•	To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

•	To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

•	To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients.  These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process.  The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.      Boards and Directors

A.      Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i)      Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors.  However, the Proxy Voting Committee generally votes to WITHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii)      Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii)	Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined, (2) a material weakness is disclosed and not remediated timely, or (3) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv)	Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership.  In exceptional cases, such as severe governance concerns or when a Proxy Advisor recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis.  If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support.

B.	Board Governance

i)	Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors.  The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii)	Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson.  Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii)	Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders.  However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv)	Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote.  As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting.  The same practice is applied to proposals mandating the removal of a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v)	Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO.  However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed; but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed.  When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2.	Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company.  The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion.  The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3.	Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A.	Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill."  Further, a WITHHOLD support vote on the election of directors will follow the adoption or renewal of a poison pill without shareholder approval.

B.	Non-net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause.  The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C.	Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders.  As such, we generally support proposals that uphold these rights.  More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).  However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D.	Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent.  The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4.	Capital Structure, Mergers, Sales and Transactions

A.	Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization.  In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B.	Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i)	The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii)
The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing.  The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C.	Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters.  The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

D.	Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock.  When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5.	Corporate Governance

A.	Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B.	Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights.  If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C.	Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company.  However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D.	Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6.	Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7.	Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis.  Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal.  The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8.	Compensation and Benefits

A.	Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass our shareholder value transfer model and burn rate model and prohibit share re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, are silent on share re-pricing and the company has no history of re-pricing,(3) use section 162(m) rules for plan administration by independent directors, or (4) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail our shareholder value transfer model or burn rate model, and allow for option exchange or re-pricing without shareholder approval, (2) pass our shareholder value transfer model and burn rate model, but permit accelerated vesting without consummation of a change-in-control transaction, or (3) serve as a vehicle to perpetuate a disconnect between pay and performance or favors executive officers whose pay is already significantly higher than peers.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that:

i)
pass our shareholder value transfer model and either (1) fail our burn rate model, (2) the plan is "silent" on re-pricing and the company has a history of the practice, or (3) a Proxy Advisor recommends an "against" vote; or

ii)
fail our shareholder value transfer model but the plan (1) is required to complete a transaction supported by the Proxy Voting Committee or (2) includes details regarding extenuating business circumstances.

B.	Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay.  However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C.	Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable.  The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy Voting Committee generally votes AGAINST the management proposal.

D.	Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract.  Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements.  As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E.	Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F.	Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year and/or 25% of stock awarded.  Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year and 75% of stock awarded.

For those proposals for which the Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Proxy Voting by ISS

ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds.  Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Summary of the ISS Guidelines1

______________________________
1 Excerpted from ISS materials

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies.  The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability.  Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses.  In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote.  In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship.  A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation.  Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence.  Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders.  Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency.  Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada.  Key voting policy guidelines address the following:

1.
The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.
The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent).  Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the Canadian market, where ISS generally supports independent board leadership.  (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.
The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.	The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil.  ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees.  As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice.  As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment.  Majority-independent boards remain very rare across the region.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting.  While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying independence requirements.  The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee.  This is because the Securities and Exchange Commission grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees.  Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada.  Key voting policy guidelines address the following:

1.
Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards.  Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2.
Reasonable alignment of pay and performance among top executives.  U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests.  Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period.  The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3.
Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

Under U.S. policy, a "liberal" change in control ("CIC") provision that could result in executives receiving windfall compensation even if a CIC does not ultimately occur also would be deemed problematic.  Additionally, the board committee responsible for administering a U.S. program should be comprised solely of independent directors.  Any of these factors may lead to a negative recommendation.

Under Canadian policy, in addition to the SVT and burn-rate evaluation noted above, equity plans also may receive a negative recommendation due to: i) discretionary or inadequately limited participation by outside directors; ii) insufficient limits on the board's ability to amend the plan's amendment provisions without shareholder approval; and/or iii) the completion of an option repricing within the past three years.  Other factors which may be considered include share dilution represented by the plan.

Americas Regional and Brazil.  In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals.  In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay.  The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information.  Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive.  Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan.  If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada.  U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP").  Canadian issuers report under International Financial Reporting Standards ("IFRS").  In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots.  In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent – i.e., should not have any financial interests, including excessive fees from the company for non-audit services – that could compromise their independence.  ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees.  Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil.  Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors.  Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate.  Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S.  Shareholder rights and takeover defenses in the U.S. are driven largely by state law.  Within that framework, ISS policy is designed to ensure the ability of shareholders to:

•	Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;
•	Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;
•	Call special meetings and act by written consent, within reasonable parameters;
•	Submit shareholder proposals subject to reasonable "advance notice" requirements.

Canada.  Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules.  In this context, ISS policy undertakes to:

•
Evaluate and approve shareholder rights plans ("poison pills") where the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

•
Review "advance notice requirements" or other policies such that all shareholders are provided with sufficient time and disclosure to make informed decisions within a transparent, structured and fair director nomination process;

•
Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and directors' meetings;

•	Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil.  The voting rights of international institutional investors are often limited in Latin America.  Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals.  With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares.  Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent.  The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S.  In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies.  Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare, and numerous environmental and "sustainability" topics.  ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company.  The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

•	Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;
•	To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;
•	Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;
•	How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and
•
If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada.  ISS generally supports company proposals to repurchase shares or to undertake other actions deemed not to arbitrarily diminish or dilute shareholder value or voting interests.  Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare.  Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil.  Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries.  Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).
ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

•	Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.
•
Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation.  However, even European Union legislation can vary widely in its implementation across member states.

•
The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account.  Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

•
Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines.  Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

•	Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).
•
Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers.  It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

•
The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law.  This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

•	Covers South Africa only
•	Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

•	Covers Russia and Kazakhstan only.
•	Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

ISS EMEA Regional Policy:

•	Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.
•
The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Israel, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

•
Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

•
For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan.  In Japan, there is no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board).  Currently, nearly 40 percent of Japanese companies still do not have any outside directors, and accordingly, ISS does not recommend a vote against outside directors merely for a lack of independence because this could have the effect of actually increasing management domination of the board.  A nominee who is voted down may not be replaced, and the board may end up losing one outsider.  However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors.

Hong Kong.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.  ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence.

Korea.  Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee.  Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders.  Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board.

China.  Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional.  When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan.  The nomination system is mandatory only for the election of independent directors in Taiwan.  Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting.  The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting.  This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team.  ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system.  These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors.

India.  ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees.  In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year.  Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia.  A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia.  In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders.  It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees.  Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies.  As in many developed markets, diversity has come to the fore in recent years.  Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company.  With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected.  Best practice supports majority independent boards, with an independent chairman.  In addition, the roles of chairman and CEO should not be combined.  ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan.  Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote.  Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders.  However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation.  Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong.  In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea.  In Korea, companies annually seek shareholder approval to set the remuneration cap for directors.  These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed.  ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore.  In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval.  ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price.  However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.  Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China.  Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes.  Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations.  When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan.  Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012.  The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge.  ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India.  Currently, ISS does not have market-specific policies on compensation.  However, shareholders are often asked to approve commissions for non-executive directors.  Companies also routinely seek shareholder approval for compensation packages of executive directors.  ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees.  ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia.  Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running.  In addition, investors can vote on individual long-term incentive grants.  In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award.  Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period.  As with other elements of company practice, guidelines in the market exist with regard to remuneration.  ISS looks for a strong link between the level of pay received and company performance.  In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan.  Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore, and India.  In Hong Kong, Singapore, and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees.  Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent.  While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm.

Korea and Taiwan.  The appointment of the external auditor is not an item that requires shareholder review.

China.  While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market.  As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia.  Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed.  ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan.  ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense.  Those conditions are composed of five components; 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure.  Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place.  Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

Hong Kong, Singapore, Taiwan and India.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea.  Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose.  ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China.  The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006.  The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover.  However, what can be done before the event is not regulated.  As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association.  One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors.  ISS generally recommends voting against such restrictive articles.

Australia.  Poison pills and dual-class shares with different voting rights are not allowed.  If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Environmental & Social Issue Shareholder Proposals

Japan.  In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis.  Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action.  If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision.  While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries.  Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination.  For this reason, ISS focuses on the financial aspects of social and environmental proposals.  If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution.  Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India.  Shareholder proposals on environmental and social issues are not common in these markets.  ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea.  Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia.  Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors.  ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia.  For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, conflicts of interest and governance.

Korea.  The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company.  For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

PART C

OTHER INFORMATION

Item 25.                      Financial Statements and Exhibits

1)           Financial Statements

Part A—None
Part B—Report of Independent Registered Public Accounting Firm**
Statement of Assets and Liabilities**

2)           Exhibits

(a)	Articles of Incorporation*
(b)	Bylaws*
(c)	Not applicable
(d)(i)	Form of specimen share certificate**
(d)(ii)	The rights of security holders are defined in the Registrant's Articles of Incorporation (Articles FIFTH, SEVENTH and EIGHTH) and the Registrant's Bylaws (Articles II and VI).
(e)	Form of Dividend Reinvestment Plan**
(f)	Not applicable
(g)	Form of Investment Advisory Agreement**
(h)	Form of Underwriting Agreement**
(i)	Not applicable
(j)	Form of Custodian Agreement**
(k)	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement**
(l)(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP**
(l)(ii)	Opinion and Consent of Maryland Counsel**
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm**
(o)	Not applicable
(p)	Form of Investment Representation Letter**
(q)	Not applicable
(r)	Code of Ethics of the Fund and the Investment Adviser**
(s)	Power of Attorney**
___________________________
*      Filed herewith.
**      To be filed by amendment.

Item 26.                      Marketing Arrangements

See Exhibit 2(h).

Item 27.                      Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with the offer described in this Registration Statement:

SEC registration fees	$ ________
New York Stock Exchange fees*	$ ________
Printing and engraving expenses*	$ ________
Auditing fees and expenses*	$ ________
Legal fees and expenses*	$ ________
FINRA fees*	$ ________
Miscellaneous*	$ ________
Total*	$ ________
___________________
*  Estimated.

Item 28.                      Persons Controlled by or under Common Control with Registrant

None.

Item 29.                      Number of Holders of Securities

Title of Class	Number of Record Holders

Common Shares, par value $.001 per share	[ ]

Item 30.                      Indemnification

The Registrant's charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant.  The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys' fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant.  These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office.  Reference is hereby made to the following:  Article NINTH of the Registrant's Articles of Incorporation and Article VIII of the Registrant's Bylaws.

The Registrant has agreed to indemnify the Underwriters of the Registrant's common shares to the extent set forth in Exhibit 2(h).

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.  If a claim for indemnification against such liabilities under the Securities Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.             Business and other Connections of Investment Adviser

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.

The following is a list of the directors and officers of Dreyfus.

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	BNY Mellon Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ††††	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ††††††	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Andrew Provencher Director	MBSC Securities Corporation++	Executive Vice President Director	7/13 - Present 7/13 - Present

	Gold Bullion International New York, NY	Director of Business Development	11/11 - 6/13

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present

	The Bank of New York Mellon***	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director	5/11 - Present 5/10 - Present

Cynthia Fryer Steer Director	None

Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon ***	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Christopher O'Connor Chief Administrative Officer	MBSC Securities Corporation++	Executive Vice President Senior Vice President	12/11 – Present 5/06 – 12/11

John Pak Chief Legal Officer	Deutsche Bank 60 Wall Street New York, NY 10005	Managing Director	3/05 - 7/12

	Deutsche Investment Management Americas, Inc. 345 Park Avenue New York, NY 10154	Chief Legal Officer	3/05 - 7/12

Charles Doumar Vice President – Tax	Asset Recovery II, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	9/13 – Present

	Asset Recovery XIII, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/13 – Present

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/13 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/13 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware#	Assistant Treasurer	11/13 – Present

	IVY Asset Management LLC+	Assistant Treasurer	9/13 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/13 – Present

	MUNB Loan Holdings, LLC***	Assistant Treasurer	10/13 – Present

	484Wall Capital Management LLC ***	Assistant Treasurer – Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer – Tax	7/13 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer – Tax	7/13 – Present

	Allomon Corporation †	Assistant Treasurer – Tax	5/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer – Tax	8/13 – Present

	APT Holdings Corporation #	Assistant Treasurer – Tax	11/13 – Present

	AURORA-IRE, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	B.I.E. Corporation +	Assistant Treasurer – Tax	12/13 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer – Tax	4/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer – Tax	9/13 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer – Tax	3/13 – Present

	BNY Cargo Holdings LLC***	Assistant Treasurer – Tax	7/13 – Present

	BNY Catair LLC †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Gator LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing I Corp. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Housing II LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer – Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ±±±±±	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer – Tax	8/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer – Tax	3/13 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer – Tax	5/13 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Rail Maintenance LLC ***	Assistant Treasurer – Tax	7/13 – Present

	BNY Recap I, LLC #	Assistant Treasurer – Tax	9/13 – Present

	BNY Salvage Inc. ***	Assistant Treasurer – Tax	3/13 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNY Wings, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer – Tax	6/13 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer – Tax	4/13 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer – Tax	7/13 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer – Tax	12/13 – Present

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer – Tax	5/13 – Present

	IRE-1, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-AC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-BC, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	IRE-SB, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	ITCMED, Inc. ***	Assistant Treasurer – Tax	6/13 – Present

	JRHC 1998A LLC ####	Assistant Treasurer – Tax	12/13 – Present

	Lease Equities (Texas) Corporation #####	Assistant Treasurer – Tax	7/13 – Present

	Madison Pershing LLC ###	Assistant Treasurer – Tax	6/13 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer – Tax	8/13 – Present

	MBC Investments Corporation #	Assistant Treasurer – Tax	11/13 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer – Tax	9/13 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer – Tax	9/13 – Present

	Mellon Financial Services Corporation #1+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Financial Services Corporation #4+	Assistant Treasurer – Tax	9/13 – Present

	Mellon Leasing Corporation+	Assistant Treasurer – Tax	7/13 – Present

	Mellon Life Insurance Company+	Assistant Treasurer – Tax	10/13 – Present

	Mellon Properties Company****	Assistant Treasurer – Tax	8/13 – Present

	National Residential Assets Corp.***	Assistant Treasurer – Tax	4/13 – Present

	New GSM Holding Corporation ±±±±	Assistant Treasurer – Tax	7/13 – Present

	Northern Waterworks, Inc. †††	Assistant Treasurer – Tax	7/13 – Present

	One Wall Street Corporation ***	Assistant Treasurer – Tax	11/13 – Present

	Pareto New York LLC++	Assistant Treasurer – Tax	11/13 – Present

	PAS Holdings LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Group LLC ###	Assistant Treasurer – Tax	6/13 – Present

	Pershing Investments LLC ***	Assistant Treasurer – Tax	6/13 – Present

	Pershing LLC ###	Assistant Treasurer – Tax	7/13 – Present

	TBC Securities Co., Inc.*	Assistant Treasurer – Tax	6/13 – Present

	TBCAM, LLC *	Assistant Treasurer – Tax	10/13 – Present

	Technology Services Group, Inc. ±±±±±	Assistant Treasurer – Tax	9/13 – Present

	Tennessee Processing Center LLC ±±±±±	Assistant Treasurer – Tax	9/13 – Present

	The Bank of New York Consumer Leasing Corporation***	Assistant Treasurer – Tax	7/13 – Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer – Tax	8/13 – Present

	USPLP, Inc. ***	Assistant Treasurer – Tax	10/13 – Present

	MBNA Institutional PA Services LLC +	Treasurer	7/13 – Present

	MBNA PW PA Services LLC +	Treasurer	7/13 – Present

	Stanwich Insurance Agency, Inc. ***	Treasurer	12/13 – Present

	BNY Aurora Holding Corp. ***	Vice President	11/13 – Present

	Agency Brokerage Holding LLC***	Vice President – Tax	6/13 – Present

	BNY Community Development Enterprises Corp. ***	Vice President – Tax	4/13 – Present

	Asset Recovery I, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery VI, LLC ***	Assistant Treasurer	9/13 - 11/13

	Asset Recovery XII, LLC ***	Assistant Treasurer	3/13 - 11/13

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon ***	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

Tracy A. Hopkins Vice President - Cash Strategies	MBSC Securities Corporation++	Senior Vice President	2/08 - Present

Anthony Mayo Vice President – Information Systems	None

Kathleen Geis Vice President	BNY Mellon, National Association+	Managing Director	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	Eagle Investment Systems LLC ±±±±	Vice President - Real Estate	7/11 - Present

	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 - Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present

	Technology Services Group, Inc. ±±±±±	Vice President - Real Estate	7/11 - Present

	Tennessee Processing Center LLC ±±±±±	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC ±±±±±	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Managing Director	7/09 - Present

	MBNA Institutional PA Services, LLC+	Managing Director	7/09 – Present

Claudine Orloski Vice President – Tax	Dreyfus Service Organization++	Vice President – Tax	8/14 – Present

	MBSC Securities Corporation++	Vice President – Tax	2/12 - Present

	Asset Recovery II, LLC***	Assistant Treasurer	9/11 - Present

	Asset Recovery III, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IV, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery IX, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery V, LLC ***	Assistant Treasurer	9/11 – Present

	Asset Recovery VII, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery X, LLC ***	Assistant Treasurer	2/11 – Present

	Asset Recovery XIII, LLC***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XIX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XV, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XVI, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XVII, LLC ***	Assistant Treasurer	3/11 – Present

	Asset Recovery XVIII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XX, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXI, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXII, LLC ***	Assistant Treasurer	7/11 – Present

	Asset Recovery XXIII, LLC ***	Assistant Treasurer	7/11 – Present

	BNY Mellon Investments CTA, LLC *	Assistant Treasurer	9/13 – Present

	BNY Mellon Trust of Delaware #	Assistant Treasurer	11/11 – Present

	Mellon Hedge Advisors, LLC *	Assistant Treasurer	10/11 – Present

	Mellon Holdings LLC ++	Assistant Treasurer	12/11 – Present

	MUNB Loan Holdings, LLC ***	Assistant Treasurer	10/11 – Present

	484 Wall Capital Management LLC	Assistant Treasurer -Tax	10/13 – Present

	Airlease Incorporated †††	Assistant Treasurer -Tax	7/11 – Present

	Albridge Solutions, Inc. ††††	Assistant Treasurer -Tax	6/11 – Present

	Alcentra NY, LLC ++	Assistant Treasurer -Tax	10/12 – Present

	Alcentra US, Inc. ††††	Assistant Treasurer -Tax	10/11 – Present

	Allomon Corporation †	Assistant Treasurer -Tax	5/12 – Present

	Alternative Holdings I, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	Alternative Holdings II, LLC ***	Assistant Treasurer -Tax	1/13 – Present

	AP Residential Realty, Inc. †††††	Assistant Treasurer -Tax	8/11 – Present

	APT Holdings Corporation #	Assistant Treasurer -Tax	12/11 – Present

	AURORA-IRE, INC. †††	Assistant Treasurer -Tax	7/11 – Present

	B.N.Y. Holdings (Delaware) Corporation #	Assistant Treasurer -Tax	4/12 – Present

	BNY Administrative Services LLC ***	Assistant Treasurer –Tax	12/11 – Present

	BNY Alcentra Group Holdings, Inc. ††††††	Assistant Treasurer –Tax	3/13 – Present

	BNY Capital Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Capital Markets Holdings, Inc. ***	Assistant Treasurer –Tax	11/11 – Present

	BNY Capital Resources Corporation #######	Assistant Treasurer –Tax	7/11 – Present

	BNY Cargo Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Catair LLC †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Falcon Three Holding Corp. ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Foreign Holdings, Inc. ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Gator LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Hitchcock Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing I Corp. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Housing II LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Investment Management Services LLC #	Assistant Treasurer –Tax	10/11 – Present

	BNY ITC Leasing, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Equities (Cap Funding) LLC ########	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Holdings LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Lease Partners LLC ***	Assistant Treasurer –Tax	9/11 – Present

	BNY Leasing Edge Corporation ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Alternative Investments Holdings LLC ***	Assistant Treasurer –Tax	10/13 – Present

	BNY Mellon Capital Markets, LLC ±±±±±	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing Holding Company, LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Clearing, LLC ***	Assistant Treasurer –Tax	6/11 – Present

	BNY Mellon Community Development Corporation ±±±±±	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Distributors Holdings Inc. #	Assistant Treasurer –Tax	7/12 – Present

	BNY Mellon Fixed Income Securities, LLC ***	Assistant Treasurer –Tax	8/12 – Present

	BNY Mellon Investment Servicing (US) Inc. #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Investment Servicing Trust Company #	Assistant Treasurer –Tax	3/11 – Present

	BNY Mellon Performance & Risk Analytics, Inc. (US) ±±±±±±	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Performance & Risk Analytics, LLC +	Assistant Treasurer –Tax	7/11 – Present

	BNY Mellon Transition Management Advisors, LLC **	Assistant Treasurer –Tax	5/13 – Present

	BNY Mellon Trust Company of Illinois *****	Assistant Treasurer –Tax	3/11 – Present

	BNY Mezzanine Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine Holdings LLC ******	Assistant Treasurer –Tax	5/11 – Present

	BNY Mezzanine Non NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Mezzanine NY Funding LLC ******	Assistant Treasurer –Tax	6/11 – Present

	BNY Partnership Funding LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Rail Maintenance LLC ***	Assistant Treasurer –Tax	7/11 – Present

	BNY Real Estate Holdings LLC ***	Assistant Treasurer –Tax	4/11 – Present

	BNY Recap I, LLC #	Assistant Treasurer –Tax	11/11 – Present

	BNY Salvage Inc. ***	Assistant Treasurer –Tax	3/11 – Present

	BNY Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY Wings, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	BNY XYZ Holdings LLC ***	Assistant Treasurer –Tax	5/11 – Present

	BNYM CSIM Funding LLC +++	Assistant Treasurer –Tax	7/14 – Present

	BNYM GIS Funding I LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNYM GIS Funding III LLC ***	Assistant Treasurer –Tax	6/12 – Present

	BNY-N.J. I Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	BNY-N.J. II Corp. ***	Assistant Treasurer –Tax	4/11 – Present

	Boston Safe Deposit Finance Company, Inc. *	Assistant Treasurer –Tax	7/11 – Present

	CenterSquare Investment Management Holdings, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	CenterSquare Investment Management, Inc. +++	Assistant Treasurer –Tax	2/13 – Present

	Colson Services Corp. ±	Assistant Treasurer –Tax	2/11 – Present

	EACM Advisors LLC ±±	Assistant Treasurer –Tax	4/14 – Present

	Eagle Access LLC ±±±	Assistant Treasurer –Tax	1/12 – Present

	Eagle Investment Systems LLC ±±±±	Assistant Treasurer –Tax	1/12 – Present

	ECM DE, LLC ***	Assistant Treasurer –Tax	3/11 – Present

	GIS Holdings (International) Inc. #	Assistant Treasurer –Tax	4/12 – Present

	Hamilton Floating Rate Fund Holdings, LLC ***	Assistant Treasurer –Tax	5/11 – Present

	HedgeMark International, LLC ##	Assistant Treasurer –Tax	5/14 – Present

	iNautix (USA) LLC ###	Assistant Treasurer –Tax	7/12 – Present

	IRE-1, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-AC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-BC, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	IRE-SB, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	Island Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	ITCMED, Inc. ***	Assistant Treasurer –Tax	6/11 – Present

	JRHC 1998A LLC ####	Assistant Treasurer –Tax	12/11 – Present

	Lease Equities (Texas) Corporation#####	Assistant Treasurer –Tax	7/11 – Present

	Lockwood Advisors, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Lockwood Solutions, Inc. ######	Assistant Treasurer –Tax	3/11 – Present

	Madison Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	MAM (MA) Holding Trust *	Assistant Treasurer –Tax	8/11 – Present

	MBC Investments Corporation #	Assistant Treasurer –Tax	11/11 – Present

	MBNA Institutional PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MBNA PW PA Services LLC +	Assistant Treasurer –Tax	7/12 – Present

	MCDI (Holdings) LLC ***	Assistant Treasurer –Tax	8/11 – Present

	MELDEL Leasing Corporation Number 2, Inc. #	Assistant Treasurer –Tax	8/11 – Present

	Mellon Capital Management Corporation **	Assistant Treasurer –Tax	10/13 – Present

	Mellon EFT Services Corporation †††††	Assistant Treasurer –Tax	2/11 – Present

	Mellon Financial Services Corporation #1 +	Assistant Treasurer –Tax	7/11 – Present

	Mellon Financial Services Corporation #4 +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Funding Corporation +	Assistant Treasurer –Tax	12/11 – Present

	Mellon Global Investing Corp. +	Assistant Treasurer –Tax	5/11 – Present

	Mellon International Leasing Company #	Assistant Treasurer –Tax	7/11 – Present

	Mellon Leasing Corporation +	Assistant Treasurer –Tax	9/11 – Present

	Mellon Life Insurance Company +	Assistant Treasurer –Tax	10/12 – Present

	Mellon Overseas Investment Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Mellon Properties Company ****	Assistant Treasurer –Tax	8/12 – Present

	Mellon Residential Funding Corporation	Assistant Treasurer –Tax	4/14 – Present

	National Residential Assets Corp. ***	Assistant Treasurer –Tax	4/12 – Present

	New GSM Holding Corporation ±±±±	Assistant Treasurer –Tax	7/11 – Present

	Newton Capital Management LLC ***	Assistant Treasurer –Tax	10/11 – Present

	Northern Waterworks, Inc. †††	Assistant Treasurer –Tax	7/11 – Present

	NY CRE Asset Holdings II, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	NY CRE Asset Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	One Wall Street Corporation ***	Assistant Treasurer –Tax	11/11 – Present

	Pareto New York LLC ++	Assistant Treasurer –Tax	11/11 – Present

	PAS Holdings LLC ***	Assistant Treasurer –Tax	6/11 – Present

	Pershing Advisor Solutions LLC ###	Assistant Treasurer –Tax	6/11 – Present

	Pershing Group LLC ###	Assistant Treasurer –Tax	4/11 – Present

	Pershing Investments LLC ***	Assistant Treasurer –Tax	2/11 – Present

	Pershing LLC ###	Assistant Treasurer –Tax	4/11 – Present

	PFS Holdings, LLC ***	Assistant Treasurer –Tax	1/12 – Present

	Stanwich Insurance Agency, Inc. ***	Assistant Treasurer –Tax	12/11 – Present

	TBC Securities Co., Inc. *	Assistant Treasurer –Tax	7/11 – Present

	TBCAM, LLC *	Assistant Treasurer –Tax	10/13 – Present

	Technology Services Group, Inc. ±±±±±	Assistant Treasurer –Tax	5/11 – Present

	Tennessee Processing Center LLC ±±±±±	Assistant Treasurer –Tax	9/11 – Present

	The Bank of New York Consumer Leasing Corporation ***	Assistant Treasurer –Tax	5/11 – Present

	The Boston Company Asset Management, LLC *	Assistant Treasurer –Tax	6/11 – Present

	USPLP, Inc. ***	Assistant Treasurer –Tax	10/11 – Present

	BNY Mellon Investment Management Holdings LLC #	Assistant Vice President –Tax	12/12 – Present

	BNY Aurora Holding Corp. ***	Vice President	10/11 – Present

	Agency Brokerage Holding LLC ***	Vice President –Tax	2/11 – Present

	MBSC Securities Corporation ++	Vice President –Tax	2/12 – Present

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present

	BNY Mellon Distributors Holdings, Inc. #	Vice President - Real Estate	7/11 - Present

	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	7/11 - Present

	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust Company of Illinois *****	Vice President - Real Estate	7/11 - Present

	BNY Mellon Trust of Delaware#	Vice President - Real Estate	7/11 - Present

	Eagle Investment Systems LLC ±±±±	Vice President - Real Estate	7/11 - Present

	Ivy Asset Management LLC+	Vice President - Real Estate	7/11 - Present

	Mellon Capital Management Corporation**	Vice President - Real Estate	7/11 - Present

	Mellon Financial Services Corporation #1+	Vice President - Real Estate	7/11 - Present

	Mellon Holdings LLC++	Vice President - Real Estate	7/11 - Present

	Mellon Investor Services LLC+	Vice President - Real Estate	7/11 - Present

	Pareto New York LLC ++	Vice President - Real Estate	7/11 - Present

	SourceNet Solutions, Inc. +	Vice President - Real Estate	7/11 - Present

	Technology Services Group, Inc. ±±±±±	Vice President - Real Estate	7/11 - Present

	Tennessee Processing Center LLC ±±±±±	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	7/11 - Present

	Alcentra US, Inc. ††††	Vice President - Real Estate	7/11 - Present

	BNY Mellon Capital Markets LLC ±±±±±	Vice President - Real Estate	7/11 - Present

	Pershing LLC ###	Vice President - Real Estate	7/11 - Present

	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
**	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94105.
***	The address of the business so indicated is One Wall Street, New York, New York 10286.
****	The address of the business so indicated is 3601 N. I-10 Service Road, Suite 102, Metairie, Louisiana 70002.
*****	The address of the business so indicated is 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602.
******	The address of the business so indicated is 445 Park Avenue, 12th Floor, New York, New York 10022.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.
†	The address of the business so indicated is Two Mellon Center, Suite 329, Pittsburgh, Pennsylvania 15259.
††	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
†††	The address of the business so indicated is 1633 Broadway, New York, New York 10019.
††††	The address of the business so indicated is 10877 Wilshire Blvd, #1550, Los Angeles, California 90024.
†††††	The address of the business so indicated is 1735 Market Street, Philadelphia, Pennsylvania 19103.
††††††	The address of the business so indicated is 10 Gresham Street, London EC2V 7JD.
±	The address of the business so indicated is 4 New York Plaza, New York, New York 10004.
±±	The address of the business so indicated is 200 Connecticut Avenue, Norwalk, Connecticut 06854-1940.
±±±	The address of the business so indicated is One Wells Avenue, Newton, Massachusetts 02459.
±±±±	The address of the business so indicated is 65 LaSalle Road, Suite 305, West Hartford, Connecticut 06107.
±±±±±	The address of the business so indicated is 101 Barclay Street, 3rd Floor, New York, New York 10286.
±±±±±±	The address of the business so indicated is 1313 Broadway Plaza, Tacoma, Washington 98402.
#	The address of the business so indicated is 301 Bellevue Parkway, Wilmington, Delaware 19809.
##	The address of the business so indicated is 780 Third Avenue, 44th Floor, New York, New York 10017.
###	The address of the business so indicated is One Pershing Plaza, Jersey City, New Jersey 07399.
####	The address of the business so indicated is 601 Travis Street, 17th Floor, Houston, Texas 77002.
#####	The address of the business so indicated is 1201 Louisiana, Suite 3160, Houston, Texas 77002.
######	The address of the business so indicated is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.
#######	The address of the business so indicated is 8400 East Prentice Avenue, Greenwood Village, Colorado 80111.
########	The address of the business so indicated is 1290 Avenue of the Americas, New York, New York 10104.

Item 32.                      Location of Accounts and Records

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 33.                      Management Services

Not applicable.

Item 34.                      Undertakings

(1)           Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)           Not applicable.

(3)           Not applicable.

(4)           Not applicable.

(5)           Registrant hereby undertakes that:

(a)           for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)           for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)           Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, State of New York, on the 12th day of September, 2014.

DREYFUS TMT OPPORTUNITIES FUND, INC.

By: /s/ Bradley J. Skapyak
Name: Bradley J. Skapyak Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Bradley J. Skapyak	President (Principal Executive Officer)	September 12, 2014
Bradley J. Skapyak

/s/ James Windels	Treasurer (Principal Financial and	September 12, 2014
James Windels	Accounting Officer)

/s/ Jeff S. Prusnofsky	Director	September 12, 2014
Jeff S. Prusnofsky

EXHIBIT INDEX

(a)                      Articles of Incorporation.
(b)                      Bylaws.